Exhibit 4.2

EXECUTION VERSION

CONSENT AND AMENDMENT No. 1 TO CREDIT AGREEMENT

CONSENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Agreement”) dated as of December 9, 2013 relating to the Credit Agreement dated as of February 13, 2012 (as heretofore amended or modified, the “Credit Agreement”) among ROUNDY’S SUPERMARKETS, INC. (the “Borrower”), the lenders from time to time party thereto, and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, the Borrower has informed the Administrative Agent and the Lenders that it (i) intends to issue up to $200,000,000 of Senior Secured Second Lien Notes due 2020 (the “Second Lien Notes”) pursuant to an indenture to be dated the date of issuance thereof, (ii) may use up to $36 million of the net cash proceeds thereof to purchase or refinance the purchase of 11 Dominick’s stores from Safeway, Inc. (the “Acquisition”), (iii) intends to use a portion of the net cash proceeds thereof to prepay approximately $148 million in principal amount of the Term Loans (plus accrued interest thereon) (the “Prepayment”) and (iv) intends to use the remaining net cash proceeds thereof to pay fees and expenses in connection with the foregoing and otherwise for working capital and general corporate purposes;

WHEREAS, the Borrower, the Administrative Agent and the Lenders identified on the signature pages hereto, which Lenders collectively constitute the “Required Lenders”, have agreed to, effective as of the Amendment Effective Date (as defined below), amend certain provisions of the Credit Agreement and the Guarantee and Collateral Agreement, to, among other things, permit the incurrence of the Second Lien Notes, subject to the terms and conditions set forth herein;

WHEREAS, Credit Suisse Securities (USA) LLC is acting a sole arranger and sole bookrunner (in such capacity, the “Arranger”) for this Amendment;

NOW, THEREFORE, the parties hereto therefore agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement or the Guarantee and Collateral Agreement, as applicable, shall, after the Amendment Effective Date, refer to the Credit Agreement or the Guarantee and Collateral Agreement, as applicable, in each case as amended hereby. For the avoidance of doubt, after the Amendment Effective Date, any references to “date hereof,” or “date of this Agreement,” in the Credit Agreement, shall continue to refer to February 13, 2012.

Section 2. Consent. The following consent (the “Consent”) under the Credit Agreement and the other Loan Documents is effective as of the Consent Effective Date (as defined below):

Notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, the Borrower may (i) issue the Second Lien Notes prior to consummation of the Acquisition so long as (v) no Default or Event of Default shall have occurred and be continuing at the time of such issuance

1

(other than any Default or Event of Default that would arise solely from the issuance of the Second Lien Notes and other matters permitted pursuant to this paragraph), (w) the gross proceeds of the Second Lien Notes, upon issuance thereof, plus an amount sufficient to fund a special mandatory redemption (the “Special Mandatory Redemption”) of the Second Lien Notes, including accrued and unpaid interest on the Second Lien Notes up to, but not including, the date that is three Business Days after December 31, 2013 (the “Escrow Release Deadline”), are deposited into a segregated account (such account, the “Escrow Account” and the funds deposited therein, the “Escrow Funds”) all in a manner permitted pursuant to the terms of the Second Lien Notes, (x) the Escrow Account and the Escrow Funds shall at all times until release from escrow thereof pursuant to clause (y) or (z) below, as applicable, be pledged to, and controlled by, the trustee for the Second Lien Notes, (y) if the Acquisition is not consummated on or prior to the Escrow Release Deadline or if the Borrower announces that the purchase agreement relating to the Acquisition has been terminated or amended, modified, consented to or waived in a manner not permitted pursuant to the terms of the Second Lien Notes or that the Borrower determines that it will not pursue the consummation of the Acquisition, then the Borrower shall apply the Escrow Funds (and no other funds) to redeem the Second Lien Notes pursuant to a Special Mandatory Redemption in accordance with the terms of the Second Lien Notes and (z) if the Acquisition is consummated on or prior to the Escrow Release Deadline, then the Borrower shall apply the Escrow Funds in accordance with the first paragraph of the Recitals above, including to consummate the Acquisition and make the Prepayment and (ii) pledge the Escrow Funds and the Escrow Account (but no other assets) on a first priority basis to the trustee for the Second Lien Notes for the benefit of the holders of the Second Lien Notes. The Special Mandatory Redemption shall be effected at a price not to exceed the issue price of the Second Lien Notes, plus accrued yield, plus accrued and unpaid interest from the issue date of the Second Lien Notes up to the date on which the Special Mandatory Redemption is funded.

Section 3. Amendments.

(a) The Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to be as set forth in the conformed copy of the Credit Agreement attached as Exhibit A hereto.

(b) The Guarantee and Collateral Agreement is, effective as of the Amendment Effective Date, hereby amended as follows:

(i) Section 1.01 thereof is amended to add the following defined term in appropriate alphabetical order:

“Guarantor Other Obligations” shall mean, collectively, all obligations and liabilities of any Guarantor (including, without limitation, Post-Petition Interest accruing at the then applicable rate provided in any Specified Hedge Agreement or any Specified Cash Management Obligation) to any Qualified Counterparty or Cash Management Bank, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Specified Hedge Agreement, any agreement in respect of any Specified Cash Management Obligation or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the relevant Qualified Counterparty or Cash Management Bank thereof that are required to be paid by such Guarantor pursuant to the terms of any Specified Hedge Agreement or Specified Cash Management Obligation, as applicable); provided, that any release of Collateral or Guarantors effected in the manner permitted by the Credit Agreement shall not require the consent of holders of obligations under Specified Hedge Agreements or the holders of any Specified Cash Management Obligations.

2

(ii) Section 1.01 thereof is amended to modify the definition of “Guarantor Obligations” to add the following proviso at the end thereof “; provided, that Guarantor Obligations shall not include, Excluded Swap Obligations of such Guarantor.”.

(iii) Section 1.01 thereof is amended to modify the definition of “Obligations” to add “and its Guarantor Other Obligations” immediately after “Guarantor Obligations”.

(iv) Article 2 thereof is amended to replace each reference therein to “Borrower Obligations” with “Obligations”.

(v) Section 6.05 thereof is amended to add the following sentence at the end of such Section:

“Notwithstanding the foregoing, amounts received from the Borrower or any Guarantor that is not a Qualified ECP Guarantor shall not be applied to the Obligations that are Excluded Swap Obligations (it being understood that in the event that any amount is applied to Obligations other than Excluded Swap Obligations as a result of this sentence, the Administrative Agent shall make such adjustments as it determines are appropriate to preserve the allocation to the Obligations as set forth in this Section.”

(vi) Article 2 thereof is amended to add the following new Section 2.08:

“2.08. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its Guarantor Obligations in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.08 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.08, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Article 2 shall have been satisfied by payment in full in cash (excluding contingent indemnification obligations or obligations with respect to Specified Hedge Agreements or Specified Cash Management Obligations), no Letter of Credit shall be outstanding and the Commitments shall be terminated. Each Qualified ECP Guarantor intends that this Section 2.08 constitute, and this Section 2.08 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

Section 4. Representations of the Borrower. The Borrower represents and warrants that:

(a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Consent Effective Date after giving effect hereto as if made on and as of such date (except to the extent such representations and warranties are specifically made as of an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date);

3

(b) no Default or Event of Default has occurred and is continuing on and as of the Consent Effective Date after giving effect hereto (other than any Default or Event of Default that would arise solely from the issuance of the Second Lien Notes and other matters permitted pursuant to the Consent);

(c) each Loan Party has the organizational power and authority, and the legal right, to make, deliver and perform this Agreement and the Loan Documents to which it is a party as amended or supplemented by this Agreement. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Agreement and each Loan Document to which it is a party as amended or supplemented hereby. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required to be obtained by a Loan Party in connection with the execution, delivery and performance of this Agreement or any Loan Document as amended or supplemented hereby or the legality, validity, binding effect or enforceability of this Agreement or any such Loan Document as amended or supplemented hereby, except (i) consents, authorizations, filings and notices, which have been obtained or made prior to the Consent Effective Date and are in full force and effect and (ii) those consents, authorizations, filings and notices, the failure of which to make or obtain would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect. This Agreement has been duly executed and delivered on behalf of the Borrower. This Agreement constitutes, and each other Loan Document as amended and supplemented hereby upon execution will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

(d) the execution, delivery and performance of this Agreement and of the other Loan Documents as amended or supplemented hereby (i) will not violate any Requirement of Law or any Contractual Obligation of Holdings, the Borrower or any of the Restricted Subsidiaries and (ii) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents and the Second Lien Notes Documents).

Section 5. Conditions to the Effectiveness of the Consent. The Consent shall become effective as of the first date (the “Consent Effective Date”) when each of the following conditions shall have been satisfied:

(a) the Administrative Agent shall have received from the Borrower, the Required Lenders and the Administrative Agent (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement; and

(b) the representations and warranties set forth in Section 4 above shall be true and correct in all material respects on and as of the Consent Effective Date after giving effect hereto.

Section 6. Conditions to the Amendment Effective Date. The amendments in Section 3 shall become effective as of the first date (the “Amendment Effective Date”) when each of the following conditions shall have been satisfied:

4

(a) the Consent Effective Date shall have occurred;

(b) No Default or Event of Default shall have occurred and be continuing or shall occur after giving effect hereto;

(c) the representations and warranties set forth in Section 4 above shall be true and correct in all material respects on and as of the Amendment Effective Date after giving effect hereto (and each reference therein to “Consent Effective Date” shall be deemed to be a reference to “Amendment Effective Date”);

(d) the Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Responsible Officer of the Borrower, confirming the accuracy in all material respects of the representations and warranties set forth in Section 4 above and confirming the satisfaction of the conditions in clause (b) above and clause (h) below;

(e) contemporaneously with the effectiveness of the amendments in Section 3, the Borrower shall pay a consent fee (the “Consent Fee”) to the Administrative Agent, for the ratable account of the Applicable Lenders (as defined below), equal to the sum of (i) 0.10% of the aggregate outstanding principal amount of the Loans of the Applicable Lenders plus (ii) 0.10% of the aggregate amount of the unused Revolving Commitments of the Applicable Lenders. “Applicable Lender” shall mean each Lender that has delivered an executed counterpart of this Agreement to the Administrative Agent prior to 12:00 noon, New York City time, on December 9, 2013 or such later date and time specified by the Borrower and notified in writing to the Lenders by the Administrative Agent. The Consent Fee shall be calculated after giving effect to the Prepayment;

(f) contemporaneously with the effectiveness of the amendments in Section 3, all fees to be paid to the Arranger on the Amendment Effective Date and all expenses to be reimbursed to the Administrative Agent and the Arranger, which expenses have been invoiced a reasonable period of time prior to the Amendment Effective Date, shall have been paid, including the reasonable fees, charges and disbursements of counsel to the Arranger and the Administrative Agent;

(g) Roundy’s, Inc. shall have become a party to the Guarantee and Collateral Agreement in the capacities of “Guarantor” and Grantor”, pursuant to a form reasonably acceptable to the Administrative Agent;

(h) the Acquisition shall have been consummated on or prior to the Amendment Effective Date, or will be consummated substantially concurrently with the Amendment Effective Date; and

(i) substantially contemporaneously with the effectiveness of the amendments in Section 3, the Borrower shall have applied a portion of the net cash proceeds of the Second Lien Notes to optionally prepay not less than $148 million in principal amount of the Tranche B Term Loans (plus accrued interest thereon) in accordance with Section 4.02 of the Credit Agreement and the Required Lenders hereby waive any requirement for an optional prepayment notice required thereunder in connection with such prepayment.

5

Section 7. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

Section 8. Effect of This Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

Section 9. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 10. Miscellaneous. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby as and to the extent provided in Section 11.05 of the Credit Agreement. The provisions of this Agreement are deemed incorporated into the Credit Agreement as if fully set forth therein.

6

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

Borrower:

ROUNDY’S SUPERMARKETS, INC.

By:
Name:
Title:

AMENDMENT No. 1 SIGNATURE PAGE

ADMINISTRATIVE AGENT:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:
Name: Title:

By:
Name: Title:

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

[NAME], as a Lender

By:
Name: Title:

[By:
Name: Title:]

AMENDMENT No. 1 SIGNATURE PAGE

Exhibit A

Credit Agreement

CREDIT AGREEMENT

dated as of February 13, 2012

(as amended pursuant to Consent and Amendment No. 1 to Credit Agreement dated as of December 9, 2013)

among

ROUNDY’S SUPERMARKETS, INC.,

as Borrower,

The Several Lenders

from Time to Time Parties Hereto,

CREDIT SUISSE AG,

as Administrative Agent,

JPMORGAN CHASE BANK, N.A.,

as Issuing Lender,

BANK OF AMERICA, N.A.

and

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,

“RABOBANK NEDERLAND” NEW YORK BRANCH,

as Co-Documentation Agents,

and

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent

CREDIT SUISSE SECURITIES (USA) LLC

and

J.P. MORGAN SECURITIES LLC,

as Joint Lead Arrangers and Joint Bookrunners,

i

ARTICLE 12
ADDITIONAL CREDITS

Section 12.01.	Incremental Facilities	148
Section 12.02.	Amend And Extend Transactions	150
Section 12.03.	Refinancing Amendments	153

SCHEDULES

Schedule 1.01(a)	Existing Surveys/ Existing Title Policies
Schedule 1.01(b)	Real Property
Schedule 1.01(c)	Commitments
Schedule 3.04	Letters of Credit
Schedule 5.06	Litigation
Schedule 5.15	Subsidiaries
Schedule 5.19(a)	UCC Filing Jurisdictions
Schedule 5.19(b)	Mortgage Filing Jurisdictions
Schedule 8.02	Existing Indebtedness
Schedule 8.03	Existing Liens
Schedule 8.08	Investments
Schedule 8.10	Transactions with Affiliates
Schedule 8.13	Negative Pledge Agreements
Schedule 8.14	Restrictions on Subsidiary Distributions

EXHIBITS

Exhibit A	Form of Assignment and Assumption
Exhibit B	Auction Procedures
Exhibit C	Form of Borrowing Request
Exhibit D	Form of Compliance Certificate
Exhibit E	Form of Guarantee and Collateral Agreement
Exhibit F	Form of Mortgage
Exhibit G	Form of Exemption Certificate
Exhibit H-1	Form of Promissory Note (Tranche B Term Loans)
Exhibit H-2	Form of Promissory Note (Revolving Credit Loans)
Exhibit I	Form of Closing Certificate
Exhibit J-1	Form of Legal Opinion of Kirkland & Ellis LLP
Exhibit J-2	Form of Legal Opinion of Whyte Hirschboeck Dudek S.C.
Exhibit K	Form of Perfection Certificate

v

CREDIT AGREEMENT, dated as of February 13, 2012 (as amended pursuant to Consent and Amendment No. 1 to Credit Agreement dated as of December 9, 2013), among ROUNDY’S SUPERMARKETS, INC., a Wisconsin corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties hereto (each a “Lender” and, collectively, the “Lenders”), BANK OF AMERICA, N.A. and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH, as co-documentation agents (in such capacity, the “Co-Documentation Agents”), JPMORGAN CHASE BANK, N.A., as syndication agent (in such capacity, the “Syndication Agent”), CREDIT SUISSE AG, as administrative agent and collateral agent (in any such capacity, together with its successors in such capacity, the “Administrative Agent”) and JPMORGAN CHASE BANK, N.A., as an Issuing Lender.

W I T N E S S E T H:

WHEREAS, capitalized terms used and not defined in the preamble and these recitals shall have the respective meanings set forth for such terms in Section 1.01 hereof;

WHEREAS, (i) the Borrower, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, as successor in interest to Bear Stearns Corporate Lending Inc.), the several banks and other financial institutions or entities from time to time parties thereto and certain other parties are parties to that certain Credit Agreement dated as of November 3, 2005 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Facility”) and (ii) the Borrower, Credit Suisse AG, as administrative agent, the several banks and other financial institutions or entities from time to time parties thereto and certain other parties are parties to that certain Second Lien Credit Agreement dated as of April 16, 2010 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Second Lien Credit Facility”; the Existing Second Lien Credit Facility, together with the Existing First Lien Credit Facility, the “Existing Credit Facility”);

WHEREAS, the Borrower intends to repay (the “Refinancing”) the Existing Credit Facility and has requested that the Lenders (a) establish a $125,000,000 revolving credit facility in favor of, and (b) make term loans in an aggregate principal amount equal to $675,000,000 to, the Borrower;

WHEREAS, subject to the terms and conditions hereinafter set forth, the Lenders and the Issuing Lender to the extent of their respective Commitments as defined herein are willing severally to establish the requested revolving credit facility and letter of credit subfacility in favor of, and severally to make the term loans to, the Borrower;

WHEREAS, in connection with the foregoing and as an inducement for the Lenders to extend the credit contemplated hereunder, the Borrower has agreed to secure all of its Obligations by granting to the Administrative Agent, for the benefit of the Secured Parties, a first priority lien on substantially all of its assets; and

WHEREAS, in connection with the foregoing and as an inducement for the Lenders to extend the credit contemplated hereunder, the Guarantors have agreed to guarantee the Obligations and to secure their respective guarantees by granting to the Administrative Agent, for the benefit of the Secured Parties, a first priority lien on substantially all of their respective assets;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Defined Terms. As used in this Agreement, the terms listed in this Section 1.01 shall have the respective meanings set forth in this Section 1.01.

“Acquired Person” shall mean, as to any Person, any other Person (i) all of the Capital Stock of which is owned by such Person and (ii) which is consolidated with such Person in accordance with GAAP.

“Acquisition” shall mean, as to any Person, the acquisition by such Person of (a) Capital Stock of any other Person in a related, complementary or ancillary line of business as such Person if, after giving effect to the acquisition of such Capital Stock, such other Person would be (i) an Acquired Person of such Person and (ii) a Subsidiary Guarantor, (b) all or substantially all of the assets of any other Person in a related, complementary or ancillary line of business as such Person or (c) assets constituting one or more business units (which may include any individual store or groups of stores) of any other Person used in a related, complementary or ancillary line of business of such Person.

“Additional Lender” shall mean, at any time, any bank, other financial institution, institutional investor or other Person (other than a natural person) that, in any case, is not an existing Lender and that agrees to provide any portion of any (a) Incremental Term Loans or Incremental Revolving Commitment Increase in accordance with Section 12.01 or (b) Credit Agreement Refinancing Indebtedness pursuant to a Refinancing Amendment in accordance with Section 12.03.

2

“Adjusted Excess Cash Flow” shall mean, with respect to any period, (a) the sum, without duplication, of (i) Excess Cash Flow for such period, (ii) decreases in Consolidated Working Capital for such period, (iii) the net increase during such period (if any) in long-term deferred tax accounts of the Borrower and (iv) the aggregate amount of cash items deducted pursuant to the second clause (b) of the definition of Consolidated EBITDA for such period, minus (b) the sum, without duplication of (i) [Reserved], (ii) increases in Consolidated Working Capital for such period, (iii) the net decrease during such period (if any) in long-term deferred tax accounts of the Borrower, (iv) the aggregate amount of all regularly scheduled principal payments of Funded Debt (other than those payments deducted from Excess Cash Flow under clauses (iv), (v) and (vi) of the definition thereof) of the Borrower and the Restricted Subsidiaries made during such period, but only to the extent that the Funded Debt so paid by its terms cannot be reborrowed or redrawn and such payments do not occur in connection with a refinancing of all or any portion of such Funded Debt, (v) cash payments during such period to fund the underfunding liability of the defined pension plans of the Borrower or any of its Restricted Subsidiaries, (vi) the aggregate amount of cash items added back pursuant to clause (e) of the definition of Consolidated EBITDA for such period, (vii) all optional prepayments of Funded Debt (other than the Loans and the Second Lien Notes and any Permitted Refinancing thereof) paid in cash during such period, but only to the extent that the Funded Debt so prepaid by its terms cannot be reborrowed or redrawn and such prepayments do not occur in connection with a refinancing of all or any portion of such Funded Debt, (viii) any cash payments during such period of reasonable costs, fees and expenses incurred in connection with any Acquisition, except to the extent financed with the proceeds of Indebtedness, equity issuances or contributions, casualty proceeds, condemnation proceeds or other similar proceeds, (ix) any cash payments made during such period pursuant to Restricted Payments permitted under Section ?8.06(b) (excluding amounts expended in reliance on the final proviso thereof or financed with the proceeds of key man life insurance) and ?Section 8.06(c), (x) the aggregate amount of cash items added back pursuant to clauses (h) (but only with respect of any subsequent offering of Parent’s common stock or the issuance, payment or exchange of any Second Lien Notes or Permitted Unsecured Refinancing Debt), (i) and (k) of the definition of Consolidated EBITDA for such period, except to the extent financed with the proceeds of Indebtedness, equity issuances or contributions, casualty proceeds, condemnation proceeds or other similar proceeds and (xi) the aggregate amount of items added back pursuant to clause (h) (but only with respect of the Transactions and the initial public offering of Parent’s common stock) of the definition of Consolidated EBITDA for such period.

“Administrative Agent” shall have the meaning provided in the preamble to this Agreement.

3

“Affiliate” shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Affiliate Debt Fund” shall mean an Affiliated Lender that is a bona fide debt fund or an investment vehicle that is primarily engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of business and with respect to which neither the Sponsor nor any investment vehicles managed or advised by the Sponsor directly or indirectly makes investment decisions for such entity or possesses the power to direct or cause the direction of the investment policies of such entity.

“Affiliated Lender” shall mean the Sponsor and its Affiliates (other than Holdings, the Borrower or its Subsidiaries or any natural person).

“Agents” shall mean, collectively, the Administrative Agent, the Lead Arrangers, the Syndication Agent and the Co-Documentation Agents, which term shall include, for purposes of Article 10 only, the Issuing Lender.

“Aggregate Exposure” shall mean, with respect to any Lender at any time, an amount equal to (a) until the Closing Date, the aggregate amount of such Lender’s Commitments at such time and (b) thereafter, the sum of (i) the aggregate then unpaid principal amount of such Lender’s Term Loans and (ii) the amount of such Lender’s Revolving Commitment then in effect or, if the Revolving Commitments have been terminated, the amount of such Lender’s Revolving Extensions of Credit then outstanding.

“Aggregate Exposure Percentage” shall mean, with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender’s Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time.

“Agreement” shall mean this Credit Agreement.

“All-in Yield” shall mean, as to any Indebtedness, the yield thereon as determined in good faith by the Borrower and the Administrative Agent, whether in the form of interest rate, margin, original issue discount, up-front fees, rate floors or otherwise; provided that original issue discount and up-front fees shall be equated to interest rate assuming a 4-year life to maturity (or, if less, the life of such Indebtedness); and provided further that “All-in Yield” shall not include arrangement, underwriting, structuring or similar fees paid to arrangers for such Indebtedness and customary consent fees for an amendment paid generally to consenting Lenders.

4

“Amend and Extend Transaction” shall mean an extension of maturity transaction described in and effected pursuant to Section 12.02.

“Amendment Effective Date” shall have the meaning ascribed to such term in the Consent and Amendment No. 1 to Credit Agreement.

“Applicable Margin” shall mean, for any day (a) with respect to any Eurodollar Loans that are Tranche B Term Loans or Revolving Loans, 4.50% per annum and (b) with respect to any Base Rate Loans that are Tranche B Term Loans or Revolving Loans, 3.50% per annum.

“Application” shall mean an application, in such form as the Issuing Lender may specify from time to time, requesting the Issuing Lender to open a Letter of Credit.

“Approved Fund” shall mean (a) a CLO and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an affiliate of such investment advisor.

“Asset Sale” shall mean any Disposition of Property or series of related Dispositions of Property (excluding any such Disposition permitted by clause (a), (b), (c), (d), (e), (g), (h), (i) or (j) of Section 8.05) that yields gross proceeds to the Borrower or any of the Restricted Subsidiaries (valued at the initial principal amount thereof, in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value, in the case of other non-cash proceeds) in excess of $3,000,000.

“Assignee” shall have the meaning provided in Section 11.06(b).

“Assignment and Assumption” shall mean an Assignment and Assumption, substantially in the form of Exhibit A or such other form as shall be approved by the Administrative Agent and the Borrower.

“Auction Manager” shall mean an investment bank or other financial institution or advisor of recognized standing selected by the Borrower.

“Auction Procedures” shall mean the auction procedures with respect to non-pro rata assignments of Term Loans pursuant to Section 11.06(g) or 11.06(h), as applicable, and as set forth in Exhibit B hereto.

5

“Available Amount” shall mean, at any time, the sum of (a) $25,000,000 plus (b) an amount (which amount shall not be less than zero) equal to (i) the cumulative amount of Adjusted Excess Cash Flow of the Borrower and its Restricted Subsidiaries for the Available Amount Reference Period minus (ii) the portion of such Adjusted Excess Cash Flow that has been (or is required to be) applied to the prepayment of Loans in accordance with Section 4.03(c) (without giving effect to any prepayments of Loans reducing the amount required to prepay the Loans pursuant to Section 4.03), minus (iii) the aggregate amount of Restricted Payments made pursuant to Section 8.06(g) for the Available Amount Reference Period, minus (iv) the aggregate amount of the Available Amount applied by the Borrower under Section 8.09(a).

“Available Amount Reference Period” shall mean the period commencing on January 1, 2014 and ending on the last day of the most recent fiscal year for which financial statements required to be delivered pursuant to Section 7.01(a), and the related certificate required to be delivered pursuant to Section 7.02(b), have been received by the Administrative Agent.

“Available Revolving Commitments” shall mean, as to any Revolving Lender, at any time, an amount equal to the excess, if any, of (a) such Lender’s Revolving Commitment then in effect over (b) such Lender’s Revolving Extensions of Credit then outstanding.

“Base Rate” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%; provided that, for the avoidance of doubt, the Eurodollar Rate for any day shall be based on the rate determined on such day at approximately 11 a.m. (London time) by reference to the British Bankers’ Association Interest Settlement Rates for deposits in Dollars (as set forth by any service selected by the Administrative Agent that has been nominated by the British Bankers’ Association as an authorized vendor for the purpose of displaying such rates), but in any event shall not be less than 1.25% per annum. If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate shall be effective on the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate, as the case may be.

6

“Base Rate Loans” shall mean Loans the rate of interest applicable to which is based upon the Base Rate.

“Benefited Lender” shall have the meaning in Section 11.07(a).

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Borrower” shall have the meaning provided in the preamble to this Agreement.

“Borrower Materials” shall have the meaning assigned to such term in Section 11.02.

“Borrower Notice” shall have the meaning provided in Section 7.09(b).

“Borrowing” shall mean Loans of the same Class and Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Date” shall mean any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lenders to make Loans hereunder.

“Borrowing Request” shall mean a request by the Borrower in accordance with the terms of Section 4.01 and substantially in the form of Exhibit C, or such other form as shall be approved by the Administrative Agent.

“Business” shall have the meaning provided in Section 5.17(b).

“Business Day” shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided that with respect to notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, such day is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.

“Capital Expenditures” shall mean for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Restricted Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) that should be capitalized under GAAP on a consolidated balance sheet of such Person and its Restricted

7

Subsidiaries; but excluding to the extent otherwise included any such expenditure: (i) which is financed with the Net Cash Proceeds of a Recovery Event as permitted by Section 4.03(b), (ii) relating to the purchase price of an Acquisition or an Investment permitted under Section 8.08, (iii) made by the Borrower or any Subsidiary Guarantor as a tenant to finance leasehold improvements, to the extent such expenditures are reimbursed by the landlord, (iv) to effect any Sale and Leaseback Transactions permitted under Section 8.11, (v) that is financed with the proceeds of a Disposition permitted by Section 8.05(a), Section 8.05(f) and Section 8.05(k), and (vi) which is financed with Capital Stock Net Cash Proceeds.

“Capital Lease Obligations” shall mean as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

“Capital Stock” shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“Capital Stock Net Cash Proceeds” shall mean any Net Cash Proceeds contributed by Parent to Holdings and by Holdings to the Borrower, in each case as cash common equity; provided that such Net Cash Proceeds shall cease to constitute Capital Stock Net Cash Proceeds if such Net Cash Proceeds were previously applied for any purpose or applied in determining the permissibility of a transaction under the Loan Documents where such permissibility was (or may have been) contingent on receipt of such amount or utilization of such amount for a specified purpose, including without limitation, pursuant to the definition of “Capital Expenditures” or Section 8.06(b), 8.08(r) or 8.09(a).

“Cash Collateralize” shall mean to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Issuing Lender or Lenders, as collateral for L/C Obligations or obligations of Lenders to fund participations in respect of L/C Obligations, cash or deposit account balances or, if the Administrative Agent and the Issuing Lender shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the Issuing Lender. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

8

“Cash Equivalents” shall mean (a) U.S. Dollars, (b) securities issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within twelve months from the date of acquisition, (c) certificates of deposit, time or demand deposits, eurodollar time deposits or overnight bank deposits having maturities of twelve months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000 and a Thomson Bank Watch Rating of at least B, (d) commercial paper of an issuer rated no lower than A-2 by S&P or P-2 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within twelve months from the date of acquisition, (e) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (c) of this definition or recognized securities dealer having combined capital and surplus of not less than $500,000,000, having a term of not more than seven days, with respect to securities satisfying the criteria in clauses (a) or (c) above, (f) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) having one of the two highest rating categories obtainable from either Moody’s or S&P, (g) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (c) of this definition, or (h) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (g) of this definition.

“Cash Management Bank” shall mean, with respect to any Specified Cash Management Obligations, any Person that at the time it provides any Cash Management Services or at any time after it has provided any Cash Management Services is a Lender or an Affiliate of a Lender.

“Cash Management Obligations” shall mean obligations owed by any Loan Party to any Cash Management Bank in connection with, or in respect of, any Cash Management Services.

“Cash Management Services” shall mean treasury, depository, credit cards, debit cards and cash management services and any automated clearing house fund transfer services.

9

“Change in Law” shall mean (a) the adoption or taking effect of any law, rule or regulation after the Closing Date, (b) any change in any Requirement of Law or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender or the Issuing Lender (or, for purposes of Section 4.10, by any lending office of such Lender or by such Lender’s or such Issuing Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or any United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued, other than in the case of clauses (x) and (y), any rules, regulations, orders, requests, guidelines or directives that Lenders are required to comply with prior to the Closing Date; provided that this exclusion shall not apply if any of such existing rules, regulations, orders, requests, guidelines or directives are modified after the Closing Date.

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Extended Revolving Credit Loans (of the same Extension Series), Tranche B Term Loans, Incremental Term Loans, Extended Term Loans (of the same Extension Series), or Refinancing Term Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, an Extended Revolving Credit Commitment (of the same Extension Series), a Tranche B Term Commitment, an Incremental Term Loan Commitment or a Refinancing Term Loan Commitment, and when used in reference to any Lender, refers to whether such Lender has a Loan or Commitment with respect to the applicable Class.

“CLO” means any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an affiliate of such Lender.

“Closing Date” shall mean the date on which the conditions precedent set forth in Section 6.01 shall have been satisfied or waived (in accordance with Section 11.01), which date is February 13, 2012.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

10

“Co-Documentation Agents” shall have the meaning provided in the preamble to this Agreement.

“Collateral” shall mean all property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

“Commitment” shall mean, as to any Lender, such Lender’s Revolving Commitment, Extended Revolving Credit Commitment, Tranche B Term Commitment, Incremental Term Loan Commitment or Refinancing Term Loan Commitment.

“Commitment Fee Rate” shall mean 0.50% per annum.

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Commonly Controlled Entity” shall mean an entity, whether or not incorporated, that is under common control with Holdings or the Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes Holdings or the Borrower and that is treated as a single employer under Section 414 of the Code.

“Communications” shall have the meaning assigned to such term in Section 11.02.

“Competitor” shall mean (x) a Person which is engaged in a business that is substantially similar to the Borrower or is a competitor of the Borrower or (y) any Affiliate of such Person described in clause (x) of this definition.

“Compliance Certificate” shall mean a certificate duly executed by a Responsible Officer substantially in the form of Exhibit D.

“Conduit Lender” shall mean any special purpose entity organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument, subject to the consent of the Administrative Agent and the Borrower; provided that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Loan under this Agreement if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender; and provided further that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to Section 4.10, 4.11, 4.12 or 11.05 than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender or (b) be deemed to have any Commitment.

11

“Confidential Information Memorandum” shall mean the Confidential Information Memorandum dated January 2012 and furnished to the Lenders.

“Consolidated Current Assets” shall mean, at any date, all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries at such date.

“Consent and Amendment No. 1 to Credit Agreement” shall mean that certain Consent and Amendment No. 1 to Credit Agreement dated as of December 9, 2013 among the Borrower, the Lenders party thereto and the Administrative Agent.

“Consolidated Current Liabilities” shall mean, at any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries at such date, but excluding (a) any Indebtedness of the Borrower and the Restricted Subsidiaries and (b) without duplication of clause (a) above, all Indebtedness consisting of Revolving Loans to the extent otherwise included therein.

“Consolidated EBITDA” shall mean, for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period (except in the case of clause (j) below), the sum of (a) income tax expense (including, without duplication, franchise and foreign withholding taxes and any state single business unitary or similar tax), (b) interest expense, amortization or write-off of deferred financing fees, debt discount and debt issuance costs and commissions, discounts and other fees, expenses and charges associated with negotiation and execution of any Indebtedness (including original issue discount), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill impairment) and organization costs and any goodwill impairment loss recognized by FAS No. 142, (e) any extraordinary charges, expenses or losses determined in accordance with GAAP, (f) non-cash compensation expenses arising from the issuance of stock, options to purchase stock and stock appreciation rights to the management of Holdings (to the extent attributable to work performed on behalf of the Borrower), the Borrower or any of the Restricted Subsidiaries, (g) any other non-cash charges, non-cash expenses or non-cash losses of Holdings (to the extent attributable to work performed on behalf of the Borrower), the Borrower or any of the Restricted Subsidiaries (excluding any such charge, expense or loss incurred in the ordinary course of

12

business that constitutes an accrual of or a reserve for cash charges for any future period, but including non-cash charges arising out of the restructuring, consolidation, severance or discontinuance of any portion of the operations, employees and/or management of Holdings (to the extent attributable to work performed on behalf of the Borrower), the Borrower and the Restricted Subsidiaries); provided, however, that cash payments made in such period or in any future period in respect of such non-cash charges, expenses or losses (excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of or a reserve for cash charges for any future period) shall be subtracted from Consolidated Net Income in calculating Consolidated EBITDA in the period when such payments are made, (h) costs, fees, charges and expenses incurred in connection with the Transactions, the initial public offering of Parent’s common stock, any subsequent offering of Parent’s common stock or the issuance, payment or exchange of the Second Lien Notes or any Permitted Unsecured Refinancing Debt, (i) reasonable costs, fees, charges and expenses incurred in connection with Dispositions made in reliance on Section 8.05(a) (but only to the extent it is a Disposition of “surplus” property), Section 8.05(f) and Section 8.05(k), in each case, as permitted herein, (j) the cash proceeds of any business interruption insurance to the extent such proceeds are not included in determining Consolidated Net Income for such period and (k) (A) any non-recurring or unusual losses, expenses or charges, or severance, restructuring or relocation or consolidation charges and expenses or (B) costs, fees, charges and expenses incurred in connection with any investment, acquisition or reorganization permitted hereunder; provided that the amount added back pursuant to this clause (k) in any period shall not exceed 10% of Consolidated EBITDA for such period prior to giving effect to this clause (k), and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income, (b) any extraordinary income or gains determined in accordance with GAAP and (c) any other non-cash income (excluding any items that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period that are described in the parenthetical to clause (g) above), all as determined on a consolidated basis. For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a “Reference Period”) pursuant to any determination of the Consolidated Leverage Ratio or the Consolidated Senior Secured Leverage Ratio, (i) if at any time during such Reference Period the Borrower or any Restricted Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period, as determined in accordance with Regulation S-X (except as determined reasonably and in good faith by the chief financial officer of the Borrower and set forth in an officer’s certificate delivered

13

to the Administrative Agent setting forth in reasonable detail the basis for any adjustments which are not in compliance with Regulation S-X, which adjustments are acceptable to the Administrative Agent in its reasonable judgment) and (ii) if during such Reference Period the Borrower or any Restricted Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Reference Period, as determined in accordance with Regulation S-X (except as determined reasonably and in good faith by the chief financial officer of the Borrower and set forth in an officer’s certificate delivered to the Administrative Agent setting forth in reasonable detail the basis for any adjustments which are not in compliance with Regulation S-X, which adjustments are acceptable to the Administrative Agent in its reasonable judgment). As used in this definition, “Material Acquisition” means (x) any acquisition of property or series of related acquisitions of property that (a) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (b) involves the payment of consideration by the Borrower and the Restricted Subsidiaries in excess of $2,000,000 or (y) the designation of any Unrestricted Subsidiary as a Restricted Subsidiary during such period; and “Material Disposition” means (x) any Disposition of property or series of related Dispositions of property that yields gross proceeds to the Borrower or any of the Restricted Subsidiaries in excess of $2,000,000 or (y) the designation of any Restricted Subsidiary as an Unrestricted Subsidiary during such period. For purposes of determining the Consolidated Interest Coverage Ratio, the Consolidated Leverage Ratio and the Consolidated Senior Secured Leverage Ratio as of or for the periods ended on June 30, 2012 and September 29, 2012, Consolidated EBITDA will be deemed to be equal to (i) for the fiscal quarter ended October 1, 2011, $56,657,000 and (ii) for the fiscal quarter ended December 31, 2011, $51,507,000.

“Consolidated Interest Coverage Ratio” shall mean, for any period, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

“Consolidated Interest Expense” shall mean, for any period, total cash interest expense (including that attributable to Capital Lease Obligations) of the Borrower and the Restricted Subsidiaries for such period with respect to all outstanding Indebtedness of the Borrower and the Restricted Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP, but excluding non-cash amortization of deferred financing costs incurred in connection with the Transactions and any future issuance of Indebtedness). For purposes of

14

determining the Consolidated Interest Coverage Ratio for the period of four consecutive quarters ended June 30, 2012 and September 29, 2012, Consolidated Interest Expense shall be deemed to be equal to (a) the Consolidated Interest Expense for the two consecutive fiscal quarters ended June 30, 2012, multiplied by 2 and (b) the Consolidated Interest Expense for the three consecutive fiscal quarters ended September 29, 2012, multiplied by 4/3, respectively.

“Consolidated Leverage Ratio” shall mean, as at the last day of any period of four consecutive fiscal quarters of the Borrower, the ratio of (a) Consolidated Total Debt on such day minus the lesser of (x) the amount by which the aggregate amount of unrestricted cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries as of such day exceeds $30,000,000 and (y) $50,000,000 to (b) Consolidated EBITDA for such period.

“Consolidated Net Income” shall mean, for any period, the consolidated net income (or loss) of the Borrower and the Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Restricted Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of the Restricted Subsidiaries, (b) the income (or deficit) of any Person (other than a Restricted Subsidiary of the Borrower) in which the Borrower or any of the Restricted Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Restricted Subsidiary in the form of dividends or similar distributions during such period and (c) the undistributed earnings of any Restricted Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document, any Second Lien Notes Document or any Permitted Unsecured Refinancing Indebtedness) or Requirement of Law applicable to such Restricted Subsidiary; provided further that to the extent any earnings of any Restricted Subsidiary are excluded from Consolidated Net Income for any period as a result of clause (c) and the applicable prohibition ceases to exist in any future period, such earnings for any such future period shall be included in Consolidated Net Income for any such future period. In addition, to the extent included in the Consolidated Net Income of the Borrower and the Restricted Subsidiaries, notwithstanding anything to the contrary in the foregoing, Consolidated Net Income shall exclude (i) any expenses and charges that are reimbursed by indemnification or other reimbursement provisions in connection with any investment or any sale, conveyance, transfer or other disposition of assets permitted hereunder, (ii) to the extent covered by insurance and actually reimbursed, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer but only to the extent that such amount is (A) not denied by the applicable carrier in

15

writing within 180 days and (B) in fact reimbursed within 365 days of the date of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so reimbursed within such 365 days), expenses with respect to liability or casualty events and (iii) any expenses and charges to the extent paid or reimbursed by any third party, and in each case any such reimbursed amount or amount paid by a third party shall not be considered as revenue in the period in which such amount is reimbursed or paid to the extent such expense was excluded from Consolidated Net Income in such period or any prior period.

“Consolidated Senior Secured Debt” shall mean, at any date, the aggregate principal amount of all Indebtedness of the Borrower and the Restricted Subsidiaries at such date, in each case (i) to the extent that such Indebtedness should appear on a consolidated balance sheet of the Borrower as determined on a consolidated basis in accordance with GAAP and (ii) for so long as such Indebtedness is secured by any assets of the Borrower or any of the Subsidiary Guarantors on a first-priority basis or otherwise on a basis pari passu with the Liens of the Administrative Agent (for the benefit of the Secured Parties) in the Collateral.

“Consolidated Senior Secured Leverage Ratio” shall mean, as of the last day of any period of four consecutive fiscal quarters, the ratio of (a) Consolidated Senior Secured Debt on such day minus the lesser of (x) the amount by which the aggregate amount of unrestricted cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries as of such day exceeds $30,000,000 and (y) $50,000,000 to (b) Consolidated EBITDA for such period.

“Consolidated Total Debt” shall mean, at any date, the aggregate principal amount of all Indebtedness of the Borrower and the Restricted Subsidiaries at such date, to the extent the same should appear on a consolidated balance sheet of the Borrower as determined on a consolidated basis in accordance with GAAP.

“Consolidated Working Capital” shall mean, at any date, the excess of Consolidated Current Assets on such date over Consolidated Current Liabilities on such date.

“Continuing Directors” shall mean the directors of Holdings on the Closing Date and each other director, if, in each case, such other director’s nomination for election to the board of directors of Holdings is recommended by at least a majority of the then Continuing Directors who were members of such board of directors at the time of such nomination.

“Contractual Obligation” shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

16

“Control Investment Affiliate” shall mean, as to any Person, any other Person that (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

“Corrective Extension Amendment” shall have the meaning provided in Section 12.02(d).

“Credit Agreement Refinancing Indebtedness” shall mean (a) Permitted Unsecured Refinancing Debt or (b) Indebtedness incurred pursuant to a Refinancing Amendment, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend (other than pursuant to Section 12.02 hereof), refund, renew, replace or refinance, in whole or part, existing Term Loans or any existing Credit Agreement Refinancing Indebtedness (“Refinanced Debt”); provided that (i) such extending, refunding, renewing, replacing or refinancing Indebtedness is in an original aggregate principal amount (or accreted value, if applicable) not greater than the aggregate principal amount (or accreted value, if applicable) of the Refinanced Debt except by an amount equal to unpaid accrued interest and premium thereon and any fees and expenses (including upfront fees and original issue discount) in connection with such extension, exchange, modification, refinancing, refunding, renewal or replacement, (ii) such Indebtedness has a maturity date not earlier than the Latest Maturity Date, and a Weighted Average Life to Maturity equal to or greater than that of the Refinanced Debt, (iii) the other terms and conditions of such Indebtedness (except as otherwise provided in clause (ii) above and with respect to pricing, fees, rate floors, discounts and premiums and optional prepayment or redemption terms), taken as a whole, are not more favorable to the lenders or holders providing such Indebtedness than those applicable to the Refinanced Debt, except for covenants or other provisions applicable only to periods after the then Latest Maturity Date and (iv) such Refinanced Debt shall be repaid, defeased or satisfied and discharged, and all accrued interest, fees and premiums (if any) in connection therewith shall be paid, with 100% of the Net Cash Proceeds of the applicable Credit Agreement Refinancing Indebtedness.

“Debt Incurrence Ratios” shall mean:

17

(a) in the case of the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below, the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending On or About	Consolidated Leverage Ratio
December 31, 2013	4.00 to 1.00
March 31, 2014	4.00 to 1.00
June 30, 2014	4.00 to 1.00
September 30, 2014	4.00 to 1.00
December 31, 2014	4.00 to 1.00
March 31, 2015	4.00 to 1.00
June 30, 2015	4.00 to 1.00
September 30, 2015	4.00 to 1.00
December 31, 2015	3.75 to 1.00
March 31, 2016	3.75 to 1.00
June 30, 2016	3.75 to 1.00
September 30, 2016	3.75 to 1.00
December 31, 2016 and thereafter	3.50 to 1.00; and

(b) in the case of the Consolidated Interest Coverage Ratio as of the last day of any period of four consecutive fiscal quarters of the Borrower, 3.50 to 1.00.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Declined Proceeds” shall have the meaning provided to such term in Section 4.03(e).

“Default” shall mean any of the events specified in Article 9 whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Defaulting Lender” subject to Section 3.13(b), shall mean any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been

18

satisfied, or (ii) pay to the Administrative Agent, any Issuing Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or any Issuing Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 3.13(b)) upon delivery of written notice of such determination to the Borrower, each Issuing Lender and each Lender.

“Derivatives Counterparty” shall have the meaning provided in Section 8.06.

“Disposition” shall mean, with respect to any Property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof. The terms “Dispose” and “Disposed of” shall have correlative meanings.

19

“Dollars” and “$” shall mean dollars in lawful currency of the United States.

“Domestic Subsidiary” shall mean any Subsidiary of the Borrower organized under the laws of any jurisdiction within the United States.

“Dutch Auction” shall mean an auction conducted by Holdings, the Borrower or an Affiliated Lender in order to purchase Term Loans as contemplated by Section 11.06(g) or 11.06(h), as applicable, in accordance with the Auction Procedures.

“ECF Percentage” shall mean (i) 75% with respect to each fiscal year of the Borrower to the extent that (x) the Consolidated Leverage Ratio as of the last day of such fiscal year is greater than 3.50 to 1.00 and (y) the Consolidated Senior Secured Leverage Ratio as of the last day of such fiscal year is greater than 2.50 to 1.00 and (ii) otherwise, 50%.

“Environmental Claims” shall mean any and all actions, suits, demands, demand letters, claims, liens, written notices of liability, noncompliance or violation, investigations or adjudicatory or administrative proceedings related to any violation of, or liability under, any Environmental Law or any permit or approval issued or required under any such Environmental Law (hereinafter, “Claim”), including (i) any and all Claims by or before any Governmental Authority for enforcement, cleanup, removal, response, remedial or other action or damages pursuant to any applicable Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the release or threatened release of Hazardous Materials or arising from alleged injury or threat to human health or safety or the environment.

“Environmental Laws” shall mean any foreign, federal, state, local or municipal law, rule, order, regulation, statute, ordinance, code, decree, requirement of any Governmental Authority or other Requirement of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning any hazardous or toxic substance, material or waste or protection of human health or the environment, in each case as now or may at any time hereafter be in effect.

“Equity Investors” shall mean the Sponsor and certain other investors and management of, and in, Holdings and the Borrower.

“Excluded Swap Obligation” shall mean, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee Obligation of such Guarantor with respect to, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or

20

becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (after giving effect to Section 2.08 of the Guarantee and Collateral Agreement) at the time the guarantee of such Guarantor or the grant of such security interest would become effective with respect to such Swap Obligation but for such Guarantor’s failure to constitute an “eligible contract participant” at such time. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Event” shall mean (a) any Reportable Event with respect to a Single Employer Plan, (b) a determination that any Single Employer Plan is in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA), (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Single Employer Plan, (d) the incurrence by Holdings, the Borrower or any of their Commonly Controlled Entities of any liability under Title IV of ERISA (other than non delinquent premiums payable to the PBGC under Sections 4006 and 4007 of ERISA), (e) the termination, or the filing of a notice of intent to terminate, any Single Employer Plan pursuant to Section 4041(c) of ERISA, (f) the receipt by Holdings, the Borrower or any of their Commonly Controlled Entities from the PBGC or a plan administrator of any notice relating to the intention to terminate any Single Employer Plan or Single Employer Plans or to appoint a trustee to administer any Single Employer Plan, (g) the cessation of operations at a facility of Holdings, the Borrower or any of their Commonly Controlled Entities in the circumstances described in Section 4062(e) of ERISA, (h) conditions contained in Section 303(k)(1)(A) of ERISA for imposition of a Lien shall have been met with respect to any Single Employer Plan, (i) the receipt by Holdings, the Borrower or any of their Commonly Controlled Entities of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be Insolvent or in Reorganization, (j) the occurrence of a non-exempt “prohibited transaction” with respect to which Holdings, the Borrower or any of their Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) or a “party in interest” (within the meaning of Section 406 of ERISA) or with respect to which Holdings, the Borrower or any such Subsidiary could otherwise be liable or (k) any other event or condition with respect to a Single Employer Plan or Multiemployer Plan that could reasonably be expected to result in liability of Holdings, the Borrower or any Subsidiary.

21

“Eurodollar Base Rate” shall mean, with respect to any borrowing of Eurodollar Loans for any Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the commencement of such Interest Period by reference to the British Bankers’ Association Interest Settlement Rates for deposits in dollars (as set forth by the Bloomberg Information Service or any successor thereto or any other readily available service reasonably selected by the Administrative Agent in consultation with the Borrower that has been nominated by the British Bankers’ Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period; provided that to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “Eurodollar Rate” shall be the interest rate per annum as may be agreed by the Borrower and the Administrative Agent (each acting reasonably and in good faith) to be the average of the rates per annum at which deposits in dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the beginning of such Interest Period.

“Eurodollar Loans” shall mean Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

“Eurodollar Rate” shall mean, with respect to any borrowing of Eurodollar Loans for any Interest Period, an interest rate per annum equal to the greater of (a) 1.25% per annum and (b) the product of (i) the Eurodollar Base Rate in effect for such Interest Period and (ii) Statutory Reserves.

“Eurodollar Tranche” shall mean the collective reference to Eurodollar Loans under a particular Facility with current Interest Periods which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

“Event of Default” shall mean any of the events specified in Article 9; provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Excess Cash Flow” shall mean, for any period, (a) Consolidated EBITDA for such period (provided that, for the purpose of this definition, Consolidated EBITDA shall not be calculated on a pro forma basis), minus (b) the sum, without duplication of (i) the amount of any income taxes (including, without duplication, franchise and foreign withholding taxes and any state single business unitary or similar tax) paid in cash by the Borrower and the Restricted

22

Subsidiaries during such period, (ii) Consolidated Interest Expense paid in cash during such period, (iii) Capital Expenditures made in cash during such period, except to the extent financed with the proceeds of Indebtedness, equity issuances or contributions, casualty proceeds, condemnation proceeds or other similar proceeds, (iv) mandatory amortization payments of the Term Loans pursuant to Section 2.02(a) made in cash during such period, (v) mandatory amortization payments in respect of the MEDC Loan made in cash during such period, (vi) mandatory scheduled payments in respect of the capitalized portion of Capital Lease Obligations paid in cash by the Borrower and the Restricted Subsidiaries during such period and (vii) an amount equal to cash payments made by the Borrower and the Restricted Subsidiaries during such period in respect of Acquisitions in reliance on Section 8.08(i), except to the extent financed with the proceeds of Indebtedness, equity issuances or contributions, casualty proceeds, condemnation proceeds or other similar proceeds.

“Excess Cash Flow Application Date” shall have the meaning provided in Section 4.03(c).

“Excluded Indebtedness” shall mean all Indebtedness permitted by Sections 8.02(a) through (p), other than any Credit Agreement Refinancing Indebtedness.

“Existing Credit Facility” shall have the meaning provided in the recitals to this Agreement.

“Existing First Lien Credit Facility” shall have the meaning provided in the recitals to this Agreement.

“Existing Second Lien Credit Facility” shall have the meaning provided in the recitals to this Agreement.

“Existing Surveys” shall mean each of the surveys for the Mortgaged Property as listed on Schedule 1.01(a) under the heading “Existing Surveys”.

“Existing Title Policies” shall mean each of the title insurance policies for the Mortgaged Properties as listed on Schedule 1.01(a) under the heading “Existing Title Policies”.

“Extended Revolving Credit Commitments” shall have the meaning provided in Section 12.02(a).

“Extended Revolving Credit Loans” shall mean any loans made pursuant to the Extended Revolving Credit Commitments.

23

“Extended Term Loans” shall have the meaning provided in Section 12.02(a).

“Extension” shall have the meaning provided in Section 12.02(a).

“Extension Amendment” shall have the meaning provided in Section 12.02(a).

“Extension Notice” shall have the meaning provided in Section 12.02(a).

“Extension Offer” shall have meaning provided in Section 12.02(a).

“Extension Series” shall mean all Extended Term Loans and Extended Revolving Credit Commitments that are established pursuant to the same Extension Amendment (or any subsequent Extension Amendment to the extent such Extension Amendment expressly provides that the Extended Term Loans or Extended Revolving Credit Commitments, as applicable, provided for therein are intended to be a part of any previously established Extension Series) and that provide for the same interest margins, extension fees, if any, and amortization schedule.

“Facility” shall mean any of the Tranche B Term Loan Facility, any Incremental Term Loan Facility, any Refinancing Term Loan Facility or the Revolving Facility, as applicable. Each Class of Extended Term Loans or Extended Revolving Credit Commitments shall constitute a separate Facility from the tranche of Term Loans or Revolving Commitments not extended pursuant to the relevant Extension Notice.

“FATCA” shall mean Sections 1471 through 1474 of the Code as of the date hereof (or any amended or successor version that is substantially comparable and not materially more onerous to comply with) and any current or future regulations promulgated thereunder or official interpretations thereof.

“Federal Funds Effective Rate” shall mean, for any day, the weighted average of the per annum rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“FIRREA” shall have the meaning provided in Section 7.09(b).

24

“Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary.

“Fronting Exposure” shall mean, at any time there is a Defaulting Lender, with respect to the Issuing Lender, such Defaulting Lender’s Revolving Percentage of the outstanding L/C Obligations with respect to Letters of Credit issued by the Issuing Lender other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

“Funded Debt” shall mean, as to any Person, all Indebtedness of such Person that matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including all current maturities and current sinking fund payments in respect of such Indebtedness whether or not required to be paid within one year from the date of its creation and, in the case of the Borrower, Indebtedness in respect of the Loans.

“Funding Office” shall mean the office of the Administrative Agent specified in Section 11.02 or such other office as may be specified from time to time by the Administrative Agent as its funding office by written notice to the Borrower and the Lenders.

“GAAP” shall mean generally accepted accounting principles in the United States as in effect from time to time. In the event that any Accounting Change (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Borrower’s financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. “Accounting Changes” refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Statement of Financial Accounting Standards

25

159 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein. Notwithstanding any other provision contained herein, any obligation of a Person under a lease (whether existing as of the Closing Date or entered into in the future) that is not (or would not be) required to be classified and accounted for as a capital lease on the balance sheet of such Person under GAAP as in effect at the time such lease is entered into shall not be treated as a Capital Lease Obligation solely as a result of the adoption of any changes in, or changes in the application of, GAAP after such lease is entered into.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

“Guarantee and Collateral Agreement” shall mean the Guarantee and Collateral Agreement to be executed and delivered by Holdings, the Borrower and each Subsidiary Guarantor, substantially in the form of Exhibit E.

“Guarantee Obligation” shall mean, as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to

26

the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

“Guarantors” shall mean, collectively, (a) Parent, (b) Holdings, (c) each Domestic Subsidiary on the Closing Date and (d) each Domestic Subsidiary (other than an Unrestricted Subsidiary) that becomes a party to the Guarantee and Collateral Agreement after the Closing Date pursuant to Section 7.09.

“Hazardous Materials” shall mean any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes defined or regulated in or under any Environmental Law, including asbestos, radioactive material, radon gas, polychlorinated biphenyls and urea-formaldehyde insulation.

“Hedge Agreements” shall mean all interest rate swaps, caps or collar agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

“Holdings” shall mean Roundy’s Acquisition Corp., a Delaware corporation.

“Incremental Amendment” shall have the meaning provided in Section 12.01(e).

“Incremental Cap” shall have the meaning provided in Section 12.01(b).

“Incremental Facility” shall mean any incremental credit facility provided under Section 12.01 hereof.

“Incremental Facility Closing Date” shall have the meaning provided in Section 12.01(e).

“Incremental Revolving Commitment Increase” shall have the meaning provided in Section 12.01(a).

“Incremental Revolving Commitment Increase Lender” shall have the meaning provided in Section 12.01(f).

“Incremental Term Loan Commitment” shall mean the commitment of any lender to make Incremental Term Loans of a particular tranche pursuant to Section 12.01(a).

27

“Incremental Term Loan Facility” shall mean each tranche of Incremental Term Loans made pursuant to Section 12.01.

“Incremental Term Loans” shall have the meaning provided in Section 12.01(a).

“Indebtedness” of any Person at any date shall mean, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than (i) current trade payables or accrued expenses incurred in the ordinary course of such Person’s business and (ii) any earnout obligation, deferred revenue, noncompete or similar obligations under employment agreements of such Person, in each case, until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and only if such liability is not paid after becoming due and payable and all time frames for payment have expired), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of acceptances, letters of credit, surety bonds or similar arrangements, (g) the liquidation value of all redeemable preferred Capital Stock of such Person (excluding preferred Capital Stock the redemption of which is prohibited until after the repayment in full in cash of the Obligations), (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, and (j) for the purposes of Section 8.02 and Section 9(e) only, all obligations of such Person in respect of Hedge Agreements; provided that the amount of Indebtedness which has not been assumed and for which recourse is limited to an identified asset or assets shall be equal to the lesser of: (1) the limited amount of such obligation and (2) the fair market value of such asset or assets. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

28

“Insolvency” shall mean, with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

“Insolvent” shall mean pertaining to a condition of Insolvency.

“Intellectual Property” shall mean, collectively, all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks and service marks (and in each case, all goodwill associated therewith), trademark and service mark licenses, domain names, technology, software, trade secrets, know-how and processes, all registrations or applications for registration of any of the foregoing and all rights to sue at law or in equity for any infringement, misappropriation or other violation of any of the foregoing, including the right to receive all proceeds and damages therefrom.

“Intercreditor Agreement” shall mean the Intercreditor Agreement dated as of December 20, 2013, by and among the Administrative Agent, as administrative agent and collateral agent for the Lenders, U.S. Bank National Association, as trustee for the holders of the Second Lien Notes, the Borrower and the other Loan Parties, as amended, restated, supplemented or otherwise modified from time to time in accordance with the requirements thereof and of this Agreement.

“Interest Payment Date” shall mean (a) with respect to any Base Rate Loan, the last Business Day of each March, June, September and December, and (b) with respect to any Borrowing of Eurodollar Loans, the last day of the Interest Period applicable to such Borrowing and, in the case of a Borrowing of Eurodollar Loans with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing.

“Interest Period” shall mean, with respect to any Borrowing of Eurodollar Loans, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is 1, 2, 3, 6 or (with the consent of all Lenders under the relevant Facility) 12 months thereafter, as the Borrower may elect; provided, however, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the

29

end of such Interest Period and (c) no Interest Period for any Borrowing shall extend beyond the maturity date of such Borrowing. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Investee Store” shall mean a Person in which the Borrower or any of the Restricted Subsidiaries has invested equity capital, to which it has made loans or for which it has guaranteed loans, in any such case in accordance with the business practice of the Borrower and the Restricted Subsidiaries of making equity investments in, making loans to or guaranteeing loans made to Persons in acquiring, remodeling, refurbishing, expanding or operating one or more retail grocery stores.

“Investments” shall have the meaning provided in Section 8.08.

“Issuing Lender” shall mean JPMorgan Chase Bank, N.A. and any other Lender designated as the “Issuing Lender” by the Administrative Agent and the Borrower, in its capacity as issuer of any Letter of Credit. In the event there is more than one Issuing Lender, the relevant provisions herein and in the other Loan Documents shall be construed accordingly.

“L/C Commitment” shall mean $50,000,000.

“L/C Exposure” shall mean, with respect of any Revolving Lender at any time, an amount equal to its Revolving Percentage of the aggregate L/C Obligations at such time.

“L/C Fee Payment Date” shall mean the last Business Day of each March, June, September and December and the last day of the Revolving Commitment Period.

“L/C Obligations” shall mean, at any time, an amount equal to the sum, without duplication, of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit that have not then been reimbursed pursuant to Section 3.08.

“L/C Participants” shall mean the collective reference to all the Revolving Lenders other than the Issuing Lender.

“Latest Maturity Date” shall mean, at any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment (or, if so specified, applicable to the specified Loans or Commitments or Class thereof) hereunder at such time, including the latest maturity or expiration date of any Incremental Term Loan, any Extended Term Loan, any Refinancing Term Loan or any Extended Revolving Credit Commitment, as applicable.

30

“Lead Agents” shall mean, collectively, the Administrative Agent, the Lead Arrangers and the Syndication Agent.

“Lead Arrangers” shall mean, collectively, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, in their capacities as lead arrangers.

“Lenders” shall have the meaning provided in the preamble hereto; provided that unless the context otherwise requires, each reference herein to the Lenders shall be deemed to include any Conduit Lender.

“Letters of Credit” shall have the meaning provided in Section 3.04(a).

“Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, collateral assignment, security deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

“Loan” shall mean any Revolving Loan, Tranche B Term Loan, Incremental Term Loan, Extended Term Loan, Extended Revolving Credit Loan or Refinancing Term Loan made by any Lender hereunder.

“Loan Documents” shall mean this Agreement, the Security Documents, any Incremental Amendment, any Extension Amendment, any Refinancing Amendment , the Loan Notes and the Intercreditor Agreement.

“Loan Notes” shall mean, collectively, any promissory notes evidencing Loans.

“Loan Parties” shall mean Parent (in respect of its guarantee of the Obligations only), Holdings, the Borrower and each Subsidiary of the Borrower that is a party to a Loan Document.

“Majority Facility Lenders” shall mean, with respect to any Facility, the holders of more than 50% of the aggregate unpaid principal amount of the Term Loans or the Total Revolving Extensions of Credit, as the case may be, outstanding under such Facility (or, in the case of the Revolving Facility, prior to any termination of the Revolving Commitments thereunder, the holders of more than 50% of the Total Revolving Commitments thereunder).

31

“Material Acquisition” shall have the meaning provided in the definition of “Consolidated EBITDA”.

“Material Adverse Effect” shall mean a material adverse effect on (a) the business, assets, property, condition (financial or otherwise) or results of operations of the Borrower and the Restricted Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Agents or the Lenders hereunder or thereunder.

“Material Disposition” shall have the meaning provided in the definition of “Consolidated EBITDA”.

“Maturity Date” shall mean the Tranche B Term Loan Maturity Date (in the case of Tranche B Term Loans), any maturity date related to any tranche of Incremental Term Loans or Refinancing Term Loans, the Revolving Credit Maturity Date (in the case of Revolving Loans) and, as applicable, any maturity date related to any Extension Series of Extended Term Loans or Extended Revolving Credit Commitments, in each case as such date may be extended pursuant to Section 12.02.

“MEDC Loan” shall mean the extensions of credit under that certain Term Loan Agreement, dated as of April 19, 2004, between the Borrower (f/k/a Roundy’s, Inc.), as customer, and Milwaukee Economic Development Corporation, as lender.

“Minimum Collateral Amount” shall mean, at any time, (i) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 103% of the Fronting Exposure of all Issuing Lenders with respect to Letters of Credit issued and outstanding at such time and (ii) otherwise, an amount determined by the Administrative Agent and the Issuing Lenders in their sole discretion.

“Minimum Extension Condition” shall have the meaning provided in Section 12.02(b).

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Mortgaged Properties” shall mean the real properties (including those listed on Schedule 1.01(b)), as to which the Administrative Agent for the benefit of the Secured Parties shall be, or has been, granted a Lien pursuant to the Mortgages.

“Mortgages” shall mean each of the mortgages, deeds of trust and deeds to secure debt made by any Loan Party in favor of, or for the benefit of, the Administrative Agent for the benefit of the Secured Parties, substantially in the form of Exhibit F (with such changes thereto as shall be advisable under the law of the jurisdiction in which such mortgage or deed of trust is to be recorded).

32

“Multiemployer Plan” shall mean a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds” shall mean (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or by the Disposition of any non-cash consideration received in connection therewith or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of (i) attorneys’ fees, accountants’ fees and investment banking fees, (ii) amounts required to be applied to the repayment of Indebtedness (together with any interest thereon, premium or penalty and any other amount payable with respect thereto) secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document or any Liens permitted under Section 8.03(r)), (iii) amounts provided as a reasonable reserve against any liabilities under any indemnification obligations or purchase price adjustments associated with any Asset Sale (such amounts to be included as Net Cash Proceeds when such reserves are no longer required) and (iv) other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any issuance or sale of Capital Stock or any incurrence of Indebtedness, the cash proceeds received from such issuance or incurrence, net of attorneys’ fees, investment banking fees, accountants’ fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

“NFIP” shall have the meaning provided in Section 7.09(b).

“Non-Defaulting Lender” shall mean, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-Excluded Taxes” shall have the meaning provided in Section 4.11(a).

“Non-U.S. Lender” shall have the meaning provided in Section 4.11(f).

33

“Obligations” shall mean the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and Reimbursement Obligations and Post-Petition Interest) the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrower or any other Loan Party to any Agent or to any Lender (or, in the case of (i) Specified Hedge Agreements, any Qualified Counterparty and (ii) Specified Cash Management Obligations, any Cash Management Bank), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Specified Hedge Agreement, any agreement with respect to Specified Cash Management Obligations or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to any Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise; provided that (i) Specified Cash Management Obligations and obligations of the Borrower or any Guarantor under any Specified Hedge Agreement are included in the definition of Obligations solely for purposes of providing security and guarantees therefor and for no other purposes and shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (ii) any release of Collateral or Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under Specified Hedge Agreements or holders of Specified Cash Management Obligations, in each case, in their capacity as such; provided further, “Obligations” shall not include, with respect to any Guarantor that is not a Qualified ECP Guarantor, Excluded Swap Obligations of such Guarantor.

“Optional Prepayment Notice” shall have the meaning provided in Section 4.02(a).

“Other Taxes” shall mean any and all present or future stamp or documentary taxes or any other excise, property, transfer, sales, intangible, mortgage recording or similar taxes, charges or levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery, registration or recordation of, performance under, enforcement of, or otherwise with respect to, this Agreement or any other Loan Document, provided that any such taxes imposed on any assignment of the Loans, any Assignment and Assumption agreements or any sale of participations in the Loans, and any estate gift or inheritance taxes, shall not constitute Other Taxes, unless such assignment, Assignment and Assumption agreements or sale of participations is made or entered into at the request of the Borrower or is otherwise required under this Agreement.

“Parent” shall mean Roundy’s, Inc.

“Participant” shall have the meaning provided in Section 11.06(c).

34

“Participant Register” shall have the meaning provided in Section 11.06(c)(iii).

“PATRIOT Act” shall have the meaning provided in Section 11.19.

“PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor thereto).

“Permitted Acquisition” shall have the meaning provided in Section 8.02(h).

“Permitted Investors” shall mean, collectively, the Sponsor and its Control Investment Affiliates.

“Permitted Unsecured Refinancing Debt” shall mean unsecured Indebtedness incurred by the Borrower or any Subsidiary Guarantor in the form of one or more series of unsecured notes or loans; provided that (i) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness, (ii) such Indebtedness does not mature and is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligation (except customary asset sale or change of control provisions), in each case prior to the then Latest Maturity Date and does not have a shorter Weighted Average Life to Maturity than the debt being refinanced, (iii) such Indebtedness is not at any time guaranteed by any Subsidiary other than Subsidiary Guarantors, (iv) such Indebtedness (including any guarantee thereof) is not secured by any Lien on any property or assets of Holdings, the Borrower or any Restricted Subsidiary, (v) if such Indebtedness is subordinated, such Indebtedness shall be subordinated to the Obligations on terms at least as favorable to the Lenders as those then customary for high yield debt issuances, (vi) no Default or Event of Default shall exist immediately prior to or after giving effect to such incurrence and (vii) the Borrower shall have complied with the requirements of Section 7.02(f). Permitted Unsecured Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Permitted Refinancing” shall mean any Indebtedness issued in exchange for, or the net proceeds of which are used to amend and restate, restate, restructure, amend or modify, extend, refinance, renew, replace, defease or refund (collectively, to “Refinance”), the Indebtedness being refinanced (or previous refinancings thereof constituting a Permitted Refinancing); provided that (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus unpaid accrued interest and premium (including tender premiums) thereon and underwriting discounts, defeasance costs, fees, commissions and expenses (including fees and original issue discount) incurred in connection with the incurrence of the Permitted Refinancing Indebtedness), (b) the maturity date of such Permitted Refinancing Indebtedness is greater than or

35

equal to the maturity date of the Indebtedness being Refinanced, (c) the Weighted Average Life to Maturity of such Permitted Refinancing Indebtedness is greater than or equal to the Weighted Average Life to Maturity of the Indebtedness being Refinanced, (d) no Permitted Refinancing shall have different obligors, or greater guarantees or security, than the Indebtedness being Refinanced, unless such new obligors are Loan Parties, (e) to the extent such Indebtedness being so Refinanced is subject to a Lien which is subordinated to the Liens securing the Obligations, then the Liens securing such Permitted Refinancing shall be subject to the Intercreditor Agreement and junior to the Liens securing the Obligations and (f) such Permitted Refinancing shall be otherwise on terms not materially less favorable to the Lenders than those contained in the documentation governing the Indebtedness being Refinanced or shall be otherwise on terms that are current market terms for such type of Permitted Refinancing.

“Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Plan” shall mean, at a particular time, any employee benefit plan that is covered by ERISA and in respect of which Holdings, the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform” shall have the meaning assigned to such term in Section 11.02.

“Post-Petition Interest” shall mean any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower or any other Loan Party (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

“Prepayment Amount” shall have the meaning provided in Section 4.02(a).

“Prime Rate” shall mean the rate of interest per annum determined from time to time by Credit Suisse AG as its prime rate in effect at its principal office in New York City and notified to the Borrower. The prime rate is a rate set by Credit Suisse AG based upon various factors including Credit Suisse AG’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such rate.

36

“Pro Forma Balance Sheet” shall have the meaning provided in Section 5.01(a).

“Projections” shall have the meaning provided in Section 7.02(c).

“Properties” shall have the meaning provided in Section 5.17(a).

“Property” shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.

“Public Lender” shall have the meaning assigned to such term in Section 11.02.

“Qualified Counterparty” shall mean, with respect to any Specified Hedge Agreement, any counterparty thereto that, at the time such Specified Hedge Agreement was entered into, was a Lender, an Affiliate of a Lender, an Agent or an Affiliate of an Agent; provided that, in the event a counterparty to a Specified Hedge Agreement at the time such Specified Hedge Agreement was entered into was a Qualified Counterparty, such counterparty shall constitute a Qualified Counterparty hereunder and under the other Loan Documents.

“Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest is incurred with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Recovery Event” shall mean any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the Borrower or any of the Restricted Subsidiaries.

“Reference Period” shall have the meaning provided in the definition of “Consolidated EBITDA”.

“Refinanced Debt” shall have the meaning provided in the definition of “Credit Agreement Refinancing Indebtedness”.

“Refinancing” shall have the meaning provided in the recitals to this Agreement.

37

“Refinancing Amendment” shall mean an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower executed by each of (a) the Borrower, (b) the Administrative Agent and (c) each Additional Lender and Lender that agrees to provide any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant thereto, in accordance with Section 12.03.

“Refinancing Amendment Closing Date” shall have the meaning provided in Section 12.03(a).

“Refinancing Term Loan Commitments” shall mean each Class of term loan commitments hereunder that results from a Refinancing Amendment.

“Refinancing Term Loan Facility” shall mean each tranche of term loans made available to the Borrower pursuant to a Class of Refinancing Term Loan Commitments.

“Refinancing Term Loans” shall mean one or more Classes of Term Loans that result from a Refinancing Amendment.

“Register” shall have the meaning provided in Section 11.06(b)(iv).

“Registered Equivalent Notes” shall mean, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Regulation U” shall mean Regulation U of the Board as in effect from time to time.

“Reimbursement Obligation” shall mean the obligation of the Borrower to reimburse the Issuing Lender pursuant to Section 3.08 for amounts drawn under Letters of Credit.

“Reinvestment Deferred Amount” shall mean, with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by the Borrower or any of the Restricted Subsidiaries in connection therewith that are not applied to prepay Loans pursuant to Section 4.03(b) as a result of the delivery of a Reinvestment Notice.

“Reinvestment Event” shall mean any Asset Sale or Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.

38

“Reinvestment Notice” shall mean a written notice executed by a Responsible Officer stating that no Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Restricted Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire or repair fixed or capital assets useful in its or one of its Restricted Subsidiary’s business or to finance an Acquisition.

“Reinvestment Prepayment Amount” shall mean, with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire or repair fixed or capital assets useful in the Borrower’s or one of its Restricted Subsidiary’s business or to finance an Acquisition.

“Reinvestment Prepayment Date” shall mean, with respect to any Reinvestment Event, the earlier of (a) the date occurring twelve months after receipt of a Reinvestment Deferred Amount with respect to such Reinvestment Event (or, if, prior to the expiration of such twelve month period, the Borrower shall have entered into a binding commitment with a third party that is not an Affiliate to apply all or a portion of such Reinvestment Deferred Amount to acquire or repair fixed or capital assets useful in its or one of its Restricted Subsidiary’s business or to finance an Acquisition and no Event of Default shall have occurred and be continuing on the date on which such commitment is entered into, the date occurring 18 months after receipt of such Reinvestment Deferred Amount (but only with respect to that portion of such Reinvestment Deferred Amount that is subject to such commitment)) and (b) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, acquire or repair fixed or capital assets useful in the Borrower’s or one of its Restricted Subsidiary’s business or to finance an Acquisition with all or any portion of the relevant Reinvestment Deferred Amount.

“Rejection Notice” shall have the meaning assigned to such term in Section 4.03(e).

“Related Parties” shall mean, as to any Indemnitee, (a) any controlling person or controlled affiliate of such Indemnitee, (b) the respective directors, officers or employees of such Indemnitee or any of its controlling persons or controlled affiliates and (c) the respective agents of such Indemnitee or any of its controlling persons or controlled affiliates, in the case of this clause (c), acting at the instructions of such Indemnitee, controlling person or such controlled affiliate; provided each reference to a “controlled affiliate” or “controlling person” in this definition refers to a controlled affiliate or controlling person involved in the negotiation or syndication of the Facilities.

39

“Related Persons” shall mean, with respect to any specified Person, such Person’s Affiliates and the respective directors, trustees, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Reorganization” shall mean, with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

“Reportable Event” shall mean any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under PBGC Regulations.

“Repricing Transaction” shall mean the prepayment, refinancing, substitution or replacement of all or a portion of the Tranche B Term Loans with the incurrence by Holdings, the Borrower or any Restricted Subsidiary thereof of any indebtedness having an All-in Yield that is less than the All-in Yield of such Tranche B Term Loans, including without limitation, as may be effected through any amendment to this Agreement relating to the All-in Yield of such Tranche B Term Loans.

“Required Lenders” shall mean, at any time, Lenders having Loans, L/C Exposure, unused Revolving Commitments and Commitments in respect of Term Loans representing more than 50% of the sum of all Loans outstanding, L/C Exposure, unused Revolving Commitments and Commitments in respect of Term Loans at such time; provided that Loans, L/C Exposure, unused Revolving Credit Commitments and Commitments in respect of Term Loans of any Defaulting Lender shall be disregarded in the determination of the Required Lenders at any time.

“Requirement of Law” shall mean, as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to and binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” shall mean, as to any Person, the chief executive officer, president, chief financial officer or treasurer of such Person, but in any event, with respect to financial matters, the chief financial officer or treasurer of such Person; provided that, for purposes of Section 1.2(e), Responsible Officer shall also include any officer of such person with knowledge of or responsibility for compliance with the applicable provisions of the Loan Documents.

“Restricted Payments” shall have the meaning provided in Section 8.06.

40

“Restricted Subsidiary” shall mean any Subsidiary of the Borrower other than an Unrestricted Subsidiary.

“Revolving Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans pursuant to Section 3.01, as such commitment may be (a) reduced from time to time pursuant to Section 3.03, (b) reduced or increased from time to time pursuant to assignments by or to such Lender under Section 11.06, and (c) increased as provided under Section 12.01. For the avoidance of doubt, “Revolving Commitment” shall also include any Extended Revolving Credit Commitment of any Class or tranche. The initial amount of each Lender’s Revolving Commitment is set forth on Schedule 1.01(c), or in the Assignment and Assumption or Incremental Amendment pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Lenders’ Revolving Commitments is $125,000,000.

“Revolving Commitment Period” shall mean the period from and including the Closing Date to the applicable Maturity Date.

“Revolving Credit Maturity Date” shall mean the day that is five years after the Closing Date; provided that, if such day is not a Business Day, the “Revolving Credit Maturity Date” will be the next preceding Business Day.

“Revolving Extensions of Credit” shall mean, as to any Revolving Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Loans held by such Lender then outstanding and (b) such Lender’s Revolving Percentage of the L/C Obligations then outstanding.

“Revolving Facility” shall mean, at any time, the aggregate amount of the Revolving Commitments at such time.

“Revolving Lender” shall mean each Lender that has a Revolving Commitment or that holds Revolving Loans.

“Revolving Loans” shall mean a loan made by a Revolving Lender pursuant to its Revolving Commitment, and, for the avoidance of doubt, shall also include each Extended Revolving Credit Loan.

“Revolving Percentage” shall mean, as to any Revolving Lender at any time, the percentage which such Lender’s Revolving Commitment then constitutes of the Total Revolving Commitments (or, at any time after the Revolving Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender’s Revolving Loans then outstanding constitutes of the aggregate principal amount of the Revolving Loans then outstanding).

41

“S&P” shall mean Standard & Poor’s Ratings Service.

“Sale and Leaseback Transactions” shall have the meaning provided in Section 8.11.

“SEC” shall mean the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority.

“Second Lien Notes” shall mean the 10.250% Senior Secured Second Lien Notes due 2020, issued by the Borrower pursuant to the Second Lien Notes Indenture, and all related guarantees thereof by any Loan Party. Unless the context requires otherwise, any reference to the Second Lien Notes shall include any Permitted Refinancing thereof (and any further Permitted Refinancing thereof).

“Second Lien Notes Documents” shall mean the Second Lien Notes, any guarantees related thereto, the Second Lien Notes Indenture and the Second Lien Security Documents.

“Second Lien Notes Indenture” shall mean the Indenture dated as of December 20, 2013, under which the Second Lien Notes are issued, among the Borrower, as issuer, certain of the Loan Parties party thereto, as guarantors, and U.S. Bank National Association, as trustee, as amended, restated, renewed, extended, increased, supplemented or otherwise modified from time to time (whether with new or the same lenders or agents or one or more agreements), in each case in accordance with the terms hereof. Unless the context requires otherwise, any reference to the Second Lien Notes Indenture shall include any Permitted Refinancing thereof (and any further Permitted Refinancing thereof).

“Second Lien Security Documents” shall mean the “Security Documents” as defined in the Second Lien Notes Indenture.

“Secured Parties” shall mean, collectively, the Lenders, the Lead Agents, the Qualified Counterparties, the Cash Management Banks and the Issuing Lender.

“Security Documents” shall mean, collectively, the Guarantee and Collateral Agreement, the Mortgages and all other security documents hereafter delivered to the Administrative Agent granting or purporting to grant a Lien on any property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document, under any Specified Hedge Agreement or under any Cash Management Agreement in respect of Specified Cash Management Obligations.

“Single Employer Plan” shall mean any Plan that is covered by Title IV of ERISA, but that is not a Multiemployer Plan.

42

“Solvent”, when used with respect to any Person, means that, as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets (as such term is defined in clause (a) above) of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person is, as of such date, able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured; provided that in computing the amount of any contingent, unliquidated, unmatured or disputed claim at any time, it is intended that such claims will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual, liquidated or matured claim.

“Specified Cash Management Obligations” shall mean any Cash Management Obligations (a) owed by the Borrower or any Guarantor to any Cash Management Bank and (b) that has been designated by such Cash Management Bank and the Borrower, by notice to the Administrative Agent, as a Specified Cash Management Obligation. The designation of any Cash Management Obligations as a Specified Cash Management Obligation shall not create in favor of the Cash Management Bank any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under the Guarantee and Collateral Agreement, except as contemplated in Section 11.14.

“Specified Change of Control” shall mean a “Change of Control” or similar event, however denominated, as defined in any Indebtedness incurred pursuant to Section 8.02(h), Section 8.02(f) or any Permitted Unsecured Refinancing Debt.

“Specified Hedge Agreement” shall mean any Hedge Agreement (a) entered into by (i) the Borrower or any Guarantor and (ii) any Qualified Counterparty, as counterparty and (b) that has been designated by such Qualified Counterparty and the Borrower, by notice to the Administrative Agent, as a Specified Hedge Agreement. The designation of any Hedge Agreement as a

43

Specified Hedge Agreement shall not create in favor of the Qualified Counterparty any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under the Guarantee and Collateral Agreement, except as contemplated in Section 11.14.

“Sponsor” shall mean WSP, together with its affiliates and related partners and investors (other than any portfolio company).

“Statutory Reserves” shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority, domestic or foreign, to which the Administrative Agent or any Lender (including any branch, Affiliate or other fronting office making or holding a Loan) is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities (as defined in Regulation D of the Board) and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subsidiary” shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Restricted Subsidiary or Restricted Subsidiaries of the Borrower.

“Subsidiary Guarantor” shall mean any Guarantor other than Holdings or the Parent.

“Swap Obligation” shall mean, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Syndication Agent” shall have the meaning provided in the preamble to this Agreement.

44

“Term Lender” shall mean each Lender that has a Term Loan.

“Term Loan” shall mean a Tranche B Term Loan, an Incremental Term Loan, a Refinancing Term Loan or an Extended Term Loan, as applicable.

“Term Loan Commitments” shall mean the Tranche B Term Commitments, any Incremental Term Loan Commitments and any Refinancing Term Loan Commitments.

“Total Revolving Commitments” shall mean, at any time, the aggregate amount of Revolving Commitments outstanding at such time. Each reference herein to “Total Revolving Commitments” shall be deemed to be a reference to the relevant Total Revolving Commitments with respect to the relevant Revolving Commitments as the context may require.

“Total Revolving Extensions of Credit” shall mean, at any time, the aggregate amount of the Revolving Extensions of Credit as in effect at such time. Each reference to “Total Revolving Extensions of Credit” shall be deemed to be a reference to the relevant Total Revolving Extensions of Credit with respect to the relevant Revolving Commitments as the context may require.

“Tranche B Term Commitment” shall mean, with respect to each Tranche B Term Lender, its commitment to make Tranche B Term Loans as set forth on Schedule 1.01(c).

“Tranche B Term Lender” shall mean each Lender that has a Tranche B Term Commitment or that holds a Tranche B Term Loan.

“Tranche B Term Loan” shall mean the term loans made on the Closing Date pursuant to Section 2.01. The aggregate outstanding principal amount of the Tranche B Term Loans as of the Closing Date is $675,000,000.

“Tranche B Term Loan Facility” shall mean, at any time, the aggregate amount of the Tranche B Term Commitments or Tranche B Term Loans at such time.

“Tranche B Term Loan Maturity Date” shall mean the day that is seven years after the Closing Date; provided that if such day is not a Business Day, the “Tranche B Term Loan Maturity Date” will be the next preceding Business Day.

“Tranche B Term Percentage” shall mean as to any Tranche B Term Lender at any time, the percentage which the aggregate principal amount of such Lender’s Tranche B Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche B Term Loans of all Lenders then outstanding.

45

“Transactions” shall mean the Refinancing and the making of the Loans hereunder.

“Transferee” shall mean any Assignee or Participant.

“Type” shall mean, as to any Loan, its nature as a Base Rate Loan or a Eurodollar Loan.

“Unfunded Pension Liability” shall mean, with respect to any Single Employer Plan, the amount by which the present value of all accrued benefits under such plan (based on those assumptions used to fund such plan) exceeds the value of such plan’s assets.

“United States” shall mean the United States of America.

“Unrestricted Subsidiary” shall mean (a) any Subsidiary of the Borrower that is formed or acquired after the Closing Date and which at the time of determination is an Unrestricted Subsidiary (as designated by the Borrower in compliance with Section 7.12) and (b) each Subsidiary of an Unrestricted Subsidiary.

“Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness; provided that for purposes of determining the Weighted Average Life to Maturity of any Indebtedness that is being modified, refinanced, refunded, renewed, replaced or extended (the “Applicable Indebtedness”), the effects of any prepayments made on such Applicable Indebtedness prior to the date of the applicable modification, refinancing, refunding, renewal, replacement or extension shall be disregarded.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“WSP” shall mean Willis Stein & Partners III, L.P., Willis Stein & Partners Dutch III-A, L.P., Willis Stein & Partners Dutch III-B, L.P., Willis Stein & Partners III-C, L.P., and funds associated with any of the foregoing.

Section 1.02. Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

46

(i) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (A) accounting terms relating to the Borrower and its Subsidiaries not defined in Section 1.01 and accounting terms partly defined in Section 1.01, to the extent not defined, shall have the respective meanings given to them under GAAP, (B) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (C) the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings), (D) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests and contract rights and (E) references to agreements or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated or otherwise modified from time to time (subject to any applicable restrictions hereunder).

(ii) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(iii) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(iv) Except as otherwise expressly provided herein, in any calculation of dates for required performance or deliveries (other than payments), if the date calculated is not a Business Day, then the date for such performance or delivery shall be the next succeeding Business Day.

(v) The word “knowledge” when used with respect to the Borrower or any of the Restricted Subsidiaries shall be deemed to be a reference to the knowledge of any Responsible Officer of the Borrower or any such Restricted Subsidiary, as the case may be.

47

ARTICLE 2

AMOUNT AND TERMS OF TERM COMMITMENTS

Section 2.01. Tranche B Term Loans. Subject to the terms and conditions of this Agreement, each Tranche B Term Lender hereby agrees, severally and not jointly, to make a Tranche B Term Loan to the Borrower on the Closing Date in a principal amount equal to such Lender’s Tranche B Term Commitment. The Tranche B Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Section 4.04. Amounts paid or prepaid in respect of Tranche B Term Loans may not be reborrowed. The Tranche B Term Commitments shall automatically terminate upon the making of the Tranche B Term Loans on the Closing Date.

Section 2.02. Repayment of Term Loans. (a)(i) Tranche B Term Loans. The Borrower shall pay to the Administrative Agent, for the account of the Tranche B Term Lenders, on the last Business Day of each March, June, September and December, commencing on the last Business Day of June 2012, a principal amount of the Tranche B Term Loans (as adjusted from time to time pursuant to Section 4.02, 4.09 and 11.06(g)) equal to 0.25% of the aggregate principal amount of the Tranche B Term Loans made on the Closing Date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

(ii) Incremental Term Loans: In the event any Incremental Term Loans are made, such Incremental Term Loans shall be repaid in amounts and on dates as agreed between the Borrower and the relevant Lenders of such Incremental Term Loans, subject to the requirements set forth in Section 12.01 and to adjustment from time to time pursuant to Section 4.02, 4.09 and 11.06(g), together in each case, with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

(iii) Refinancing Term Loans: In the event any Refinancing Term Loans are made, such Refinancing Term Loans shall be repaid in amounts and on dates as agreed between the Borrower and the relevant Lenders of such Refinancing Term Loans, subject to the requirements set forth in Section 12.03 and to adjustment from time to time pursuant to Section 4.02, 4.09 and 11.06(g), together in each case, with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

(b) To the extent not previously paid, all Term Loans of each Class shall be due and payable on the Maturity Date applicable to the Term Loans of such Class (or, in the case of Incremental Term Loans, the Maturity Date for such tranche of Incremental Term Loans), together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

48

(c) All repayments pursuant to this Section 2.02 shall be subject to Section 4.12, but shall otherwise be without premium or penalty.

ARTICLE 3

AMOUNT AND TERMS OF REVOLVING COMMITMENTS

Section 3.01. Revolving Commitments. (a) Subject to the terms and conditions hereof, each Revolving Lender hereby agrees, severally and not jointly, to make Revolving Loans to the Borrower from time to time during the Revolving Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender’s Revolving Percentage of the L/C Obligations then outstanding, does not exceed the amount of such Lender’s Revolving Commitment; provided that the aggregate principal amount of Revolving Loans made on the Closing Date shall not exceed $75,000,000. During the Revolving Commitment Period the Borrower may use the Revolving Commitments by borrowing, prepaying and reborrowing the Revolving Loans in whole or in part, all in accordance with the terms and conditions hereof. The Revolving Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 4.01 and 4.04.

(b) The Borrower shall repay all outstanding Revolving Loans on the applicable Maturity Date.

Section 3.02. Commitment Fees, etc. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee for the period from and including the Closing Date to but excluding the applicable Maturity Date, computed at the Commitment Fee Rate on the average daily amount of the Available Revolving Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last Business Day of each March, June, September and December and on the applicable Maturity Date, commencing on the first of such dates to occur after the date hereof.

(b) The Borrower agrees to pay to the Administrative Agent and the Lead Arrangers the fees in the amounts and on the dates previously agreed to in writing by the Borrower and the Lead Arrangers.

(c) The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender on the Closing Date a fee equal to 1.00% multiplied by the aggregate amount of such Revolving Lender’s Revolving Commitment on such date.

49

(d) The Borrower agrees to pay to the Administrative Agent for the account of each Tranche B Term Lender on the Closing Date a fee equal to 1.50% multiplied by the aggregate amount of such Tranche B Term Lender’s Tranche B Term Commitment on such date.

Section 3.03. Termination or Reduction of Revolving Commitments. (a) The Borrower shall have the right, upon not less than two Business Days’ notice to the Administrative Agent, to terminate the Revolving Commitments or, from time to time, to reduce the amount of the Revolving Commitments; provided that no such termination or reduction of Revolving Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Commitments. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple of $250,000 in excess thereof, and shall reduce permanently the Revolving Commitments then in effect. The Revolving Commitments shall automatically terminate on the applicable Maturity Date.

(b) The Borrower shall pay to the Administrative Agent for the account of the applicable Lenders, on the date of each termination or reduction of the Revolving Commitments, the commitment fee on the amount of the Revolving Commitments so terminated or reduced accrued to but excluding the date of such termination or reduction.

Section 3.04. L/C Commitment. (a) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Revolving Lenders set forth in Section 3.07(a), agrees to issue letters of credit (“Letters of Credit”) for the account of the Borrower on any Business Day during the Revolving Commitment Period in such form as may be approved from time to time by the Issuing Lender; provided that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the aggregate amount of the Available Revolving Commitments would be less than zero. Each Letter of Credit shall (i) be denominated in Dollars, (ii) have a minimum face amount agreed by the Borrower and the Issuing Lender and (iii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date that is five Business Days prior to the applicable Maturity Date, provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above). The letters of credit described in Schedule 3.04 which are outstanding as of the date hereof shall be deemed to be issued by the Issuing Lender under this Agreement as of the Closing Date and shall be a Letter of Credit for all purposes hereof (other than Section 3.05) and the other Loan Documents, including, without limitation, for purposes of Sections 3.06 through 3.11.

50

(b) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

Section 3.05. Procedure for Issuance of Letter of Credit. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender will notify the Administrative Agent of the amount, the beneficiary and the requested expiration of the requested Letter of Credit, and upon receipt of confirmation from the Administrative Agent that after giving effect to the requested issuance, the Available Revolving Commitments would not be less than zero, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the Issuing Lender and the Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower (with a copy to the Administrative Agent) promptly following the issuance thereof. The Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance of each Letter of Credit (including the amount thereof).

Section 3.06. Fees and Other Charges. (a) The Borrower will pay a fee on all outstanding Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans under the Revolving Facility, shared ratably among the Revolving Lenders and payable quarterly in arrears on each L/C Fee Payment Date after the issuance date of such Letter of Credit. In addition, the Borrower shall pay to the Issuing Lender for its own account a fronting fee on the undrawn and unexpired amount of each Letter of Credit as agreed by the Borrower and the Issuing Lender, payable quarterly in arrears on each L/C Fee Payment Date after the date of issuance.

(b) In addition to the foregoing fees, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

51

Section 3.07. L/C Participations. (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions set forth below, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Revolving Percentage in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Administrative Agent upon demand of the Issuing Lender an amount equal to such L/C Participant’s Revolving Percentage of the amount of such draft, or any part thereof, that is not so reimbursed. The Administrative Agent shall promptly forward such amounts to the Issuing Lender.

(b) If any amount required to be paid by any L/C Participant to the Administrative Agent for the account of the Issuing Lender pursuant to Section 3.07(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Administrative Agent for the account of the Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Administrative Agent for the account of the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 3.07(a) is not made available to the Administrative Agent for the account of the Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans under the Revolving Facility. A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

52

(c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with Section 3.07(a), the Administrative Agent or the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Administrative Agent or the Issuing Lender, as the case may be, will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by Administrative Agent or the Issuing Lender, as the case may be, shall be required to be returned by the Administrative Agent or the Issuing Lender, such L/C Participant shall return to the Administrative Agent for the account of the Issuing Lender the portion thereof previously distributed by the Administrative Agent or the Issuing Lender, as the case may be, to it.

Section 3.08. Reimbursement Obligation of the Borrower. The Borrower agrees to reimburse the Issuing Lender no later than three Business Days after the date on which the Issuing Lender notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Lender for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender at its address for notices specified herein in lawful money of the United States and in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this Section from the date of the applicable drawing until payment in full at the rate set forth in (i) until the third Business Day following notice to the Borrower, Section 4.06(b) and (ii) thereafter, Section 4.06(c). Unless the Borrower shall otherwise notify the Issuing Lender and the Administrative Agent, each drawing under any Letter of Credit shall (unless an event of the type described in clause (i) or (ii) of Section 9(f) shall have occurred and be continuing with respect to the Borrower, in which case the procedures specified in Section 3.07 for funding by L/C Participants shall apply) constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to Section 4.01 of Base Rate Loans in the amount of such drawing. The Borrowing Date with respect to such borrowing shall be the first date on which a borrowing of Revolving Loans could be made pursuant to Section 4.01, if the Administrative Agent had received a notice of such borrowing at the time the Administrative Agent receives notice from the relevant Issuing Lender of such drawing under such Letter of Credit.

Section 3.09. Obligations Absolute. The Borrower’s obligations under Section 3.08 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against the Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Borrower’s

53

Reimbursement Obligations under Section 3.08 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions resulting from the gross negligence or willful misconduct of the Issuing Lender. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of the Issuing Lender to the Borrower.

Section 3.10. Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

Section 3.11. Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall apply.

Section 3.12. Cash Collateral. At any time that there shall exist a Defaulting Lender, within 15 days following the written request of the Administrative Agent or the Issuing Lender (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize the Issuing Lender’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 3.13(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount.

(a) Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the Issuing Lender, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lenders’ obligation to fund participations in respect of L/C Obligations, to be applied pursuant to clause (b) below. If at any time the

54

Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the Issuing Lender as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender).

(b) Application. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, Cash Collateral provided under this Section 3.12 or Section 3.13 in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein or in any other Loan Document.

(c) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce any Issuing Lender’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 3.12 and shall promptly be returned to the Person providing such Cash Collateral following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent and the Issuing Lender that there exists excess Cash Collateral; provided that, subject to Section 3.13, the Person providing Cash Collateral and the Issuing Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations; and provided further that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents.

Section 3.13. Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders.

(ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 9 or otherwise) or received by the

55

Administrative Agent from a Defaulting Lender pursuant to Section 11.07(b) shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment of any amounts owing by such Defaulting Lender to any Issuing Lender hereunder; third, to Cash Collateralize the Issuing Lender’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 3.12; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the Issuing Lender’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 3.12; sixth, to the payment of any amounts owing to the Lenders or the Issuing Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Issuing Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or any payments made on any Letter of Credit in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 6.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and payments made on Letters of Credit owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or payments made on Letters of Credit owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations are held by the Lenders pro rata in accordance with the Revolving Percentages under the applicable Facility without giving effect to Section 3.13(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 3.13(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

56

(iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any fee payable pursuant to Section 3.02(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender).

(B) Each Defaulting Lender shall be entitled to receive fees on outstanding Letters of Credit under Section 3.06(a) for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolving Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 3.12.

(C) With respect to any fees on outstanding Letters of Credit not required to be paid to any Defaulting Lender pursuant to clause (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations that has been reallocated to such Non-Defaulting Lender pursuant to Section 3.13(a)(iv), (y) pay to the Issuing Lender the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to the Issuing Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.

(iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolving Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that (x) the conditions set forth in Section 6.02 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Extensions of Credit of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non- Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

57

(v) Cash Collateral. If the reallocation described in Section 3.13(a)(iv) cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, Cash Collateralize the Issuing Lender’s Fronting Exposure in accordance with the procedures set forth in Section 3.12.

(b) Defaulting Lender Cure. If the Borrower, the Administrative Agent and the Issuing Lender agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit to be held pro rata by the Lenders in accordance with the Commitments under the applicable Facility (without giving effect to Section 3.13(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided further that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender.

(c) New Letters of Credit. So long as any Lender is a Defaulting Lender, the Issuing Lender shall not be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto.

ARTICLE 4

GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF CREDIT

Section 4.01. Borrowing Procedure. In order to request a Borrowing, the Borrower shall notify the Administrative Agent of such request (a) in the case of Eurodollar Loans, not later than 12:00 noon, New York City time, three Business Days before the proposed Borrowing Date and (b) in the case of Base Rate Loans, not later than 12:00 noon, New York City time, on the proposed Borrowing Date. Each such Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or fax (or, if agreed by the Administrative Agent, by

58

other electronic transmission) to the Administrative Agent of a written Borrowing Request and shall specify the following information: (i) whether the Borrowing then being requested is to be a Tranche B Term Loan Borrowing, an Incremental Term Loan Borrowing or a Revolving Loan Borrowing, and whether such Borrowing is to be a Eurodollar Borrowing or a Base Rate Borrowing (provided that, until the Administrative Agent shall have notified the Borrower that the primary syndication of the Commitments has been completed (which notice shall be given as promptly as practicable and, in any event, within 30 days after the Closing Date), the Borrower shall not be permitted to request a Eurodollar Borrowing with an Interest Period in excess of one month); (ii) the date of such Borrowing (which shall be a Business Day); (iii) the number and location of the account to which funds are to be disbursed; (iv) the amount of such Borrowing; and (v) if such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, Loans comprising any Borrowing shall be in an aggregate principal amount that is (1) (A) in the case of Base Rate Loans, $1,000,000 or a whole multiple of $250,000 in excess thereof or (B) in the case of Eurodollar Loans, $2,500,000 or a whole multiple of $250,000 in excess thereof or (2) equal to the remaining available balance of the applicable Commitments. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be a Base Rate Borrowing. Any Revolving Loans made on the Closing Date shall initially be Base Rate Loans. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of three months’ duration. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 4.01 (and the contents thereof), and of each Lender’s portion of the requested Borrowing. Each applicable Lender will make the amount of its pro rata share of each Borrowing available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 1:00 P.M., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such Borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower specified in the applicable Borrowing Request with the aggregate of the amounts made available to the Administrative Agent by the applicable Lenders and in like funds as received by the Administrative Agent.

Section 4.02. Optional Prepayments. (a) The Borrower may at any time and from time to time prepay the Loans, in whole or in part, subject to the provisions of paragraph (b) below (if applicable), upon irrevocable notice (the “Optional Prepayment Notice”) (except that any Optional Prepayment Notice may be revoked prior to the prepayment date specified therein if it was expressly contingent on the consummation of another transaction, and such transaction was not consummated prior to such date, in which case the provision of Section 4.12

59

shall apply with respect to such revocation) delivered to and received by the Administrative Agent prior to 11:00 A.M., New York City time, three Business Days prior thereto in the case of Eurodollar Loans and same day in the case of Base Rate Loans, so long as such notice is received prior to 11:00 A.M., New York City time, which notice shall specify the date and amount of prepayment and whether the prepayment is of Eurodollar Loans or Base Rate Loans; provided that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 4.12. Upon receipt of any Optional Prepayment Notice, the Administrative Agent shall promptly notify each relevant Lender thereof. If any Optional Prepayment Notice is given, the amount specified in such Optional Prepayment Notice shall be due and payable on the date specified therein (unless such Optional Prepayment Notice is revoked as contemplated above), together with (except in the case of Revolving Loans that are Base Rate Loans and not prepaid in connection with the termination or permanent reduction of the Revolving Commitments) accrued interest to such date on the amount prepaid (the “Prepayment Amount”). Partial prepayments of Term Loans and Revolving Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple of $250,000 in excess thereof.

(b) In the event that, on or prior to the first anniversary of the Amendment Effective Date, the Borrower (x) prepays, refinances, substitutes or replaces any Tranche B Term Loans in connection with a Repricing Transaction (including, for the avoidance of doubt, with any Credit Agreement Refinancing Indebtedness that constitutes a Repricing Transaction) or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Tranche B Term Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Tranche B Term Loans outstanding immediately prior to such amendment which are the subject of such Repricing Transaction. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.

(c) Prepayments of Term Loans under this Section 4.02 shall be applied as directed by the Borrower in the Optional Prepayment Notice (and, absent such direction, in direct order of maturity to the remaining scheduled installments of principal due in respect of the applicable class of Term Loans under Section 2.02); provided that such prepayments shall be allocated to the Tranche B Term Loans on a pro rata basis (or on a greater than pro rata basis) determined by reference to all Term Loans then outstanding.

60

Section 4.03. Mandatory Prepayments and Commitment Reductions. (a) If, after the Closing Date, any Indebtedness shall be incurred by the Borrower or any of its Restricted Subsidiaries (other than Excluded Indebtedness), an amount equal to 100% of the Net Cash Proceeds of such incurrence shall be applied on the date of such incurrence toward the prepayment of the Loans as set forth in Section 4.09(b).

(b) If on any date the Borrower or any of its Restricted Subsidiaries shall receive Net Cash Proceeds from any Asset Sale which occurs after the Closing Date or from any Recovery Event which occurs after the Closing Date, then, unless a Reinvestment Notice shall be delivered in respect thereof (the delivery of any Reinvestment Notice being subject to the provisions of Section 8.05(k)), such Net Cash Proceeds shall be applied within three Business Days after receipt of such Net Cash Proceeds toward the prepayment of the Loans as set forth in Section 4.09(b); provided that, notwithstanding the foregoing, (i) the aggregate Net Cash Proceeds of Asset Sales which occur after the Closing Date, that may be excluded from the foregoing requirement pursuant to a Reinvestment Notice shall not exceed $50,000,000 in any fiscal year of the Borrower and (ii) on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Loans as set forth in Section 4.09(b).

(c) The Borrower shall, commencing with the fiscal year ended December 31, 2014, on each Excess Cash Flow Application Date, apply toward the prepayment of the Loans, as set forth in Section 4.09(b), an amount (which amount shall not be less than zero) equal to (x) the ECF Percentage of Adjusted Excess Cash Flow for the fiscal year minus (y) the aggregate amount of all prepayments of Revolving Loans (other than prepayments funded with proceeds of Indebtedness or the issuance of Capital Stock) during such fiscal year to the extent accompanying permanent optional reductions of the Revolving Commitments minus (z) the aggregate amount of all optional prepayments of Term Loans (other than prepayments funded with proceeds of Indebtedness or the issuance of Capital Stock) during such fiscal year. Each such prepayment shall be made on a date (an “Excess Cash Flow Application Date”) no later than five Business Days after the earlier of (i) the date on which the financial statements of the Borrower referred to in Section 7.01(a), for the fiscal year with respect to which such prepayment is made, are required to be delivered to the Lenders and (ii) the date such financial statements are actually delivered.

(d) The application of any prepayment pursuant to Section 4.03 shall be made, first, to Base Rate Loans and, second, to Eurodollar Loans. Each prepayment of the Loans under Section 4.03 shall be subject to Section 4.12 and shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

61

(e) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Loans required to be made pursuant to (i) Section 4.03(a) at least three Business Days prior to the date of such prepayment and (ii) Section 4.03(b) or (c) at least five Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each applicable Lender of the contents of the Borrower’s prepayment notice and of such Lender’s pro rata share or other applicable share of the prepayment. Each Term Lender may reject all or a portion of its pro rata share or other applicable share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Term Loans required to be made pursuant to Section 4.03(b) or (c) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 5:00 p.m., New York City time, two (2) Business Days after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. Each Rejection Notice from a given Lender shall specify the principal amount of the mandatory prepayment of Term Loans rejected by such Lender. If a Term Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Term Loans. Any Declined Proceeds shall be retained by the Borrower.

Section 4.04. Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to Base Rate Loans by giving the Administrative Agent irrevocable notice of such election prior to 12:00 noon, New York City time, on the date of the proposed conversion, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Base Rate Loans to Eurodollar Loans by giving the Administrative Agent irrevocable notice of such election prior to 12:00 noon, New York City time, three Business Days prior to the date of the proposed conversion (which notice shall specify the length of the initial Interest Period therefor), provided that no Base Rate Loan under a particular Facility may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Administrative Agent or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such conversions. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

(b) Any Eurodollar Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent prior to 12:00 noon, New York City time, three Business Days prior to the date of the expiration of the then

62

current Interest Rate, in accordance with the applicable provisions of the term “Interest Period” set forth in Section 1.01, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan under a particular Facility may be continued as such when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such continuations, and provided further that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

(c) Notwithstanding the foregoing, until the Administrative Agent shall have notified the Borrower that the primary syndication of the Commitments has been completed (which notice shall be given as promptly as practicable and, in any event, within 30 days after the Closing Date), no Base Rate Borrowing may be converted into a Eurodollar Borrowing with an Interest Period in excess of one month.

Section 4.05. Limitations on Eurodollar Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of Eurodollar Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Eurodollar Tranche shall be equal to $2,500,000 or a whole multiple of $250,000 in excess thereof and (b) no more than ten Eurodollar Tranches shall be outstanding at any one time.

Section 4.06. Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin for such day.

(b) Each Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin from time to time.

(c)(i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise and after all applicable grace periods have elapsed), such overdue amount shall bear interest at a rate per annum equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section 4.06 plus 2% or (y) in the case of Reimbursement Obligations, the rate applicable to Base Rate Loans under the Revolving Facility plus 2%, and (ii) if all or a portion of any interest payable on

63

any Loan or Reimbursement Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise and after all applicable grace periods have elapsed), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to Base Rate Loans under the relevant Facility plus 2% (or, in the case of any such other amounts that do not relate to a particular Facility, the rate then applicable to Base Rate Loans under the Revolving Facility plus 2%), in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until but excluding the date such overdue amount is paid in full (as well after as before judgment).

(d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.

Section 4.07. Computation of Interest and Fees. (a) Interest payable pursuant hereto shall be calculated on the basis of a 365-day year for the actual days elapsed. Fees payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Statutory Reserves shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

(b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 4.06(a).

Section 4.08. Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

(a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

(b) the Administrative Agent shall have received notice from the Majority Facility Lenders in respect of the relevant Facility that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period,

65

the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans under the relevant Facility requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Loans under the relevant Facility that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as Base Rate Loans and (z) any outstanding Eurodollar Loans under the relevant Facility shall be converted, on the last day of the then-current Interest Period, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans under the relevant Facility shall be made or continued as such, nor shall the Borrower have the right to convert Loans under the relevant Facility to Eurodollar Loans.

Section 4.09. Pro Rata Treatment and Payments. (a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee and any reduction of the Commitments of the Lenders shall be made pro rata in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans).

(b) Each payment (including each prepayment under Section 4.03, but excluding any prepayment under Section 4.02) by the Borrower on account of principal of and interest on the Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Term Loans then held by the Term Lenders (except to the extent that any applicable Extension Amendment, Refinancing Amendment or any Incremental Amendment for any Class of Extended Term Loans, Refinancing Term Loans or Incremental Term Loans, respectively, provides that such Extended Term Loans, Refinancing Term Loans or Incremental Term Loans shall be entitled to less than pro rata treatment; provided that any prepayment of Term Loans required as a result of the incurrence of Credit Agreement Refinancing Indebtedness shall be applied solely to the applicable Class or tranche of Refinanced Debt). Each prepayment of the Tranche B Term Loans under Section 4.03 shall be applied first, in direct order of maturity to the next eight scheduled installments of principal due in respect of Tranche B Term Loans, second, on a pro rata basis among the installments of principal remaining to be made with respect of Tranche B Term Loans and third, if no Tranche B Term Loans are outstanding, to the prepayment of Revolving Loans in accordance with Section 4.09(c) (with no corresponding permanent reduction of commitments). Each prepayment of any other Class of Term Loans shall be applied as agreed between the Borrower and the Lenders in respect of such Term Loans.

65

(c) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Loans then held by the Revolving Lenders; provided that prepayments under Section 4.03 shall first be applied as provided by Section 4.09(b) and thereafter, in accordance with this Section 4.09(c) (with no corresponding permanent reduction of commitments).

(d) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff, defense or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Funding Office, in Dollars and in immediately available funds. The Administrative Agent shall promptly distribute to each Lender in like funds as received any payments received by the Administrative Agent on behalf of such Lender. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

(e) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the greater of (i) the daily average Federal Funds Effective Rate and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the

66

absence of manifest error. If such Lender’s share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans under the relevant Facility, on demand, from the Borrower.

(f) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment being made hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days of such required date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

(g) This Section 4.09 shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express provisions of this Agreement, including differing payments to be made to non-Defaulting Lenders as opposed to Defaulting Lenders and payments made in connection with an assignment expressly permitted under Section 11.06. This Section 4.09 shall be subject to the provisions of Section 4.16 and Sections 12.01, 12.02 and 12.03. This Section 4.09 shall not be construed to apply to any payment made in connection with any assignment, purchase or other transaction expressly permitted under Section 11.06(g) or 11.06(h).

Section 4.10. Requirements of Law. (a) If any Change in Law:

(i) shall subject any Lender or Issuing Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any Application or any Loan made by it (including, for the avoidance of doubt, any tax on such Lender’s loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto), or change the basis of taxation of payments to such Lender or the Issuing Lender in respect thereof (except for Non-Excluded Taxes covered by Section 4.11 and the imposition of, or any change in rate of, (a) any taxes excluded from the definition of Non-Excluded Taxes in Section 4.11(a) or (b) taxes for which the Borrower is not required to pay an additional amount pursuant to clauses (i) or (ii) of the second sentence of Section 4.11(a));

67

(ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender or the Issuing Lender that is not otherwise included in the determination of the Eurodollar Rate hereunder; or

(iii) shall impose on such Lender, the Issuing Lender or the London interbank market any other condition;

and the result of any of the foregoing is to increase the cost to such Lender or the Issuing Lender, by an amount that such Lender or such Issuing Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans (or, in the case of any Change in Law with respect to taxes covered by this Section 4.10(a), any Loan) or issuing or participating in Letters of Credit, or to reduce any amount receivable by such Lender or such Issuing Lender hereunder in respect thereof, then, in any such case, the Borrower shall within thirty days after receipt of written notice from such Lender or such Issuing Lender (which shall include the certificate described in clause (c) below) pay such Lender or such Issuing Lender, any additional amounts necessary to compensate such Lender or such Issuing Lender for such increased cost or reduced amount receivable. If any Lender or the Issuing Lender becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

(b) If any Lender or the Issuing Lender shall have determined that any Change in Law regarding capital adequacy has the effect of reducing the rate of return on such Lender’s or such Issuing Lender’s capital, or on the capital of such Lender’s or such Issuing Lender’s holding company, as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such Issuing Lender or such holding company could have achieved but for such Change in Law (taking into consideration such Lender’s, such Issuing Lender’s or such holding company’s policies with respect to capital adequacy) by an amount deemed by such Lender or such Issuing Lender to be material, then from time to time, after submission by such Lender or such Issuing Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor (which shall include the certificate described in clause (c) below), the Borrower shall pay to such Lender or such Issuing Lender within 30 days after receipt of such notice such additional amount or amounts as will compensate such Lender, such Issuing Lender or such holding company for such reduction; provided that the Borrower shall not be required to compensate a Lender or the Issuing Lender pursuant to this paragraph for any amounts incurred more than four months prior to the date that such Lender or such Issuing Lender

68

notifies the Borrower of such Lender’s or such Issuing Lender’s intention to claim compensation therefor; and provided further that if the circumstances giving rise to such claim have a retroactive effect, then such four-month period shall be extended to include the period of such retroactive effect.

(c) A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender or the Issuing Lender to the Borrower with appropriate detail demonstrating how such amounts were derived (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

Section 4.11. Taxes. (a) All payments made by or on account of any obligation of the Borrower or any other Loan Party under this Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding (a) net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on any Agent or any Lender by a jurisdiction under the laws of which such recipient is organized or in which its principal office is located, or as a result of a present or former connection between such Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document), (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any jurisdiction described in clause (a) above, and (c) any U.S. federal withholding tax imposed under FATCA. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Non-Excluded Taxes”) or Other Taxes are required to be withheld from any amounts payable to any Agent or any Lender hereunder, the amounts so payable to such Agent or such Lender shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Lender’s failure to comply with the requirements of paragraph (f), (g) or (h) of this Section or (ii) that are United States withholding taxes imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement or the date such Lender designates a new lending office, except to the extent that such Lender or such Lender’s assignor (if any) was entitled, at the time of assignment or designation, to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to this paragraph.

69

(b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower or any other Loan Party, the Borrower or such other Loan Party shall timely pay the full amount of such Non-Excluded Taxes and Other Taxes to the relevant Governmental Authority, and as promptly as possible thereafter the Borrower or such other Loan Party shall send to the Administrative Agent for its own account or for the account of the relevant Agent or Lender, as the case may be, a certified copy of an original official receipt received by the Borrower or such other Loan Party showing payment thereof.

(d) The Loan Parties shall indemnify each Lender and the Administrative Agent for and hold them harmless against the full amount of Non-Excluded Taxes (other than any such taxes to the extent that the Borrower would not be required to pay additional amounts pursuant to clauses (i) and (ii) of the second sentence of Section 4.11(a) if those taxes were deducted from payments under this Agreement) and Other Taxes and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto, whether or not such Non-Excluded Taxes and Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to such Loan Party by a Lender or the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. This indemnification payment shall be made within 30 days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

(e) Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Non-Excluded Taxes and Other Taxes attributable to such Lender (but only to the extent that a Loan Party has not already indemnified the Administrative Agent for such Non-Excluded Taxes and Other Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(c)(iii) relating to the maintenance of a Participant Register and (iii) any taxes excluded from indemnification by the Loan Parties under Section 4.10(a) that are attributable to such Lender and are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each

70

Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f) Each Lender or Agent (or Transferee) that is not a “U.S. Person” as defined in Section 7701(a)(30) of the Code (a “Non-U.S. Lender”) shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form W-8BEN (and in the case of a Non-U.S. Lender or Participant claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a statement or statements substantially in the form of Exhibit G), Form W-8ECI or Form W-8IMY (accompanied by Internal Revenue Service Forms W-8ECI, W-8BEN (together with any statements or Internal Revenue Service forms, as appropriate), properly completed and duly executed by such Non-U.S. Lender claiming, if applicable, complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender, including promptly upon any written request made in good faith by the Borrower or Administrative Agent alleging such obsolescence or invalidity. If a payment made to a Lender or Agent hereunder would be subject to U.S. federal withholding tax imposed by FATCA if such Lender or Agent were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender or Agent has complied with such Lender’s or Agent’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. For purposes of this Section 4.10(f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver.

71

(g) A Lender or Agent that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender’s reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

(h) Each Lender and Agent that is a U.S. Person (other than a U.S. Person that is a domestic corporation for United Stated federal income tax purposes) shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of U.S. Internal Revenue Service Form W-9. Such forms shall be delivered by each such Lender and Agent on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each such Lender or Agent shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Lender or Agent, including promptly upon any written request made in good faith by the Borrower or Administrative Agent alleging such obsolescence or invalidity.

(i) If any Lender or Agent determines in its sole discretion exercised in good faith that it has received a refund in respect of Non-Excluded Taxes or Other Taxes as to which it has been indemnified by the Borrower in which the Borrower has paid additional amounts pursuant to this Section 4.11, it shall within 30 days from the date of such receipt pay over the refund to the relevant indemnifying party (but only to the extent of indemnity payments made, or additional amounts paid, by the relevant indemnifying party under this Section 4.11 with respect to Non-Excluded Taxes or Other Taxes giving rise to the refund), net of all out of pocket expenses of the indemnified party and without interest (other than interest paid by the relevant Governmental Authority with respect to the refund); provided, however, that such indemnifying party, upon the request of the indemnified party, agrees to repay the amount paid over to the relevant indemnifying party (plus penalties, interest and other charges, including the reasonable fees and expenses of the Administrative Agent) to the indemnified party if the indemnified party is

72

required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (i), in no event will an indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (i), the payment of which would place the indemnified party in a less favorable net after-tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid and the taxes giving rise to such payments had never been imposed. Nothing contained in this Section 4.11 shall require any Lender or Agent to claim any tax refund or to make available any of its tax returns (or any other information that it deems, in its sole discretion, to be confidential or proprietary).

(j) The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

Section 4.12. Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss (other than loss of profits) or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment of or conversion from Eurodollar Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making by the Borrower of a prepayment of, or receipt by a Lender of principal of, Eurodollar Loans on a day that is not the last day of an Interest Period with respect thereto, provided that any Lender seeking indemnity pursuant to this Section 4.12 shall have provided notice to the Borrower of such loss or expense within four months of the conclusion of the events giving rise to such loss or expense. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. A certificate as to any amounts payable pursuant to this Section with appropriate detail demonstrating how such amounts were derived submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

73

Section 4.13. Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 4.10, 4.11(a) or 4.16 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to or, if reasonably requested by the Borrower, to file any certificate or document to, designate another lending office for any Loans affected by such event, in each case with the object of avoiding the consequences of such event; provided that such designation is made on terms that, in the reasonable judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided further that nothing in this Section shall affect or postpone any of the obligations of any Borrower or the rights of any Lender pursuant to Section 4.10 or 4.11(a).

Section 4.14. Replacement of Lenders. The Borrower shall be permitted to replace any Lender that (i) requests reimbursement for amounts owing pursuant to Section 4.10 or 4.11(a), (ii) in connection with any proposed amendment, modification, supplement or waiver with respect to any of the provisions of the Loan Documents as contemplated in Section 11.01 where such amendment, modification, supplement or waiver has been approved by the Required Lenders in accordance with such Section, fails to consent to any such proposed action or (iii) becomes a Defaulting Lender, with a replacement financial institution; provided that (A) such replacement does not conflict with any Requirement of Law, (B) no Event of Default shall have occurred and be continuing at the time of such replacement, (C) prior to any such replacement, such Lender shall have taken no action under Section 4.13 so as to eliminate the continued need for payment of amounts owing pursuant to Section 4.10 or 4.11(a), (D) the replacement financial institution shall purchase, at par, all Loans and the Borrower or the replacement financial institution shall pay any interest, fees (including if such replacement is pursuant to clause (ii) and is in connection with a Repricing Transaction, any prepayment fee, if applicable, payable pursuant to Section 4.02(b) (in which case such assignment shall be deemed to be a voluntary prepayment and such fee shall be payable by the Borrower)) and other amounts owing to such replaced Lender on or prior to the date of replacement and, in the case of clause (ii) above, shall have consented to such requested amendment, modification, supplement or waiver, (E) the Borrower shall be liable to such replaced Lender under Section 4.12 if any Eurodollar Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (F) (x) to the extent the Administrative Agent’s consent to an assignment to such replacement Lender would otherwise be required under Section 11.06, the replacement financial institution shall be reasonably satisfactory to the Administrative Agent and (y) if a Revolving Commitment is

74

being assigned, the replacement financial institution shall be reasonably satisfactory to the Issuing Lender, (G) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 11.06 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein), (H) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 4.10 or 4.11(a), as the case may be, and (I) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender. Each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender, as assignor, any Assignment and Assumption necessary to effectuate any assignment of such Lender’s interests hereunder in the circumstances contemplated by this Section 4.14.

Section 4.15. Evidence of Debt. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(b) The Administrative Agent, on behalf of the Borrower, shall maintain the Register pursuant to Section 11.06(b), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder and any Loan Note evidencing such Loan, the Type of such Loan and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof.

(c) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 4.15(a) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

(d) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender a promissory note of the Borrower evidencing any Term Loans or Revolving Loans, as the case may be, of such Lender, substantially in the forms of Exhibit H-1 or H-2, respectively, with appropriate insertions as to date and principal amount.

75

Section 4.16. Illegality. Notwithstanding any other provision herein, if any Change in Law shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be suspended until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Loans and (b) such Lender’s Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 4.12.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES

To induce the Agents and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the Borrower hereby represents and warrants to each Agent and each Lender that:

Section 5.01. Financial Condition. (a) The unaudited pro forma consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at October 1, 2011 (including the notes thereto) (the “Pro Forma Balance Sheet”), copies of which have heretofore been furnished to each Lender, has been prepared giving effect (as if such events had occurred on such date) to (i) the Refinancing, (ii) the Loans to be made on the Closing Date and the use of proceeds thereof and (iii) the payment of costs, premiums, fees and expenses in connection with the foregoing. The Pro Forma Balance Sheet has been prepared in good faith by the Borrower based on the assumptions used to prepare the pro forma financial information in the Confidential Information Memorandum (which assumptions are believed by the Borrower on the delivery date to be reasonable), and presents fairly in all material respects on a pro forma basis the estimated financial position of Borrower and its consolidated Subsidiaries as at October 1, 2011, assuming that the events specified in the preceding sentence had actually occurred at such date.

(b) The audited consolidated balance sheets of the Borrower as at December 29, 2012, December 31, 2011 and January 1, 2011, and the related consolidated statements of earnings and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from Ernst & Young LLP, present fairly in all material respects the consolidated financial condition of the Borrower as at each such date, and the consolidated

76

results of its operations and its consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of the Borrower as at September 28, 2013, and the related unaudited consolidated statements of earnings and cash flows for the nine-month period ended on such date, present fairly in all material respects the consolidated financial condition of the Borrower as at such date, and the consolidated results of its operations and its consolidated cash flows for the nine-month period then ended (subject to normal year-end audit adjustments and the absence of footnotes). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein).

Section 5.02. No Change. Since December 29, 2012, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Section 5.03. Corporate Existence; Compliance with Law. Each of Holdings, the Borrower and each Restricted Subsidiary (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the organizational power and authority, and the legal right, to own and operate its material property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation (or other entity) and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.04. Corporate Power; Authorization; Enforceable Obligations. Each Loan Party has the organizational power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to obtain extensions of credit hereunder. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required to be obtained by a Loan Party in connection with the Transactions, the continuing operations of Holdings, the Borrower and the Restricted Subsidiaries and the extensions of credit hereunder or with the

77

execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except (a) consents, authorizations, filings and notices, which have been obtained or made and are in full force and effect, (b) the filings referred to in Section 5.19 and (c) those consents, authorizations, filings and notices, the failure of which to make or obtain would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect. Each Loan Document has been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

Section 5.05. No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof (a) will not violate any Requirement of Law or any Contractual Obligation of Holdings, the Borrower or any of the Restricted Subsidiaries and (b) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents and the Second Lien Notes Documents).

Section 5.06. Litigation. Except as set forth on Schedule 5.06, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against Holdings, the Borrower or any of the Restricted Subsidiaries or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) if reasonably likely to be adversely determined or settled, and is adversely determined or settled, could reasonably be expected to have a Material Adverse Effect.

Section 5.07. No Default. Neither the Borrower nor any of the Restricted Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect.

Section 5.08. Ownership of Property; Liens. Each of the Borrower and the Restricted Subsidiaries has title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property and assets used in its business as currently conducted, and none of such property is subject to any Lien except as permitted by Section 8.03.

78

Section 5.09. Intellectual Property. Except as could not reasonably be expected to have a Material Adverse Effect, (a) the Borrower and each Restricted Subsidiary owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as and where the same is currently conducted; (b) no claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property with respect to the conduct of its business as and where the same is currently conducted or alleging that the conduct of such business infringes, misappropriates or otherwise violates the Intellectual Property rights of any Person, nor does the Borrower know of any valid basis for any such claim and (c) the conduct of the business of the Borrower and the Restricted Subsidiaries does not infringe, misappropriate or otherwise violate the Intellectual Property rights of any Person.

Section 5.10. Taxes. Each of the Borrower and the Restricted Subsidiaries has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which (a) are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or the Restricted Subsidiaries, as the case may be or (b) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect).

Section 5.11. Federal Regulations. No part of the proceeds of any Loan or any Letter of Credit will be used for any purpose that violates the provisions of the Regulations of the Board, including Regulation T, U or X. If requested by the Administrative Agent, the Borrower will furnish to the Administrative Agent a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U.

Section 5.12. Labor Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against the Borrower or any of the Restricted Subsidiaries pending or, to the knowledge of the Borrower, threatened; (b) hours worked by and payments made to employees of the Borrower and the Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from the Borrower or any of the Restricted Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the Borrower or the relevant Restricted Subsidiary.

79

Section 5.13. ERISA. Except as would not result in a Material Adverse Effect, each Plan has complied with the applicable provisions of ERISA and the Code. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, has resulted or could reasonably be expected to result in a Material Adverse Effect. There exists no Unfunded Pension Liability that could reasonably be expected to result in a Material Adverse Effect.

Section 5.14. Investment Company Act; Other Regulations. No Loan Party is or is required to register as an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness.

Section 5.15. Subsidiaries. Except as disclosed to the Administrative Agent by the Borrower in writing from time to time after the Closing Date, (a) Schedule 5.15 sets forth the name and jurisdiction of incorporation of each Subsidiary of the Borrower and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by any Loan Party and whether such Subsidiary is a Restricted Subsidiary or an Unrestricted Subsidiary and (b) there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to any Capital Stock of the Borrower or any Restricted Subsidiary, except as created by the Loan Documents.

Section 5.16. Use of Proceeds. (a) The proceeds of the Tranche B Term Loans shall be used by the Borrower on the Closing Date solely to finance the Refinancing, including the payment of fees and expenses associated therewith.

(b) The proceeds of Revolving Loans and Letters of Credit will be used by the Borrower and the Restricted Subsidiaries for general corporate and working capital purposes.

(c) The proceeds of any Incremental Term Loans shall be used by the Borrower only for the purposes specified in the applicable Incremental Amendment.

Section 5.17. Environmental Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

80

(a) the facilities and properties owned, leased or operated by the Borrower or any of the Restricted Subsidiaries (the “Properties”) do not contain, and have not previously contained, any Hazardous Materials in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could give rise to liability under, any Environmental Law;

(b) neither the Borrower nor any of the Restricted Subsidiaries has received or is aware of any written notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the business operated by the Borrower or any of the Restricted Subsidiaries (the “Business”), nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened;

(c) Hazardous Materials have not been transported or disposed of from the Properties in violation of, or in a manner or to a location that could give rise to liability under, any Environmental Law, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law;

(d) no Environmental Claim is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any of the Restricted Subsidiaries is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business;

(e) there has been no release or threat of release of Hazardous Materials at or from the Properties, or arising from or related to the operations of the Borrower or any of the Restricted Subsidiaries in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws;

(f) the Borrower, each Restricted Subsidiary, the Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the Business; and

(g) neither the Borrower nor any of its Subsidiaries has assumed any liability of any other Person under Environmental Laws.

81

Section 5.18. Accuracy of Information, etc. No statement or information contained in this Agreement, any other Loan Document, the Confidential Information Memorandum or any other document or certificate (excluding any projections, pro forma financial information or estimates and general market or industry data) furnished by or on behalf of any Loan Party to the Administrative Agent or the Lenders, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents (as modified or supplemented by other information furnished), when taken as a whole, contained as of the date such information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not materially misleading in light of the circumstances under which such statements were made. The projections, pro forma financial information and estimates contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Administrative Agent and the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount.

Section 5.19. Security Documents. (a) The Guarantee and Collateral Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally and by general equitable principles (whether such enforcement is sought in a proceeding at law or in equity). In the case of the Pledged Stock described in the Guarantee and Collateral Agreement, when certificates representing such Pledged Stock are delivered to the Administrative Agent together with the necessary endorsements, and in the case of the other Collateral described in the Guarantee and Collateral Agreement (to the extent that a security interest in such other Collateral can be perfected by filing), when financing statements and other filings specified on Schedule 5.19(a) in appropriate form are filed in the offices specified on Schedule 5.19(a) and all applicable fees have been paid, the Guarantee and Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Guarantee and Collateral Agreement) (to the extent that a security interest in such other Collateral can be perfected by filing), in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 8.03).

82

(b) Each of the Mortgages is effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally and by general equitable principals (whether such enforcement is sought in a proceeding at law or in equity), and when the Mortgages are filed in the offices specified on Schedule 5.19(b) and all applicable fees have been paid, each such Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Mortgaged Properties and the proceeds thereof, as security for the Obligations (as defined in the relevant Mortgage), in each case prior and superior in right to any other Person (except Liens permitted by Section 8.03). Schedule 1.01(b) lists each parcel of real property in the United States owned in fee simple by the Borrower or any of its Subsidiaries as of the Closing Date.

Section 5.20. Solvency. The Borrower and its Restricted Subsidiaries, taken as a whole, immediately after giving effect to the Refinancing and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be and will continue to be, Solvent.

Section 5.21. Senior Indebtedness. To the extent the Borrower has incurred any debt under Section 8.02(h) or any subordinated Permitted Unsecured Refinancing Debt, the Loans constitute “Senior Debt” and “Designated Senior Debt” of the Borrower and the Restricted Subsidiaries under such Indebtedness.

Section 5.22. Regulation H. No Mortgage encumbers improved real property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has not been made available under the National Flood Insurance Act of 1968, except as identified on Schedule 1.01(b).

Section 5.23. Sanctioned Persons. None of Holdings, the Borrower or any Restricted Subsidiary nor, to the knowledge of the Borrower, any director, officer, or employee of Holdings, the Borrower or any Restricted Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, except any sanctions that could not reasonably be expected to have a Material Adverse Effect.

Section 5.24. Foreign Corrupt Practices Act. Each of Holdings, the Borrower and the Restricted Subsidiaries has complied, in all material respects, with the U.S. Foreign Corrupt Practices Act, as amended from time to time, or any other applicable antibribery or anticorruption law.

83

ARTICLE 6

CONDITIONS PRECEDENT

Section 6.01. Conditions to Initial Extension of Credit. The agreement of each Lender to make the initial extension of credit requested to be made by it is subject to the satisfaction or waiver (in accordance with Section 11.01), prior to or concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent:

(a) Credit Agreement; Guarantee and Collateral Agreement. The Administrative Agent shall have received (i) this Agreement executed and delivered by each of the Administrative Agent, the Issuing Lender, the Borrower and the Lenders, (ii) the Guarantee and Collateral Agreement, executed and delivered by Holdings, the Borrower and each Subsidiary Guarantor and (iii) an Acknowledgment and Consent in the form attached to the Guarantee and Collateral Agreement, executed and delivered by each Issuer (as defined therein), if any, that is not a Loan Party.

(b) Pro Forma Balance Sheet and Income Statements; Financial Statements. The Lenders shall have received each of the financial statements described in Section 5.01.

(c) Approvals. The Lead Agents shall have received a certificate, certified by a Responsible Officer, to the effect that no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required to be obtained by a Loan Party in connection with the Transactions, the continuing operations of the Borrower and its Subsidiaries and the extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except (i) consents, authorizations, filings and notices, which have been obtained or made and are in full force and effect and are attached to such certificate of such Responsible Officer as an exhibit, (ii) the filings referred to in Section 5.19 and (iii) those consents, authorizations, filings and notices, the failure of which to make or obtain would not reasonably be expected to have a Material Adverse Effect.

(d) Lien Searches. The Administrative Agent shall have received the results of a recent lien search in each of the jurisdictions where assets of the Loan Parties are located, and such search shall reveal no liens on any of the assets of the Loan Parties except for Liens permitted by Section 8.03 or discharged on or prior to the Closing Date pursuant to documentation reasonably satisfactory to the Administrative Agent.

84

(e) Fees. The Lenders and the Agents shall have received all fees required to be paid, and all expenses payable hereunder for which detailed invoices have been presented (including the reasonable fees and expenses of legal counsel for which detailed invoices including time entries by timekeeper, with timekeeper rates identified, have been presented), on or before the Closing Date. All such amounts will be paid with proceeds of Loans made on the Closing Date and will be reflected in the funding instructions given by the Borrower to the Administrative Agent on or before the Closing Date.

(f) Closing Certificate. The Administrative Agent shall have received a certificate of each Loan Party, dated the Closing Date, substantially in the form of Exhibit I, with appropriate insertions and attachments, including the certificate of incorporation of each Loan Party that is a corporation certified by the relevant authority of the jurisdiction or organization of such Loan Party and (ii) a long form good standing certificate for each Loan Party from its jurisdiction or organization.

(g) Legal Opinions. Each of the Lenders shall have received the following executed legal opinions:

(i) the legal opinion of Kirkland & Ellis LLP, counsel to Holdings, the Borrower and their Subsidiaries, substantially in the form of Exhibit J-1;

(ii) the legal opinion of Whyte Hirschboeck Dudek S.C., local counsel of Holdings, the Borrower and certain of its Subsidiaries, substantially in the form of Exhibit J-2; and

(iii) the legal opinion of such special and local counsel as may be required by the Administrative Agent.

Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

(h) Pledged Stock; Stock Powers; Pledged Notes. The Administrative Agent shall have received (1) the certificates representing the shares of Capital Stock pledged pursuant to the Guarantee and Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (2) each promissory note (if any) pledged to the Administrative Agent pursuant to the Guarantee and Collateral Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

85

(i) Filings, Registrations and Recordings. To the extent not previously delivered, each document (including any Uniform Commercial Code financing statement) required by the Security Documents or under law to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 8.03), shall be in proper form for filing, registration or recordation.

(j) Insurance. The Administrative Agent shall have received insurance certificates satisfying the requirements of Section 5.03(b) of the Guarantee and Collateral Agreement.

(k) Perfection Certificate. The Administrative Agent shall have received a perfection certificate from the Loan Parties substantially in the form of Exhibit K satisfactory to the Administrative Agent.

(l) PATRIOT Act, etc. The Lead Agents shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

(m) Payoff Letters. The Administrative Agent shall have received copies of duly executed payoff letters, in form and substance reasonably satisfactory to the Administrative Agent with respect of the Existing Credit Facility, together with (a) UCC-3 or other appropriate termination statements, in form and substance satisfactory to the Administrative Agent, releasing all Liens (other than Liens expressly permitted hereunder) upon any of the personal property of Holdings, the Borrower and its Subsidiaries, (b) cancellations and releases, in form and substance satisfactory to the Administrative Agent, releasing all Liens (other than Liens expressly permitted hereunder) upon any of the real property of Holdings, the Borrower and its Subsidiaries and (c) any other releases, terminations or other documents reasonably required by the Administrative Agent. Immediately after giving effect to the Transactions and the other transactions contemplated hereby, Holdings, the Borrower and the Subsidiaries shall have outstanding no Indebtedness other than (a) Indebtedness outstanding under this Agreement and (b) Indebtedness permitted under Section 8.02.

(n) [Reserved].

(o) Initial Public Offering. The Lead Agents shall have received, substantially contemporaneously with the closing of the transactions contemplated by this Agreement, evidence reasonably satisfactory to the Lead Agents of an initial public offering of Parent’s common stock, and receipt by Parent therefrom in the primary offering of gross proceeds in an amount not less than $125,000,000, the net proceeds of which shall have been contributed to Holdings, and by Holdings to the Borrower, in each case as cash common equity.

86

Section 6.02. Conditions to Each Extension of Credit. The agreement of each Lender to make any extension of credit requested to be made by it on any date (including its initial extension of credit) is subject to the satisfaction or waiver (in accordance with Section 11.01) of the following conditions precedent:

(a) Notice. In the case of (i) a Borrowing, the Administrative Agent shall have received a notice of such Borrowing as required by Section 4.01 and (ii) the issuance, extension or renewal of a Letter of Credit, the Issuing Lender and the Administrative Agent shall have received a notice requesting the issuance, extension or renewal of such Letter of Credit.

(b) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

(c) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

Each borrowing and issuance, increase, extension or renewal of a Letter of Credit hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this Section 6.02 have been satisfied.

ARTICLE 7

AFFIRMATIVE COVENANTS

The Borrower hereby agrees that, so long as any Commitments remain in effect, any Letter of Credit remains outstanding (unless collateralized on terms and conditions satisfactory to the Issuing Lender following the termination of the Commitments and the repayment of all amounts due and payable under the Loan Documents) or any Loan or other amount (excluding contingent indemnification obligations or obligations under or in respect of Specified Hedge Agreements or Specified Cash Management Obligations) is owing to any Lender or Agent hereunder or under any other Loan Document, the Borrower shall and shall cause each Restricted Subsidiary to:

Section 7.01. Financial Statements. Furnish to the Administrative Agent for further delivery to each Lender:

87

(a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or exception, or qualification or exception arising out of the scope of the audit (except for qualifications relating to changes in accounting principles or practices reflecting changes in GAAP and required or approved by the Borrower’s independent certified public accountants or relating to the financial statements for the fiscal year ending immediately prior to the stated final maturity of the Loans because of the maturity of the Loans), by Ernst & Young LLP or other independent certified public accountants of nationally recognized standing;

(b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of earnings and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes); and

(c) at any time the Borrower has designated any of its Subsidiaries as Unrestricted Subsidiaries pursuant to Section 7.12, simultaneously with the delivery of each set of consolidated financial statements referred to in Sections 7.01(a) and 7.01(b) above, the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements.

All such financial statements shall be prepared in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

Section 7.02. Certificates; Other Information. Furnish to the Administrative Agent for further delivery to each Lender:

(a) [Reserved];

(b) concurrently with the delivery of any financial statements pursuant to Sections 7.01(a) and (b), (i) a certificate of a Responsible Officer stating that such Responsible Officer has obtained no knowledge that any Default or Event of Default has occurred and is continuing except as specified in such certificate and

88

(ii) (x) a Compliance Certificate containing (A) all information and calculations necessary for determining compliance by the Borrower and its Restricted Subsidiaries with the provisions of this Agreement referred to therein (including additional certifications that (I) [reserved], (II) commencing with the fiscal year ended in December 2014, show in reasonable detail the calculations used in determining Adjusted Excess Cash Flow for the most recently completed fiscal year of the Borrower, (III) show the aggregate amount of Restricted Payments paid pursuant to Section 8.06(g) during the most recently completed fiscal quarter or year and (IV) show the Available Amount as of the end of such period) as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be and (B) if applicable, an update to Schedule 5.15 setting forth the name and jurisdiction of organization of each newly formed or acquired Subsidiary of the Borrower and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by any Loan Party and specifying whether such Subsidiary is a Restricted Subsidiary or an Unrestricted Subsidiary, and (y) to the extent not previously disclosed to the Administrative Agent, a listing of any Intellectual Property acquired by any Loan Party since the date of the most recent list delivered pursuant to this clause (y) (or, in the case of the first such list so delivered, since the Closing Date);

(c) as soon as available, and in any event no later than 45 days after the end of each fiscal year of the Borrower, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of the Borrower and the Restricted Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow, projected changes in financial position and projected income and a description of the material underlying assumptions applicable thereto), and, as soon as available, significant revisions, if any, of such budget and projections with respect to such fiscal year presented to the board of directors of the Borrower (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions, believed by the Borrower to be reasonable at the time of delivery, it being recognized that such Projections are not to be viewed as fact and that actual results during the periods covered by such Projections may differ from the projected results set forth therein by a material amount;

(d) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), a narrative discussion and analysis (in a management discussion analysis format) of the financial condition and results of operations of the Borrower and the Restricted Subsidiaries for such period and for the period from the beginning of the then current fiscal year to the end of such period, as compared to the comparable periods of the previous year; provided that no such delivery shall be required so long as the Borrower delivers to the Administrative Agent and each Lender its periodic filing on Form 10-Q or Form 10-K, as the case may be, of the Securities Act of 1934 as filed with the Securities and Exchange Commission to satisfy its requirement under Sections 7.01(a) and (b);

89

(e) no later than five Business Days prior to the effectiveness thereof, copies of substantially final drafts of any proposed amendment, supplement, waiver or other modification with respect to any Permitted Unsecured Refinancing Debt, any indenture or agreement relating to Indebtedness incurred pursuant to Section 8.02(h) or any indenture or agreement relating to Indebtedness incurred pursuant to Section 8.02(f);

(f) no later than five Business Days prior to the effectiveness thereof, copies of substantially final drafts of (i) any proposed Permitted Unsecured Refinancing Debt and (ii) each proposed indenture or agreement relating to any Indebtedness incurred pursuant to Section 8.02(h), including all amendments, supplements or modifications thereof, and promptly after execution and delivery thereof, final copies of each such indenture or agreement;

(g) within five Business Days after the same are sent, copies of all financial statements and reports that Holdings or the Borrower sends to the holders of any class of its debt securities or public equity securities and, within five days after the same are filed, copies of all financial statements and reports that Holdings or the Borrower may make to, or file with, the SEC; and

(h) promptly, such additional financial and other information of any Loan Party as any Lender may from time to time reasonably request (through the Administrative Agent); provided that none of the Borrower or any Restricted Subsidiary will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes non financial trade secrets or non financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by law or any binding agreement with a third party that is not an Affiliate or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product.

Section 7.03. Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its tax obligations, except (a) where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or the Restricted Subsidiaries, as the case may be or (b) the failure to so pay, discharge or otherwise satisfy, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

90

Section 7.04. Maintenance of Existence; Compliance. (a) (i) Preserve, renew and keep in full force and effect its organization existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted herein and except, in the case of clause (ii) above, to the extent that failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 7.05. Maintenance of Property; Insurance. (a) Keep all material property useful and necessary, in such Person’s reasonable judgment, in such Person’s business in good working order and condition, ordinary wear and tear and damage caused by casualty excepted and (b) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business.

Section 7.06. Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of the Administrative Agent or any Lender (coordinated through the Administrative Agent) to visit and inspect any of its properties and examine and make abstracts from any of its books and records (other than materials protected by attorney-client privilege) during regular business hours and upon reasonable prior notice by the Administrative Agent and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants, so long as the Borrower is afforded an opportunity to be present at any such discussion with such accountants. It is understood that, so long as no Event of Default has occurred and is continuing, such visits, inspections and examinations by the Lenders shall be at the expense of the Borrower no more than one time annually. Notwithstanding anything to the contrary in this Section 7.06, none of the Borrower or any Restricted Subsidiary will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes non financial trade secrets or non financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by law or any binding agreement with a third party that is not an Affiliate or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product.

91

Section 7.07. Notices. Promptly give notice to the Administrative Agent (who shall promptly notify the Lenders) of:

(a) the occurrence of any Default or Event of Default;

(b) any litigation, investigation or proceeding that may exist at any time between the Borrower or any of the Restricted Subsidiaries and any Governmental Authority which could reasonably be expected to be adversely determined or settled and, if adversely determined or settled, could reasonably be expected to have a Material Adverse Effect;

(c) any litigation or proceeding affecting the Borrower or any of the Restricted Subsidiaries which could reasonably be expected to be adversely determined or settled (i) in which the amount involved is $10,000,000 or more and not covered by insurance or (ii) in which injunctive or similar relief is sought;

(d) any litigation or proceeding affecting the Borrower or any of its Restricted Subsidiaries which relates to any Loan Document;

(e) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Single Employer Plan, a failure to make any required contribution to a Single Employer Plan or a Multiemployer Plan, the creation of any Lien in favor of the PBGC or a Single Employer Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Single Employer Plan or Multiemployer Plan; and

(f) any development or event that has had a Material Adverse Effect.

Each notice pursuant to this Section 7.07 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower or the relevant Subsidiary proposes to take with respect thereto.

Section 7.08. Environmental Laws. Except as could not reasonably be expected to have a Material Adverse Effect: (a) comply with, and ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws; and

92

(b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required to comply with Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

Section 7.09. Additional Collateral, etc. (a) With respect to any property acquired after the Closing Date by the Borrower or any of the Restricted Subsidiaries (other than (w) any property described in paragraph (b), (c) or (d) below, (x) any property subject to a Lien expressly permitted by Section 8.03(g), (y) property acquired by any Foreign Subsidiary and (z) any property of the type excluded from the Security Documents) as to which the Administrative Agent, for the benefit of the Secured Parties, does not have a perfected Lien, promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement or such other documents as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in such property and (ii) take all actions necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in such property (other than Liens permitted under Section 8.03), including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law.

(b) With respect to any fee interest in any real property having a value (together with improvements thereof) of at least $3,000,000 acquired after the Closing Date by the Borrower or any of the Restricted Subsidiaries (other than (x) real property subject to a Lien permitted by Section 8.03(g) and (y) real property acquired by any Foreign Subsidiary), promptly (i) execute and deliver a first priority Mortgage, in favor of the Administrative Agent, for the benefit of the Secured Parties, covering such real property, (ii) if requested by the Administrative Agent, provide the Secured Parties with (x) title and extended coverage insurance covering such real property and insuring such Mortgage as a first lien on the related Mortgaged Property, subject to Liens permitted pursuant to Section 8.03, in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by the Administrative Agent) in form and substance reasonably acceptable to the Administrative Agent and the Administrative Agent shall have received evidence reasonably satisfactory to it that all premiums in respect of such policy, all charges for mortgage recording tax, and all related expenses, if any, have been paid as well as a current ALTA survey thereof, together with a surveyor’s certificate reasonably acceptable to the Administrative Agent and the title insurance company and (y) any consents, affidavits, indemnities or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such mortgage or deed of trust, each of the foregoing in form and

93

substance reasonably satisfactory to the Administrative Agent, (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent, (iv) comply with the National Flood Insurance Reform Act of 1994 and related legislation (including the regulations of the Board of Governors of the Federal Reserve System), and provide the following documents: (A) a completed standard “life-of-loan” flood hazard determination form, (B) if the improvement(s) to the improved Mortgaged Property is located in a special flood hazard area, a notification to the Borrower (“Borrower Notice”) and (if applicable) notification to the Borrower that flood insurance coverage under the National Flood Insurance Program (“NFIP”) is not available because the community does not participate in the NFIP, (C) documentation evidencing the Borrower’s receipt of the Borrower Notice (e.g., countersigned Borrower Notice, return receipt of certified U.S. Mail, or overnight delivery), and (D) if the Borrower Notice is required to be given and flood insurance is available in the community in which the property is located, a copy of one of the following: the flood insurance policy, the Borrower’s application for a flood insurance policy plus proof of premium payment, a declaration page confirming that flood insurance has been issued, or such other evidence of flood insurance satisfactory to the Administrative Agent, (v) to the extent required by Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (“FIRREA”), Pub.L. 101-73, 103 Stat. 183, enacted August 9, 1989, or any other applicable law, provide an appraisal, and (vi) deliver such other documents as reasonably requested by the Administrative Agent.

(c) With respect to any new Restricted Subsidiary (other than a Foreign Subsidiary) created or acquired after the Closing Date by the Borrower or any of its Subsidiaries (which, for the purposes of this paragraph (c), shall include any existing Restricted Subsidiary that ceases to be a Foreign Subsidiary and/or an Unrestricted Subsidiary), promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest (subject to Liens permitted under Section 8.03) in the Capital Stock of such new Subsidiary that is owned by Holdings, the Borrower or any of the Restricted Subsidiaries, (ii) deliver to the Administrative Agent the certificates, if any, representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Borrower or such Restricted Subsidiary, as the case may be, (iii) cause such new Restricted Subsidiary (A) to become a party to the Guarantee and Collateral Agreement and the Intercreditor Agreement, (B) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Secured Parties a perfected first priority security interest (subject to Liens permitted under Section 8.03) in the Collateral described in the Guarantee and Collateral Agreement with

94

respect to such new Restricted Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be reasonably requested by the Administrative Agent and (C) to deliver to the Administrative Agent a certificate of such Restricted Subsidiary, substantially in the form of Exhibit I, with appropriate insertions and attachments, and (iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

(d) With respect to any new “first-tier” Foreign Subsidiary created or acquired after the Closing Date by the Borrower or any of the Restricted Subsidiaries, promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest (subject to Liens permitted under Section 8.03) in the Capital Stock of such new Subsidiary that is owned by the Borrower or any of the Restricted Subsidiaries (provided that in no event shall more than 65% of the total outstanding voting Capital Stock of any such new Subsidiary be required to be so pledged), (ii) deliver to the Administrative Agent the certificates, if any, representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Borrower or such Subsidiary, as the case may be, and take such other action as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Administrative Agent’s security interest therein, and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

Section 7.10. Further Assurances. From time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as the Administrative Agent may reasonably request for the purposes of implementing or effectuating the provisions of the Security Documents, or of more fully perfecting or renewing the rights of the Administrative Agent and the Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by any Loan Party which may be deemed to be part of the Collateral) pursuant hereto or thereto. Upon the exercise by the Administrative Agent or any Lender of any power, right, privilege or remedy pursuant to this Agreement or the other Loan Documents which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, the Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Administrative Agent or such Lenders may be required to obtain from any Loan Party for such governmental consent, approval, recording, qualification or authorization.

95

Section 7.11. Mortgages, etc. On or within 60 days of the Closing Date (or such longer period as the Administrative Agent may agree in its reasonable discretion) and notwithstanding Section 7.09(b), the following shall have been received by the Administrative Agent with respect to each real property currently owned by the Borrower or the Restricted Subsidiaries as set forth on Schedule 1.01(b):

(a) a first priority Mortgage duly executed and delivered in favor of the Administrative Agent, for the benefit of the Secured Parties;

(b) title and extended coverage insurance covering such real property insuring such Mortgage as a first lien on the related Mortgaged Property, subject to Liens permitted pursuant to Section 8.03, in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by the Administrative Agent) in form and substance reasonably acceptable to the Administrative Agent. The Administrative Agent shall have received evidence reasonably satisfactory to it that all premiums in respect of each such policy, all charges for mortgage recording tax, and all related expenses, if any, have been paid;

(c) (i) a current ALTA survey of the Mortgaged Property, together with a surveyor’s certificate reasonably acceptable to the Administrative Agent and the title insurance company or (ii) Existing Surveys and “no-change” affidavits relating to the Mortgaged Properties, certified to the Administrative Agent and the title insurance company in a manner reasonably satisfactory to them, dated a date reasonably satisfactory to the Administrative Agent and the title insurance company affirming that no material change has occurred regarding each Mortgaged Property as compared to the Existing Surveys, and reasonably acceptable to the title insurance company to remove the survey exception from the title insurance for each Mortgaged Property;

(d) any consents or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such Mortgage, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent;

(e) (i) a completed standard “life-of-loan” flood hazard determination form, (ii) if the improvement(s) to the improved Mortgaged Property is located in a special flood hazard area, a Borrower Notice and (if applicable) notification to the Borrower that flood insurance coverage under the NFIP is not available because the community does not participate in the NFIP, (iii) documentation

96

evidencing the Borrower’s receipt of the Borrower Notice (e.g., countersigned Borrower Notice, return receipt of certified U.S. Mail, or overnight delivery), and (iv) if the Borrower Notice is required to be given and flood insurance is available in the community in which the property is located, a copy of one of the following: the flood insurance policy, the Borrower’s application for a flood insurance policy plus proof of premium payment, a declaration page confirming that flood insurance has been issued, or such other evidence of flood insurance reasonably satisfactory to the Administrative Agent;

(f) a copy of all recorded documents referred to, or listed as exceptions to title in, the title policy or policies referred to in clause (c) above and a copy of all other material documents affecting the Mortgaged Properties;

(g) such legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent; and

(h) to the extent required by FIRREA or any other applicable law, an appraisal.

Section 7.12. Designation Of Subsidiaries. The board of directors of the Borrower may at any time designate any Subsidiary acquired or organized after the Closing Date as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (a) immediately before and after such designation, no Default or Event of Default shall have occurred and be continuing, (b) the Borrower and the Restricted Subsidiaries shall be in compliance with the financial covenants provided in Section 8.01 calculated on a pro forma basis after giving effect to such designation (and, as a condition precedent to the effectiveness of any such designation, the Borrower shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating such compliance), (c) the Borrower may not be designated as an Unrestricted Subsidiary, (d) no Subsidiary may be designated as or continue as an Unrestricted Subsidiary if it is a “Restricted Subsidiary” for the purposes of any other Indebtedness (including, for the avoidance of doubt, under the Second Lien Notes Documents). The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrower therein at the date of designation in an amount equal to the fair market value of the Borrower’s or its Subsidiary’s (as applicable) investment therein. No Unrestricted Subsidiary shall at any time own any Capital Stock or Indebtedness of, or own or hold any Lien on, any property of the Borrower or any Restricted Subsidiary and no Unrestricted Subsidiary shall incur any Indebtedness pursuant to which any lender has recourse to any assets of the Borrower or any Restricted Subsidiary. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time. No

97

Unrestricted Subsidiary, once designated as a Restricted Subsidiary, may thereafter be redesignated as an Unrestricted Subsidiary. Any such designation shall be notified by the Borrower to the Administrative Agent by promptly filing with the Administrative Agent a copy of the resolution of the board of directors of the Borrower or any committee thereof giving effect to such designation and an officer’s certificate certifying that such designation complied with the foregoing provisions.

Section 7.13. Ratings. In the case of the Borrower, use commercially reasonable efforts to cause the credit facilities provided hereunder to be continuously rated on a public basis by S&P and Moody’s, and use commercially reasonable efforts to maintain a public corporate rating from S&P and a public corporate family rating from Moody’s, in each case in respect of the Borrower.

Section 7.14. Use of Proceeds. Use the proceeds of the Loans and request the issuance of Letters of Credit only for the purposes specified in Section 5.16.

ARTICLE 8

NEGATIVE COVENANTS

The Borrower hereby agrees that, so long as any Commitments remain in effect, any Letter of Credit remains outstanding (unless collateralized on terms and conditions satisfactory to the Issuing Lender following the termination of the Commitments and the repayment of all amounts due and payable under the Loan Documents) or any Loan or other amount is owing (excluding contingent indemnification obligations or obligations under or in respect of Specified Hedge Agreements or Specified Cash Management Obligations) to any Lender or Agent hereunder or under any other Loan Document, the Borrower shall not, and shall not cause or permit any of the Restricted Subsidiaries or Holdings (with respect to Section 8.16 only) to, directly or indirectly:

Section 8.01. Financial Condition Covenants.

(a) Consolidated Senior Secured Leverage Ratio. Commencing with the fiscal quarter ending on or about December 31, 2013, permit the Consolidated Senior Secured Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

98

Fiscal Quarter Ending On or About	Consolidated Leverage Ratio
December 31, 2013	3.75 to 1.00
March 31, 2014	3.75 to 1.00
June 30, 2014	3.75 to 1.00
September 30, 2014	3.75 to 1.00
December 31, 2014	3.75 to 1.00
March 31, 2015	3.75 to 1.00
June 30, 2015	3.75 to 1.00
September 30, 2015	3.75 to 1.00
December 31, 2015	3.50 to 1.00
March 31, 2016	3.50 to 1.00
June 30, 2016	3.50 to 1.00
September 30, 2016	3.50 to 1.00
December 31, 2016	3.25 to 1.00
March 31, 2017	3.25 to 1.00
June 30, 2017	3.25 to 1.00
September 30, 2017	3.25 to 1.00
December 31, 2017	3.00 to 1.00
March 31, 2018	3.00 to 1.00
June 30, 2018	3.00 to 1.00
September, 30, 2018	3.00 to 1.00
December 31, 2018 and thereafter	2.75 to 1.00

(b) Consolidated Interest Coverage Ratio. Commencing with the fiscal quarter ending on or about December 31, 2013, permit the Consolidated Interest Coverage Ratio as of the last day of any period of four consecutive fiscal quarters of the Borrower to be less than 2.00 to 1.00.

Any provision of this Agreement that requires the Borrower to be in compliance or compliance on a pro forma basis with any covenant contained in this Section prior to December 28, 2013 shall be deemed to require that (i) the Consolidated Senior Secured Leverage Ratio for the applicable period not be greater than 3.75 to 1.00 and (ii) the Consolidated Interest Coverage Ratio for the applicable period not be less than 2.00 to 1.00, as applicable.

Section 8.02. Indebtedness. Create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except:

(a) Indebtedness of any Loan Party pursuant to any Loan Document;

(b) Indebtedness of (i) the Borrower or any Subsidiary Guarantor owing to the Borrower or any Subsidiary, (ii) any Subsidiary that is not a Guarantor owing to any other Subsidiary that is not a Guarantor and (iii) subject to Section 8.08(h), any Foreign Subsidiary owing to the Borrower or any Subsidiary Guarantor;

99

(c) Guarantee Obligations incurred in the ordinary course of business by the Borrower or any of the Restricted Subsidiaries of (i) obligations of the Borrower, any Subsidiary Guarantor and, subject to Section 8.08(h), of any Foreign Subsidiary or (ii) Indebtedness of any Investee Store permitted by clause (j) of Section 8.08; provided that only a Subsidiary Guarantor may guarantee any Indebtedness incurred pursuant to Section 8.02(f), (h), (p) or (q);

(d) Indebtedness outstanding on the date hereof and listed on Schedule 8.02 and any refinancings, refundings, renewals or extensions thereof (without increasing, or shortening the maturity of, the principal amount thereof);

(e) Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 8.03(g) in an aggregate principal amount not to exceed $35,000,000 at any one time outstanding;

(f) Indebtedness (including guarantees) of the Loan Parties in respect of the Second Lien Notes in an aggregate principal amount of up to $200,000,000 at any time outstanding, plus any accrued but unpaid interest thereon and any interest paid in kind or capitalized, less the aggregate amount of any principal payments made thereon (other than in connection with a Permitted Refinancing thereof), and any Permitted Refinancing thereof;

(g) Hedge Agreements in respect of Indebtedness otherwise permitted hereby that bears interest at a floating rate, so long as such agreements are not entered into for speculative purposes;

(h) Indebtedness incurred by the Borrower to finance any Acquisition permitted under Section 8.08(i) (a “Permitted Acquisition”); provided that (i) such Indebtedness and any guarantee in respect thereof is subordinated to the Obligations on terms at least as favorable to the Lenders as those then customary for high yield debt issuances, (ii) after giving effect to the consummation of such Acquisition and the incurrence of such Indebtedness, (A) the Consolidated Leverage Ratio of the Borrower for a period of four consecutive fiscal quarters ending on the last day of the fiscal quarter for which financial statements are available immediately preceding the fiscal quarter in which such Indebtedness is incurred (and calculated giving pro forma effect to such Acquisition and such Indebtedness as if they had occurred on the first day of the four quarter period in respect of which such Consolidated Leverage Ratio is calculated) shall not exceed the applicable ratio for such period set forth in the definition of Debt Incurrence Ratios and (B) the Consolidated Interest Coverage Ratio (calculated on a pro forma basis in the same manner as the Consolidated Leverage Ratio is required to be calculated pursuant to clause (A)) shall not be less than the applicable ratio for such period set forth in the definition of Debt Incurrence Ratios and (iii) after giving effect to the incurrence of such Indebtedness, no Event of Default shall have occurred and be continuing.

100

(i) (x) Indebtedness of a Person which becomes a Restricted Subsidiary after the Closing Date pursuant to an Acquisition permitted under Section 8.08(i) and (y) Indebtedness of a Person otherwise assumed in connection with an Acquisition or an asset acquired after the Closing Date; provided that (A) any such Indebtedness was in existence at the time of, and not incurred or created in connection with or in anticipation of, the relevant Acquisition and (B) no Default or Event of Default would result therefrom; provided further that the aggregate principal amount of all such Indebtedness incurred or assumed pursuant to this clause (i) shall not exceed $30,000,000 at any one time outstanding;

(j) Indebtedness resulting from the issuance of performance, surety, statutory or appeal bonds in the ordinary course of business; provided that no such bond or similar obligation is provided to secure the repayment of other Indebtedness;

(k) Indebtedness of the Borrower consisting of (x) repurchase obligations with respect to Capital Stock of Parent issued to directors, consultants, managers, officers and employees of Holdings, the Borrower and the Restricted Subsidiaries arising upon the death, disability or termination of employment of such director, consultant, manager, officer or employee to the extent such repurchase is permitted under Section 8.06 and (y) promissory notes issued by the Borrower to directors, consultants, managers, officers and employees (or their spouses or estates) of Holdings, the Borrower and the Restricted Subsidiaries to purchase or redeem Capital Stock of Parent issued to such director, consultant, manager, officer or employee to the extent such purchase or redemption is permitted under Section 8.06;

(l) Indebtedness of the Borrower or any of the Restricted Subsidiaries resulting from agreements providing for indemnification, adjustment of purchase price or similar obligations in connection with dispositions of any business, assets or Subsidiary of the Borrower or any of its Subsidiaries permitted under Section 8.05;

(m) Indebtedness in the form of obligations of the Borrower or any of the Restricted Subsidiaries under indemnification, incentive, non-compete, deferred compensation or other similar arrangements in connection with an Acquisition or an Investment permitted under Section 8.08;

(n) Indebtedness of Holdings to the Borrower incurred in lieu of the Borrower making a Restricted Payment pursuant to Section 8.06(b) or (c), in an aggregate amount not to exceed the amount of cash dividends that the Borrower would be permitted to make pursuant to Sections 8.06(b) and (c) if no such Indebtedness was incurred;

101

(o) additional Indebtedness of the Borrower or any of the Restricted Subsidiaries in an aggregate principal amount for all such Indebtedness not to exceed $75,000,000 at any one time outstanding;

(p) Indebtedness of the Borrower that is incurred to finance an Acquisition and that is owed to the seller pursuant to such Acquisition; provided that (i) such Indebtedness and any guarantee in respect thereof is subordinated to the Loans and any guarantee thereof on terms and conditions satisfactory to the Administrative Agent, (ii) no portion of the principal of such Indebtedness shall be due and payable prior to six months after the then Latest Maturity Date, (iii) the interest rate of such Indebtedness shall not exceed prevailing market interest rates as reasonably determined by the chief financial officer and (iv) the aggregate amount of Indebtedness incurred pursuant to this Section 8.02(p) shall not exceed $15,000,000 at any one time outstanding; and

(q) Permitted Unsecured Refinancing Debt.

Section 8.03. Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except for:

(a) Liens for taxes, assessments, charges or other governmental levies not yet due and payable or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or any Restricted Subsidiaries, as the case may be, in conformity with GAAP;

(b) landlord’s, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that secure obligations that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

(c) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation and pledges securing liability to insurance carriers under insurance or self-insurance arrangements in respect of deductibles; provided that the aggregate amount of any such pledges or deposits shall not exceed $6,000,000;

(d) deposits to secure the performance of bids, tenders, trade contracts (other than for Funded Debt), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case incurred in the ordinary course of business;

102

(e) (i) easements, rights-of-way, conditions, restrictions and other similar encumbrances (which, for the avoidance of doubt, includes covenants running with the land), that, in the aggregate, are not substantial in amount and that do not in any case materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any of the Restricted Subsidiaries, (ii) land use, building codes and similar laws and (iii) any other exception listed on the Existing Title Policies or disclosed on the Existing Surveys;

(f) Liens in existence on the date hereof listed on Schedule 8.03, securing Indebtedness permitted by Section 8.02(d); provided that no such Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby is not increased (other than with respect to accrued interest, premiums, fees and expenses);

(g) Liens securing Indebtedness of the Borrower or any Restricted Subsidiary incurred pursuant to Section 8.02(e) to finance the acquisition, construction, repair or improvement of real property, fixed or capital assets; provided that (i) such Liens shall be created within 180 days of such acquisition, construction, repair or improvement of such real property, fixed or capital assets, as applicable, (ii) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby is not increased;

(h) Liens (i) created pursuant to the Security Documents or (ii) granted in favor of the Issuing Lender pursuant to arrangements designed to eliminate the Issuing Lender’s risk with respect to any Defaulting Lenders’ participation in Letters of Credit, as contemplated by Section 3.12;

(i) any interest or title of a lessor, sublessor, licensor or licensee under any lease (other than a capital lease) or license entered into by the Borrower or any Restricted Subsidiary in the ordinary course of its business and covering only the assets so leased;

(j) Liens not otherwise permitted by this Section so long as the aggregate outstanding principal amount of the obligations secured thereby (as to the Borrower and all Restricted Subsidiaries) does not exceed $50,000,000 at any one time;

(k) Liens on any assets acquired after the Closing Date securing Indebtedness permitted under Section 8.02(i); provided that (x) such Liens were not incurred or created in connection with or in anticipation of the acquisition thereof, (y) such Liens do not cover or encumber any assets of the Borrower or the Restricted Subsidiaries (other than the assets being acquired) and are not amended to cover any such assets and (z) the amount of Indebtedness or other obligations secured thereby are not increased;

103

(l) Liens arising out of judgments or awards in respect of the Borrower or any of the Restricted Subsidiaries not constituting an Event of Default under Section 9(h) so long as (i) such Lien is released within 60 days after entry thereof or (ii) the relevant judgment creditor has not commenced action to attach or foreclose on property of the Borrower or any of the Restricted Subsidiaries;

(m) contractual or statutory Liens of suppliers on goods provided by the relevant suppliers imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business;

(n) rights of setoff of a customary nature or bankers’ liens upon deposits of cash in favor of banks or other depository institutions incurred in the ordinary course of business;

(o) Liens arising from precautionary Uniform Commercial Code financing statements regarding operating leases or consignments entered into in the ordinary course of business by the Borrower and the Restricted Subsidiaries;

(p) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(q) Liens securing reimbursement obligations in respect of commercial letters of credit or bankers’ acceptances related to drawings thereunder; provided that such Liens attach only to the documents, the goods covered thereby and the proceeds thereof; and

(r) Liens on the Collateral (or a portion thereof) securing obligations under the Second Lien Notes Documents and any Permitted Refinancing thereof; provided that such Liens are at all times subordinated to the Liens securing the Obligations in accordance with, and are otherwise subject to, the terms of the Intercreditor Agreement.

Section 8.04. Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of (in one transaction or in a series of transactions) all or substantially all of its property or business, except that:

(a) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any Subsidiary Guarantor (provided that a Subsidiary Guarantor shall be the continuing or surviving corporation) or, subject to Section 8.08(h), with or into any Foreign Subsidiary;

104

(b) any Restricted Subsidiary may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any Subsidiary Guarantor or, subject to Section 8.08(h), any Foreign Subsidiary; and

(c) (i) any Disposition of or by a Restricted Subsidiary permitted under Section 8.05(f) or (k) or (ii) any merger, consolidation or amalgamation to effect any Investment permitted under Section 8.08(i) shall be permitted.

Section 8.05. Disposition of Property. Dispose of any of its property, whether now owned or hereafter acquired, or, in the case of any Restricted Subsidiary, issue or sell any shares of such Subsidiary’s Capital Stock to any Person, except:

(a) the Disposition of damaged, obsolete, worn out or surplus property in the ordinary course of business;

(b) the Disposition of inventory and equipment held for sale in the ordinary course of business;

(c) Dispositions permitted by Section 8.04(b);

(d) the sale or issuance of any Restricted Subsidiary’s Capital Stock to any Loan Party (other than Parent);

(e) leases, subleases and licenses of customer-operated stores in the ordinary course of business consistent with past practice;

(f) the Disposition, after the Closing Date, of other property having a fair market value not to exceed $50,000,000 in the aggregate for any fiscal year of the Borrower, provided, that at least 75% of the consideration therefor shall consist of cash or Cash Equivalents;

(g) the sale of Investments permitted pursuant to Section 8.08(b) and Dispositions to effect Investments permitted pursuant to Section 8.08(g);

(h) any Recovery Event; provided that the requirements of Section 4.03(b) are complied with in connection therewith;

(i) sales or discounts of receivables in the ordinary course of business in connection with the compromise or collection thereof;

(j) cancellation of any Indebtedness constituting an Investment in a Loan Party (other than Parent) permitted pursuant to Section 8.08 if Capital Stock of such Loan Party is issued in substitution therefor or repayment thereof; and

105

(k) any other Disposition after the Closing Date; provided that (w) such Disposition is for consideration at least 75% of which is cash and Cash Equivalents (it being agreed that up to $10,000,000 in the aggregate of consideration that is not cash or Cash Equivalents may be deemed by the Borrower to be cash and Cash Equivalents for purposes of this clause (w)), (x) such consideration is at least equal to the fair market value of the property being Disposed, (y) at the time of such Disposition, no Default or Event of Default shall be continuing and (z) any Net Cash Proceeds in excess of $50,000,000 received pursuant to this clause (k) shall be applied to make a mandatory prepayment of the Loans pursuant to Section 4.03(b) and, notwithstanding anything in Section 4.03(b) to the contrary, shall not be subject to any reinvestment right set forth therein;

Section 8.06. Restricted Payments. Declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement, cancellation, termination or other acquisition of, any Capital Stock of the Borrower or any of the Restricted Subsidiaries, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any of the Restricted Subsidiaries, or enter into any derivatives or other transaction with any financial institution, commodities or stock exchange or clearinghouse (a “Derivatives Counterparty”) obligating the Borrower or any of the Restricted Subsidiaries to make payments to such Derivatives Counterparty as a result of any change in market value of any such Capital Stock (collectively, “Restricted Payments”), except that:

(a) any Restricted Subsidiary may make Restricted Payments to the Borrower or any Subsidiary Guarantor;

(b) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower may pay dividends to Holdings and Holdings may pay dividends to Parent to permit Parent to (i) purchase Parent’s Capital Stock or Capital Stock options from present or former officers, directors, consultants, managers or employees or their respective estates, spouses or family members of Parent, Holdings, the Borrower or any Restricted Subsidiary upon the death, disability or termination of employment of such officers, directors, consultants, managers or employees, (ii) make payments with respect to Indebtedness issued to repurchase such Capital Stock or Capital Stock options or (iii) pay accrued but unpaid dividends in respect of unvested shares of the Parent issued pursuant to the Parent’s long term employee incentive plan and which the Parent is obligated to pay upon the vesting of such shares; provided that the aggregate amount of payments (including, without limitation, payments in

106

respect of Indebtedness permitted under Section 8.02(k)) under this subsection shall not exceed $3,000,000 in any calendar year; provided further that (i) the Borrower, without duplication, may carry forward and make dividends to Holdings and Holdings may make dividends to Parent in a subsequent calendar year, in addition to the amounts permitted for such calendar year, the amount of dividends for such purchases, redemptions or other acquisitions or retirements for value permitted to have been made but not made in any preceding calendar year up to a maximum of $8,000,000 in any calendar year pursuant to this clause (b) and (ii) such amount in any calendar year may be increased by the cash proceeds of key man life insurance policies received by the Borrower and the Restricted Subsidiaries after the Closing Date less any amount previously applied to the payment of Restricted Payments pursuant to this clause (b); provided further that regardless of whether a Default or an Event of Default shall have occurred and be continuing, the Borrower, without duplication, may use Capital Stock Net Cash Proceeds to finance such dividends;

(c) the Borrower may pay dividends to Holdings and Holdings may pay dividends to Parent to permit Holdings or Parent to (i) pay corporate overhead expenses attributable to the business of the Borrower and incurred in the ordinary course of business (including without limitation, directors’ and shareholders’ fees and expenses) not to exceed $5,000,000 in any fiscal year plus any bona fide indemnification claims made by directors or officers of Holdings or Parent that are not covered by insurance and that are attributable to the business of the Borrower, (ii) pay any taxes that are due and payable by Holdings or Parent and the Borrower (without duplication) as part of a consolidated group, in each case to the extent attributable to the business of the Borrower and its Restricted Subsidiaries and (iii) pay expenses in connection with the Transactions and the initial public offering or any subsequent equity offering of Parent’s common stock;

(d) [Reserved];

(e) the Borrower may pay dividends to Holdings and Holdings may pay dividends to Parent to permit Parent to repurchase Capital Stock of Parent pursuant to equity agreements with customers of the Borrower; provided that the aggregate amount of all such repurchases under this Section 8.06(e) shall not exceed $2,000,000;

(f) [Reserved]; and

(g) the Borrower may declare and make Restricted Payments to Holdings (and Holdings may make Restricted Payments to Parent) during any fiscal quarter of the Borrower; provided that (A) at the time such Restricted Payment is made, such Restricted Payment, together with all other Restricted Payments made pursuant to this clause (g) during such fiscal quarter, shall not exceed an aggregate amount equal to the Available Amount at such time, (B) no

107

Default or Event of Default shall have occurred and be continuing or shall result therefrom and (C) (x) the Consolidated Leverage Ratio of the Borrower for the period of four consecutive fiscal quarters ending on the last day of the fiscal quarter for which financial statements and certificates required by Section 7.01(a) or (b) and Section 7.02(b) have been delivered or are available (and calculated giving pro forma effect to such Restricted Payment and to any other event occurring after such period as to which pro forma recalculation is appropriate) shall not exceed 3.50 to 1.00 and (y) the Consolidated Senior Secured Leverage Ratio of the Borrower (calculated on a pro forma basis in the same manner as the Consolidated Leverage Ratio is required to be calculated pursuant to clause (C)(x)) shall not exceed 2.50 to 1.00.

Section 8.07. Capital Expenditures. Make any Capital Expenditure, except (a) Capital Expenditures of the Borrower and the Restricted Subsidiaries not exceeding during any of the fiscal years of the Borrower set forth below, the amount set forth opposite such fiscal year below:

Fiscal Year	Amount
2012	$85,000,000
2013	$90,000,000
2014	$95,000,000
2015	$100,000,000
2016	$105,000,000
2017	$110,000,000
2018	$115,000,000
2019	$120,000,000

provided that (i) up to 100% of any such amount referred to above (or, if less, $30,000,000), if not so expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year (but not any subsequent year) and (ii) Capital Expenditures made pursuant to this clause (a) during any fiscal year shall be deemed made, first, in respect of amounts carried over from the prior fiscal year pursuant to subclause (i) above and, second, in respect of amounts permitted for such fiscal year as provided above, (b) Capital Expenditures made with the proceeds of any Reinvestment Deferred Amount not otherwise applied and (c) Capital Expenditures attributable to any portion of the Adjusted Excess Cash Flow of the Borrower for each full fiscal year completed since the Closing Date which was not applied or required to be applied toward the prepayment of Loans and not included in the Available Amount.

Section 8.08. Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, any Person (all of the foregoing, “Investments”), except:

(a) extensions of trade credit in the ordinary course of business;

108

(b) investments in Cash Equivalents;

(c) Guarantee Obligations permitted by Section 8.02;

(d) loans and advances to employees of Holdings (to the extent attributable to the business of the Borrower), the Borrower or any Restricted Subsidiary of the Borrower in the ordinary course of business (including for travel, entertainment and relocation expenses and for purchases of Capital Stock of Holdings) in an aggregate amount for the Borrower and the Restricted Subsidiaries of the Borrower not to exceed $5,000,000 at any one time outstanding;

(e) [Reserved];

(f) Investments in fixed or capital assets useful in the business of the Borrower and the Restricted Subsidiaries made by the Borrower or any of the Restricted Subsidiaries with the proceeds of any Reinvestment Deferred Amount not otherwise applied;

(g) intercompany Investments by the Borrower or any of the Restricted Subsidiaries in the Borrower or any Person that, prior to such Investment, is a Subsidiary Guarantor;

(h) intercompany Investments by the Borrower or any of the Restricted Subsidiaries made in the ordinary course of business and consistent with past practice in a Foreign Subsidiary which are made for the purpose of funding the insurance requirements of Holdings (to the extent attributable to the business of the Borrower), the Borrower and the Restricted Subsidiaries having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (h) that are at that time outstanding not to exceed 0.65% of the Borrower’s net sales and service fees for the Borrower’s most recently ended four full quarters for which financial statements are available immediately preceding the date on which such Investment is made;

(i) Acquisitions by the Borrower and the Subsidiary Guarantors; provided that (A) after giving effect to the consummation of such Acquisition, including the incurrence of any Indebtedness associated therewith, the Consolidated Leverage Ratio of the Borrower for a period of four consecutive

109

fiscal quarters ending on the last day of the fiscal quarter for which financial statements are available immediately preceding the fiscal quarter in which such Acquisition is consummated (and calculated giving pro forma effect to such Acquisition and such incurrence of Indebtedness as if they had occurred on the first day of the four quarter period in respect of which such Consolidated Leverage Ratio is calculated) shall not exceed the applicable ratio required for such period pursuant to Section 8.01 and the Borrower would have been in compliance with the covenants set forth in Section 8.01 on such date, (B) not later than five Business Days prior to the consummation of any such Acquisition, the Administrative Agent shall have received and be satisfied with (i) a certificate of a Responsible Officer setting forth the calculations required to determine compliance with clause (A) above and certifying that the conditions set forth in this Section 8.08(i) have been satisfied, (ii) financial statements relating to such Person or Persons that is the subject of such Acquisition for the most recently ended fiscal year and (iii) such other financial information relating to the Acquisition as the Administrative Agent may reasonably request, (C) the Acquisition is consummated on a friendly basis, (D) after giving effect to such Acquisition, no Event of Default shall have then occurred and be continuing and (E) the Borrower shall comply and shall cause any acquired entity to comply with the applicable provisions of Section 7.09 and Section 7.10 and the Security Documents;

(j) Investments by the Borrower or the Subsidiary Guarantors in Investee Stores either in the form of equity, loans or other extensions of credit having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (j) and the aggregate amount of Indebtedness outstanding under Section 8.02(c) that are at that time outstanding not to exceed $20,000,000;

(k) Investments by the Borrower and any of the Restricted Subsidiaries existing on the Closing Date and listed on Schedule 8.08;

(l) Investments by any Foreign Subsidiary in Holdings, the Borrower or any of the Restricted Subsidiaries;

(m) Investments received by the Borrower or any Restricted Subsidiary in connection with the bankruptcy or reorganization of, or in good faith settlement of delinquent accounts and disputes with, customers and suppliers;

(n) Investments by the Borrower or any of the Restricted Subsidiaries in the form of Hedge Agreements that are permitted herein or not speculative in nature and in the ordinary course of business and consistent with past practice;

110

(o) the Borrower and the Restricted Subsidiaries may receive and own securities and other investments acquired pursuant to transactions permitted by Section 8.05(f) or (k);

(p) the Borrower may make a loan to Holdings that could otherwise be made as a distribution permitted under Section 8.06 (and the amount of such loan shall for all purposes be treated as a distribution);

(q) Investments consisting of endorsements for collection or deposit in the ordinary course of business;

(r) Acquisitions by the Borrower or any Subsidiary Guarantor or Investments by the Borrower or any Subsidiary Guarantor in joint ventures, in each case financed with the proceeds of Capital Stock Net Cash Proceeds; and

(s) in addition to other Investments otherwise permitted by this Section 8.08, other Investments by the Borrower or any of the Restricted Subsidiaries in an aggregate amount (valued at cost) for all such Investments not to exceed $75,000,000 during the term of this Agreement.

Section 8.09. Optional Payments and Modifications of Certain Debt Instruments. (a) Make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to, or make any payment in violation of any subordination terms applicable to, any Indebtedness incurred pursuant to Section 8.02(f), Section 8.02(h), Section 8.02(p) or Section 8.02(q) (in each case, other than a Permitted Refinancing thereof, an exchange of Capital Stock of Parent or Holdings to the holders of any Indebtedness incurred pursuant to Section 8.02(f), Section 8.02(h), Section 8.02(p) or Section 8.02(q) for the cancellation of all or any portion of any Indebtedness incurred pursuant to Section 8.02(f), Section 8.02(h), Section 8.02(p) or Section 8.02(q), as applicable, and other than with the Available Amount and Capital Stock Net Cash Proceeds and, in each case where the Available Amount is utilized, provided that (x) the Consolidated Leverage Ratio of the Borrower for the period of four consecutive fiscal quarters ending on the last day of the fiscal quarter for which financial statements and certificates required by Section 7.01(a) or (b) and Section 7.02(b) have been delivered or are available (and calculated giving pro forma effect to such payment, prepayment, repurchase, redemption, defeasance or segregation and to any other event occurring after such period as to which pro forma recalculation is appropriate) shall not exceed 3.50 to 1.00 and (y) the Consolidated Senior Secured Leverage Ratio of the Borrower (calculated on a pro forma basis in the same manner as the Consolidated Leverage Ratio is required to be calculated pursuant to clause (x)) shall not exceed 2.50 to 1.00, or enter into any derivative or other transaction with any Derivatives Counterparty obligating the Borrower or any Restricted Subsidiary to make payments to such Derivatives

111

Counterparty as a result of any change in market value of any such Indebtedness, (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Indebtedness incurred pursuant to Section 8.02(f), Section 8.02(h), Section 8.02(p) or Section 8.02(q) (in each case, (I) other than pursuant to any Permitted Refinancing thereof, (II) other than any such amendment, modification, waiver or other change that (i) would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon or (ii) would not reasonably be expected to materially increase the obligations of the obligor or confer additional material rights on the holders of such Indebtedness incurred pursuant to Section 8.02(f), Section 8.02(h), Section 8.02(p) or Section 8.02(q), as applicable, in a manner reasonably expected to be materially adverse to the interests of the Administrative Agent or the Lenders or (III) other than such amendments, modifications, waivers, consents or other changes to any of the terms of any such Indebtedness that could otherwise be made in accordance with the terms of the definition of Permitted Refinancing as if a refinancing of such Indebtedness was then to occur even though no such refinancing of such Indebtedness occurs) or (c) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, the terms of any preferred equity in a manner that would (i) set the scheduled redemption date prior to the date that is six months after the then Latest Maturity Date or (ii) allow the holders of such preferred equity to redeem, at their option, prior to the date that is six months after the then Latest Maturity Date or (d) designate any Indebtedness (other than obligations of the Loan Parties pursuant to the Loan Documents and the Second Lien Notes Documents) as “Designated Senior Debt” for the purposes of Permitted Unsecured Refinancing Debt.

Section 8.10. Transactions with Affiliates. Enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than Holdings (to the extent attributable to work performed on the Borrower’s behalf), the Borrower or any of the Restricted Subsidiaries) unless such transaction is (i) otherwise permitted under this Agreement or (ii) upon fair and reasonable terms not materially less favorable to the Borrower or such Restricted Subsidiary, as the case may be, than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate. Notwithstanding the foregoing, the Borrower and the Restricted Subsidiaries may:

(a) [Reserved];

(b) pay customary fees to, and the out-of-pocket expenses of, the board of directors of Holdings (to the extent attributable to the business of the Borrower), the Borrower and the Restricted Subsidiaries, and customary indemnities for the benefit of the members of such board of directors and the officers of Holdings (to the extent attributable to the business of the Borrower), the Borrower and the Restricted Subsidiaries;

112

(c) make payments permitted pursuant to Section 8.06;

(d) enter into (i) transactions with customers in the ordinary course of business and consistent with past practice as of the date hereof and (ii) transactions pursuant to any other contract or agreement in effect on the date hereof and listed on Schedule 8.10; and

(e) pay customary compensation to officers, directors, consultants, managers and employees of Holdings, the Borrower or any of the Restricted Subsidiaries.

Section 8.11. Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Restricted Subsidiary of real or personal property that has been or is to be sold or transferred by the Borrower or any Restricted Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or any Restricted Subsidiary (“Sale and Leaseback Transactions”) unless (a) the sale of such property is permitted by Section 8.05(f) and (b) any Capital Lease Obligations and Liens arising in connection therewith are permitted by Section 8.02 and 8.03.

Section 8.12. Changes in Fiscal Periods. Change the fiscal year of the Borrower from the 52 or 53 week period ending on the Saturday nearest December 31 or change the Borrower’s method of determining fiscal quarters.

Section 8.13. Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of the Borrower or any of the Restricted Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, other than:

(a) this Agreement and the other Loan Documents;

(b) any agreements governing any purchase money Liens, Capital Lease Obligations or Sale and Leaseback Transactions otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby);

(c) any Permitted Unsecured Refinancing Debt and agreements relating to Indebtedness incurred under Section 8.02(h) or 8.02(o);

113

(d) imposed by law;

(e) agreements relating to the sale of a Restricted Subsidiary permitted hereunder pending such sale (in which case any such prohibition or limitation shall apply only to the assets of such Restricted Subsidiary);

(f) licenses or leases entered into in the ordinary course of business (in which case any such prohibition or limitation shall only apply to rights under such license or lease);

(g) agreements for or instruments evidencing Indebtedness existing on the Closing Date and listed on Schedule 8.13;

(h) agreements or instruments assumed or acquired in connection with an Acquisition permitted hereunder and not in connection with or in contemplation thereof (in which case any such prohibition or limitation shall only apply to the assets acquired in such Acquisition);

(i) agreements for or instruments evidencing Indebtedness permitted to be secured under Section 8.03(j) (in which case any such prohibition or limitation shall only apply to the assets subject to the applicable permitted Lien); and

(j) any Second Lien Notes Document.

Section 8.14. Clauses Restricting Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary of the Borrower to (a) make Restricted Payments in respect of any Capital Stock of such Restricted Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Restricted Subsidiary of the Borrower, (b) make loans or advances to, or other Investments in, the Borrower or any other Restricted Subsidiary of the Borrower or (c) transfer any of its assets to the Borrower or any other Restricted Subsidiary of the Borrower, except for such encumbrances or restrictions set forth on Schedule 8.14 or existing under or by reason of (i) any restrictions existing under the Loan Documents and/or the Second Lien Notes Documents, (ii) any restrictions with respect to a Restricted Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary and applicable only to such Restricted Subsidiary, (iii) applicable law, (iv) any Permitted Unsecured Refinancing Debt, (v) customary provisions restricting the assignment of rights under contracts, (vi) customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices, (vii) purchase money obligations for Property acquired in the ordinary course of business that impose restrictions of the nature described in clause (c) above on the Property so acquired, (viii) any agreement for the sale of a Restricted Subsidiary

114

that restricts distributions by that Restricted Subsidiary pending its sale, (ix) restrictions on cash or other deposits or net worth imposed by customers under contracts entered in the ordinary course of business and (x) restrictions on rights to dispose of assets subject to Liens permitted under Section 8.03(e), 8.03(f), 8.03(g), 8.03(h), 8.03(i), 8.03(j), 8.03(k), 8.03(p) or 8.03(q).

Section 8.15. Lines of Business. Enter into any business, either directly or through any Restricted Subsidiary, except for those businesses in which the Borrower and the Restricted Subsidiaries are engaged on the date of this Agreement or that are reasonably related, ancillary or complementary thereto.

Section 8.16. Business of Holdings. With respect to Holdings, engage in any business operations or have any material assets or Indebtedness (other than contingent obligations incurred in connection with Borrower’s or other Loan Parties’ Indebtedness permitted hereunder) other than (a) the direct or indirect ownership of all outstanding Equity Interests of the Borrower, (b) maintaining its corporate existence, (c) participating in tax, accounting and other administrative activities (including preparing reports and financial statements), (d) the performance of its obligations under the Loan Documents to which it is a party, (e) the performance of obligations under any Second Lien Notes Documents and any Permitted Unsecured Refinancing Debt to which it is a party, (f) the Transactions, (g) the issuance of its own equity interests, holding cash and Cash Equivalents and the making and owning and holding of Investments, Restricted Payments and any other actions otherwise expressly permitted to be performed by Holdings under this Agreement and (h) obligations and activities incidental to the business or activities described in the foregoing clauses (a) through (g), including providing indemnification of officers, directors, shareholders and employees.

ARTICLE 9

EVENTS OF DEFAULT

If any of the following events shall occur and be continuing:

(a) the Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

(b) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

115

(c) (i) any Loan Party shall default in the observance or performance of any agreement contained in clause (i) or (ii) of Section 7.04(a) (with respect to Holdings and the Borrower only), Section 7.07(a), Section 7.14 or Article 8 of this Agreement or Sections 5.05 and 5.08(b) of the Guarantee and Collateral Agreement or (ii) a “Designated Event of Default” under and as defined in any Mortgage shall have occurred and be continuing; or

(d) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after notice to the Borrower from the Administrative Agent or the Required Lenders; or

(e) the Borrower or any of the Restricted Subsidiaries shall (i) default in making any payment of any principal of any Indebtedness (including any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto, after all applicable grace periods; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or to become subject to a mandatory offer to purchase by the obligor thereunder or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $25,000,000; or

(f) (i) Holdings, the Borrower or any of the Restricted Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution,

116

composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Holdings, the Borrower or any of the Restricted Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Holdings, the Borrower or any of the Restricted Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against Holdings, the Borrower or any of the Restricted Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Holdings, the Borrower or any of the Restricted Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in any of the acts set forth in clause (i), (ii), or (iii) above; or (v) Holdings, the Borrower or any of the Restricted Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

(g) an ERISA Event shall have occurred that, when taken alone or together with all other such ERISA Events, has resulted or could reasonably be expected to result in a Material Adverse Effect; or

(h) one or more judgments or decrees shall be entered against Holdings, the Borrower or any of the Restricted Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $25,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 45 days from the entry thereof; or

(i) any of the Security Documents shall cease, for any reason, to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien purported to be created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby, or any Loan Party or any Affiliate of any Loan Party shall so assert; or

(j) the guarantee contained in Section 2 of the Guarantee and Collateral Agreement shall cease, for any reason, to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert; or

(k) (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as in effect on the date hereof (the “Exchange Act”)), excluding the Permitted Investors, shall become, or

117

obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 35% of the outstanding Capital Stock of Holdings measured by voting power rather than number of shares; (ii) the board of directors of Holdings shall cease to consist of a majority of Continuing Directors; (iii) Holdings shall cease to own and control, of record and beneficially, directly, 100% of each class of outstanding Capital Stock of the Borrower free and clear of all Liens (except Liens created by the Guarantee and Collateral Agreement); or (iv) a Specified Change of Control shall occur;

(l) (i) if any Permitted Unsecured Refinancing Debt is subordinated, such Indebtedness or the guarantees thereof or (ii) any Indebtedness incurred pursuant to Section 8.02(h) or the guarantees thereof, in either case shall cease, for any reason, to be validly subordinated to the Obligations or the obligations of the Subsidiary Guarantors under the Guarantee and Collateral Agreement, as the case may be, as provided in the applicable agreement or indenture governing such Indebtedness, as applicable, or any Loan Party, any Affiliate of any Loan Party, or the trustee or agent in respect of such Indebtedness, as applicable, or the holders of at least 25% of the aggregate principal amount of such Indebtedness shall so assert; or

(m) the Intercreditor Agreement shall, in whole or in part, cease to be effective or cease to be legally valid, binding and enforceable against the holders of any Indebtedness incurred under Section 8.02(f) (or any agent or trustee therefor), in each case other than in accordance with its terms;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts accrued or owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Revolving Commitments to be terminated forthwith, whereupon the Revolving Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts accrued or owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then

118

outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a cash collateral account (which shall permit Investments in Cash Equivalents until applied to the Obligations) opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the other Loan Documents shall have been paid in full (excluding contingent indemnification obligations or obligations under or in respect of Specified Hedge Agreements or Specified Cash Management Obligations), the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto). Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived by Holdings and the Borrower.

ARTICLE 10

THE AGENTS

Section 10.01. Appointment. Each Lender and the Issuing Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender and the Issuing Lender under this Agreement and the other Loan Documents, and each such Lender and the Issuing Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the Administrative Agent is hereby expressly authorized to (i) execute any and all documents (including the Intercreditor Agreement and releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents and (ii) negotiate, enforce or settle any claim, action or proceeding affecting the Lenders in their capacity as such, at the direction of the Required Lenders, which

119

negotiation, enforcement or settlement will be binding upon each Lender. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall have no duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender or the Issuing Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent, regardless of whether a Default or an Event of Default has occurred and is continuing. Each Lender and the Issuing Lender further acknowledges that it has received a copy of the Intercreditor Agreement and hereby authorizes the Administrative Agent to enter into the same, and agrees to be bound by its terms. Each of the Lenders and the Issuing Lender hereby agrees that Credit Suisse AG, in its various capacities thereunder, may take such actions on its behalf as is contemplated by the terms of the Intercreditor Agreement.

Section 10.02. Delegation of Duties. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care. The exculpatory provisions of this Article shall apply to any such agent and attorney and shall apply to their respective activities in connection with the syndication of the Facilities as well as activities as agent or attorney.

Section 10.03. Exculpatory Provisions. Neither any Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders or the Issuing Lender for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder or for the satisfaction of any condition set forth in Article 6 or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. The Agents shall not be under any obligation to any Lender or the Issuing Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in,

120

or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party. No Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law.

Section 10.04. Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by such Agent. The Administrative Agent may deem and treat the payee of any Loan Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

Section 10.05. Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

121

Section 10.06. Non-Reliance on Agents and other Lenders. Each Lender expressly acknowledges that neither the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

Section 10.07. Indemnification. The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by

122

or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent’s gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder. For purposes of this Section 10.07, a Lender’s Aggregate Exposure Percentage shall be determined based upon its share of the Aggregate Exposure at the time (in each case, determined as if no Lender were a Defaulting Lender).

Section 10.08. Agent in its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

Section 10.09. Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 10 days’ notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 9(a) or Section 9(f) with respect to Holdings or the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is ten days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders and, if applicable, the Borrower appoint a successor agent as provided for above. Each of the Syndication Agent and each of the Co-Documentation Agents may, at any time, by notice to the Lenders and the Administrative Agent, resign as

123

Syndication Agent or Co-Documentation Agent, as the case may be, hereunder, whereupon the duties, rights, obligations and responsibilities of the Syndication Agent or Co-Documentation Agent, as the case may be, hereunder shall automatically be assumed by, and inure to the benefit of, the Administrative Agent, without any further act by the Syndication Agent or Co-Documentation Agent, as the case may be, the Administrative Agent or any Lender. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Article 10 and of Section 11.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

Section 10.10. Agents Generally. Except as expressly set forth herein, no Agent shall have any duties or responsibilities hereunder in its capacity as such.

Section 10.11. The Lead Arrangers. The Lead Arrangers, in their capacity as such, shall have no duties or responsibilities, and shall incur no liability, under this Agreement and other Loan Documents.

Section 10.12. The Syndication Agent and Co-Documentation Agents. Neither the Syndication Agent nor any Co-Documentation Agent, in their capacity as such, shall have any duties or responsibilities, or shall incur any liability, under this Agreement and other Loan Documents.

Section 10.13. Secured Cash Management Obligations And Obligations under Specified Hedge Agreements. Except as otherwise expressly set forth herein or in the Guarantee and Collateral Agreement, no Cash Management Bank or Qualified Counterparty that obtains the benefits of any Guarantee Obligation pursuant to the Guarantee and Collateral Agreement or any Collateral by virtue of the provisions hereof or of any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article 10 to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Specified Cash Management Obligations and obligations with respect of any Specified Hedge Agreement unless the Administrative Agent has received written notice of such obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Qualified Counterparty, as the case may be.

124

Section 10.14. Intercreditor Agreement. Each Lender (a) understands, acknowledges and agrees that Liens will be created on the Collateral pursuant to the Second Lien Notes Documents, which Liens shall be subject to the terms and conditions of the Intercreditor Agreement, (b) hereby agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement,(c) hereby agrees that, in the event of any direct conflict between the provisions of the Intercreditor Agreement and the Loan Documents, the provisions of the Intercreditor Agreement shall govern to the extent of such conflict and (d) hereby authorizes and instructs the Administrative Agent and Collateral Agent to enter into the Intercreditor Agreement (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, such agreement in connection with the incurrence by any Loan Party of any Permitted Refinancing Indebtedness in order to permit such Indebtedness to be secured by a valid, perfected junior Lien on the Collateral).

ARTICLE 11

MISCELLANEOUS

Section 11.01. Amendments and Waivers. Neither this Agreement nor any other Loan Document nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.01. The Required Lenders and each Loan Party party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) forgive or decrease the principal amount or extend the final scheduled date of maturity of any Loan owing to such Lender, extend the scheduled date of any amortization payment in respect of any Term Loan owing to such Lender, reduce the stated rate of any interest or fee payable to such Lender hereunder (except that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of any mandatory reduction of Commitments or any amendment or modification of defined terms used in the financial covenants in this Agreement shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i)) or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of such Lender’s Revolving Commitment (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of mandatory reduction of Commitments shall not constitute an increase of Commitment of any Lender and that an increase in

125

the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of any Lender), or impose any additional restrictions on such Lender’s ability to assign any of its rights or obligations under any Loan Document in each case without the written consent of each Lender directly affected thereby; (ii) eliminate or reduce the voting rights of any Lender under this Section 11.01 without the written consent of such Lender; (iii) reduce any percentage specified in the definition of Required Lenders or Majority Facility Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release all or substantially all of the Guarantors from their obligations under the Guarantee and Collateral Agreement, or amend, modify or waive Section 4.09(a), (b) or (c), in each case without the written consent of all Lenders; (iv) amend, modify or waive any provision of Article 10 without the written consent of each Agent adversely affected thereby; or (v) amend, modify or waive any provision of Sections 3.04 to 3.11 without the written consent of the Issuing Lender. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

For the avoidance of doubt, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the Revolving Extensions of Credit (to the extent applicable) and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and other definitions related to such new Class; provided that the consent of the Required Lenders shall not be required to make any such changes necessary to be made in connection with any borrowing of Incremental Term Loans or any Incremental Revolving Commitment Increase.

Notwithstanding anything to the contrary contained in this Section 11.01, the Borrower and the Administrative Agent may, without the input or consent of any Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate in the opinion of the Administrative Agent to effect the provisions of Section 12.01, Section 12.02 and Section 12.03.

126

Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, each Affiliated Lender hereby agrees that, if a proceeding under any Debtor Relief Laws shall be commenced by or against the Borrower or any other Loan Party at a time when such Lender is an Affiliated Lender, such Affiliated Lender irrevocably authorizes and empowers the Administrative Agent to vote on behalf of such Affiliated Lender with respect to the Loans held by such Affiliated Lender in any manner in the Administrative Agent’s sole discretion, unless the Administrative Agent instructs such Affiliated Lender to vote, in which case such Affiliated Lender shall vote with respect to the Loans held by it as the Administrative Agent directs; provided that such Affiliated Lender shall be entitled to vote in accordance with its sole discretion (and not in accordance with the direction of the Administrative Agent) in connection with any plan of reorganization to the extent any such plan of reorganization proposes to treat any Obligations held by such Affiliated Lender in a manner that is less favorable in any material respect to such Affiliated Lender in its capacity as such than the proposed treatment of similar Obligations held by Lenders that are not Affiliates of the Borrower. Each Affiliated Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Affiliated Lender’s attorney-in-fact, with full authority in the place and stead of such Affiliated Lender and in the name of such Affiliated Lender, from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this paragraph.

In addition, notwithstanding the foregoing, if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature in any provision of the Loan Documents, then the Administrative Agent and the Borrower shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five Business Days after notice thereof.

127

Section 11.02. Notices; Electronic Communications. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(a) if to the Borrower, to it at 875 E. Wisconsin Avenue, Milwaukee, WI 53202, Attention of Edward G. Kitz (Fax No. (414) 231-7979); with a copy to WSP: One North Wacker Drive, Suite 4800, Chicago, IL 60606, Attention: Chris Larson (Fax No. (312) 422-2424), and a copy to Kirkland & Ellis LLP: ? ? 300 N. LaSalle, Chicago, IL 60654, Attention: Christopher Butler, P.C. (Fax No. (312) 862-2200);

(b) if to the Administrative Agent, to Credit Suisse AG, Attention of: Sean Portrait, Eleven Madison Avenue, New York, NY 10010, Fax No. 212-322-2291, Email: agency.loanops@credit-suisse.com; and

(c) if to a Lender, to it at its address (or fax number) set forth on Schedule 1.01(c) or in the Assignment and Assumption pursuant to which such Lender shall have become a party hereto

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 11.02 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 11.02. As agreed to among the Borrower and the Administrative Agent and the applicable Lenders from time to time, notices and other communications may also be delivered by electronic mail to the electronic mail address of a representative of the applicable Person provided from time to time by such Person.

The Borrower hereby agrees, unless directed otherwise by the Administrative Agent or unless the electronic mail address referred to below has not been provided by the Administrative Agent to the Borrower, that it will, and will cause its Subsidiaries to, provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to the Loan Documents or to the Lenders under Article 7, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) is or relates to a Borrowing Request, a notice pursuant to Section 4.04 or a notice requesting the issuance, amendment, extension or renewal

128

of a Letter of Credit pursuant to Section 3.05, (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any Default or Event of Default under this Agreement or any other Loan Document or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any Borrowing or other extension of credit hereunder (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium that is properly identified in a format acceptable to the Administrative Agent to an electronic mail address as directed by the Administrative Agent. In addition, the Borrower agrees, and agrees to cause its Subsidiaries, to continue to provide the Communications to the Administrative Agent or the Lenders, as the case may be, in the manner specified in the Loan Documents but only to the extent requested by the Administrative Agent.

The Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders and the Issuing Lender materials and/or information provided by or on behalf of the Borrower hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on Intralinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”).

Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States Federal and state securities laws, to make reference to Communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.

THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PERSONS WARRANTS THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR

129

FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PERSONS IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PERSONS HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY SUCH PERSON IS FOUND IN A FINAL RULING BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH PERSON’S GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT.

The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its electronic mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents. Each Lender agrees that receipt of notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s electronic mail address to which the foregoing notice may be sent by electronic transmission and that the foregoing notice may be sent to such e-mail address. Nothing herein shall prejudice the right of the Administrative Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

Section 11.03. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

130

Section 11.04. Survival of Agreement. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder and shall continue in full force and effect so long as any Commitments remain in effect, any Letter of Credit remains outstanding (unless collateralized on terms and conditions satisfactory to the Issuing Lender following the termination of the Commitments and the repayment of all amounts due and payable under the Loan Documents) or any Loan or other amount (excluding contingent indemnification obligations or obligations under or in respect of Specified Hedge Agreements or Specified Cash Management Obligations) shall not have been paid in full in cash.

Section 11.05. Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse each Lead Agent and the Issuing Lender for all its reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any waiver, amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith (whether or not the transactions hereby or thereby contemplated shall be consummated), the syndication of the Facilities and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees, disbursements and other charges of one lead counsel (together with special and local counsel, limited to one in each jurisdiction) to the Lead Agents and Issuing Lender and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Borrower prior to the Closing Date (in the case of amounts to be paid on the Closing Date) and from time to time thereafter on a quarterly basis or such other periodic basis as such Lead Agent or Issuing Lender, as applicable, shall deem appropriate, (b) to pay or reimburse each Lender, the Issuing Lender and each Lead Agent for all its reasonable documented out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the fees, disbursements and other charges of one lead counsel (together with special and local counsel, limited to one in each jurisdiction) to the Lead Agents and the Issuing Lender (and in the case of an actual or perceived conflict of interest, one additional counsel for each relevant jurisdiction for similarly situated parties) and one lead counsel (together with special and local counsel, limited to one in each jurisdiction) to the Lenders (and in the case of an actual or perceived conflict of interest, one additional counsel for each relevant jurisdiction for similarly situated parties), (c) to pay, indemnify and hold each Lender, each Lead Agent and the Issuing Lender harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or the consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or

131

in respect of, this Agreement, the other Loan Documents and any such other documents and (d) to pay, indemnify, and hold each Lender, the Issuing Lender and each Lead Agent and their respective affiliates, successors and assigns and the officers, directors, employees, agents, advisors, representatives, controlling persons, trustees and members of each of the foregoing (each, an “Indemnitee”) harmless from and against any and all other liabilities, obligations, actual losses, damages, penalties, actions, judgments, suits, reasonable costs, reasonable expenses or reasonable disbursements of any kind or nature whatsoever with respect to any claims or litigation or other proceeding (regardless of whether such Indemnitee is a party thereto and regardless of whether such matter is initiated by a third party or by Holdings, the Borrower or any of their respective Affiliates or equity holders) in connection with the execution, delivery, enforcement, performance or administration of this Agreement, the other Loan Documents and any such other documents, the transactions contemplated hereby or thereby (including the syndication of the Facilities), including any of the foregoing relating to the use of proceeds of the Loans or the issuance of any Letter of Credit or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower any of its Subsidiaries or any of the Properties and the reasonable fees, disbursements and other charges of one lead counsel (together with special and local counsel, limited to one in each jurisdiction) for all Indemnitees (and in the case of an actual or perceived conflict of interest, one additional counsel for each relevant jurisdiction for similarly situated parties) in connection with claims, actions or proceedings by any Indemnitee against any Loan Party under any Loan Document (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”), provided that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities (i) to the extent determined in a final non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or any of its Related Parties or (ii) arising out of, or in connection with, any proceeding that does not involve an act or omission by the Borrower or any of its Affiliates and that is brought by an Indemnitee against another Indemnitee (other than any proceeding brought against any Lead Agent or Issuing Lender in its capacity as, or in the fulfillment of its role as, a Lead Agent or Issuing Lender, as applicable, or another similar role under any Facility). Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee, except to the extent any of the foregoing are determined in a final non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or

132

any of its Related Parties. All amounts due under this Section 11.05 shall be payable not later than 30 days after written demand is submitted to the Borrower therefor. Statements payable by the Borrower pursuant to this Section 11.05, shall be delivered to the Borrower at the address of the Borrower set forth in Section 11.02, or to such other Person or address as may be hereafter designated by the Borrower in a written notice to the Administrative Agent. To the extent permitted by applicable law, (i) the Borrower shall not assert, and hereby waives, any claim against any Indemnitee and (ii) no Indemnitee shall assert, and hereby waives, any claim against the Borrower, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, any transaction contemplated hereby, any Loan or Letter of Credit or the use of the proceeds thereof; provided that the Borrower shall indemnify and reimburse any Indemnitee for any special, indirect, consequential or punitive damages that such Indemnitee may be liable for to the extent otherwise reimbursable pursuant to this Section 11.05. The agreements in this Section 11.05 shall survive repayment of the Loans and all other amounts payable hereunder.

Section 11.06. Successors and Assigns; Participations and Assignments. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any affiliate of the Issuing Lender that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (other than a natural person) (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(A) the Borrower, provided that no consent of the Borrower shall be required for an (x) assignment during the primary syndication of the Facilities to persons previously identified by the Lead Arrangers to, and agreed to by, the Borrower, (y) assignment to a Lender, an affiliate of a Lender, an Approved Fund or, if an Event of Default under Section 9(a) or Section 9(f) has occurred and is continuing, any other Person or (z) assignment by the Administrative Agent (or its affiliates);

133

provided further that notwithstanding the foregoing, the Borrower’s consent (such consent not to be unreasonably withheld or delayed) shall be required for any assignment to a Competitor; and

(B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for (x) an assignment to an Assignee that is a Lender immediately prior to giving effect to such assignment, except in the case of an assignment of a Revolving Commitment to an Assignee that does not already have a Revolving Commitment or (y) any assignment of Term Loans (including to an Affiliated Lender); and

(C) in the case of any assignment of a Revolving Commitment, the Issuing Lender.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans under any Facility, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that (1) no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its affiliates or Approved Funds, if any;

(B) the parties to each assignment shall (x) execute and deliver to the Administrative Agent an Assignment and Assumption via an electronic settlement system acceptable to the Administrative Agent or (y) if previously agreed with the Administrative Agent, manually execute and deliver to the Administrative Agent an Assignment and Assumption, and, in each case, shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent);

134

(C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent and the Borrower an administrative questionnaire (in which the assignee shall designate one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Loan Parties and their Affiliates or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws) and all requisite tax forms under Section 4.11;

(D) in the case of an assignment to a related CLO, the assigning Lender shall retain the sole right to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents, provided that the Assignment and Assumption between such Lender and such CLO may provide that such Lender will not, without the consent of such CLO, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly affected thereby pursuant to the proviso to the second sentence of Section 11.01 and (2) directly affects such CLO;

(E) if to Holdings, the Borrower or any Subsidiary of the Borrower, the additional limitations in Section 11.06(g);

(F) if to any Affiliated Lender, to the additional limitations in Section 11.06(h);

(G) assignments to Defaulting Lenders shall not be permitted; and

(H) if by a Defaulting Lender, subject to the additional limitations in Section 11.06(j).

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) below, from and after the effective date specified in each Assignment and Assumption the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 4.10, 4.11, 4.12 and 11.05, subject to such Lender’s continued compliance with any applicable requirements contained in such Sections); provided, that

135

except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 11.06 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at its address referred to in Section 11.02 a copy of each Assignment and Assumption delivered to it and a register (the “Register”) for the recordation of the names and addresses of the Lenders, and the Commitment of, and the principal amount of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, each other Loan Party, the Administrative Agent, the Issuing Lender and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, the Assignee’s completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, together with any tax forms required herein, the Administrative Agent (A) promptly shall accept such Assignment and Assumption and (B) record the information contained therein in the Register on the effective date determined pursuant thereto. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) (i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Lender and the other Lenders shall continue

136

to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly affected thereby pursuant to the proviso to the second sentence of Section 11.01 and (2) directly affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.10, 4.11, and 4.12 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.07(b) as though it were a Lender, provided such Participant shall be subject to Section 11.07(a) as though it were a Lender.

(ii) A Participant shall not be entitled to receive any greater payment under Section 4.10 or 4.11 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. Any Participant that is a Non-U.S. Lender shall not be entitled to the benefits of Section 4.11 unless such Participant complies with Section 4.11(f).

(iii) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register in the United States on which it enters the name and address of each Participant and the principal amounts and stated interest of each Participant’s interest in the Commitments, Loans, Letters of Credit or other obligations under any Loan Document (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Credit Document) except to the extent that such disclosure is necessary to establish that the Loans are in registered form under Treas. Reg. § 5f.103-1(c). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

137

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.

(e) The Borrower, upon receipt of written notice from the relevant Lender, agrees to issue Loan Notes to any Lender requiring Loan Notes to facilitate transactions of the type described in paragraph (d) above.

(f) Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Loans it may have funded hereunder to its designating Lender without the consent of the Borrower or the Administrative Agent and without regard to the limitations set forth in Section 11.06(b). Each of the Borrower, each Lender and the Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance.

(g) Any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement in respect of Term Loans to Holdings, the Borrower or any of its Subsidiaries on a non-pro rata basis through (x) Dutch Auctions open to all Lenders on a pro rata basis in accordance with the Auction Procedures or (y) open market purchases, subject to the following limitations:

(i) Holdings, the Borrower and its Subsidiaries may not purchase more than $25,000,000 in aggregate principal amount of Term Loans through open market purchases in the aggregate during the term of this Agreement;

(ii) no Default or Event of Default shall have occurred and be continuing at the time of any such assignment or would result therefrom;

(iii) immediately upon such acquisition (or immediately upon contribution or assignment thereto from an Affiliated Lender to Holdings or the Borrower as contemplated by Section 11.06(h)(iii)), such Term Loans and all rights and obligations as a Lender related thereto shall for all

138

purposes (including under this Agreement, the other Loan Documents and otherwise) be deemed to be automatically, irrevocably and permanently prepaid, terminated, extinguished, cancelled and of no further force and effect and none of Holdings, the Borrower or any Subsidiary shall obtain or have any rights as a Lender hereunder or under the other Loan Documents by virtue of such acquisition, capital contribution or assignment;

(iv) no proceeds of the Revolving Facility may be used to effect such purchase or assignment;

(v) Holdings, the Borrower and its Subsidiaries will not have the right to receive, and will not receive, information provided solely to Lenders by the Administrative Agent or any Lender and will not be permitted to, and will not, attend or participate in meetings or conference calls attended solely by the Lenders and the Administrative Agent, other than the right to receive notices of Borrowings, notices or prepayments and other administrative notices;

(vi) notwithstanding anything to the contrary contained herein (including in the definitions of “Consolidated Net Income” and “Consolidated EBITDA”), any non-cash gains in respect of “cancellation of indebtedness” resulting from the cancellation of any Term Loans purchased by or contributed to Holdings, the Borrower or any of its Subsidiaries shall be excluded from the determination of Consolidated Net Income and Consolidated EBITDA; and

(vii) the cancellation of Term Loans as provided in clause (iii) above shall not constitute a voluntary or mandatory prepayment for purposes of Section 4.02 or 4.03, but the face amount of Term Loans cancelled as provided for in clause (iii) above shall be applied on a pro rata basis to the remaining scheduled installments of principal due in respect of the applicable Class of Term Loans.

(h) Any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement in respect of Term Loans to any Affiliated Lender on a non-pro rata basis through (x) Dutch Auctions open to all Lenders on a pro rata basis in accordance with the Auction Procedures or (y) open market purchases, subject to the following limitations:

(i) Affiliated Lenders will not have the right to receive, and will not receive, information provided solely to Lenders by the Administrative Agent or any Lender and will not be permitted to, and will not, attend or participate in meetings or conference calls attended solely by the Lenders and the Administrative Agent, other than the right to receive notices of Borrowings, notices or prepayments and other administrative notices in respect of its Loans or Commitments required to be delivered to Lenders;

139

(ii) notwithstanding anything in Section 11.01 or the definition of “Required Lenders” or any similar term to the contrary, for purposes of determining whether the “Required Lenders” or similar term have (A) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any plan of reorganization or any departure by any Loan Party therefrom, (B) otherwise acted on any matter related to any Loan Document or (C) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, all Term Loans held by any Affiliated Lender shall be deemed to have voted in the same proportion as the allocation of voting with respect to such matter by Lenders who are not Affiliated Lenders for all purposes of calculating whether the Required Lenders or similar term have taken any actions; and each Affiliated Lender hereby acknowledges, agrees and consents that if, for any reason, its vote to accept or reject any plan pursuant to any Debtor Relief Law is not deemed to have been so voted, then such vote will be (x) deemed not to be in good faith and (y) “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or similar provision under such other debtor relief law) such that the vote is not counted in determining whether the applicable class has accepted or rejected such plan in accordance with Section 1126(c) of the Bankruptcy Code (or similar provision under such debtor relief law) and each Affiliated Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Affiliated Lender’s attorney-in-fact, with full authority in the place and stead of such Affiliated Lender and in the name of such Affiliated Lender, from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this clause (ii);

(iii) notwithstanding anything to the contrary herein, an Affiliated Lender may make one or more capital contributions or assignments of Term Loans that it acquires in accordance with this Section 11.06(h) to Holdings or the Borrower solely in exchange for debt or equity interest of Holdings permitted hereunder; and

(iv) the aggregate principal amount of Term Loans held at any one time by Affiliated Lenders (including, for the avoidance of doubt, Affiliate Debt Funds) may not exceed 25% of the then aggregate outstanding principal amount of all Term Loans and any assignments that cause the Affiliated Lenders in the aggregate to exceed such percentage shall be deemed void ab initio and the Register shall be modified to reflect a reversal of such assignment.

140

Each Affiliated Lender that is an assignee shall identify itself as such in the applicable Assignment and Assumption. In no event shall the Administrative Agent be obligated to ascertain, monitor or inquire as to whether any Lender is an Affiliated Lender or an Affiliate Debt Fund nor shall the Administrative Agent be obligated to monitor the number of Affiliated Lenders or Affiliate Debt Funds or the aggregate amount of Term Loans held by Affiliated Lenders or Affiliate Debt Funds.

(i) By executing and delivering an Assignment and Assumption, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Term Loan Commitment and Revolving Commitment, and the outstanding balances of its Term Loans and Revolving Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Assumption, (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of Holdings, the Borrower or any Subsidiary or the performance or observance by Holdings, the Borrower or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, (iii) such assignee represents and warrants that it is an eligible assignee for purposes hereof and is legally authorized to enter into such Assignment and Assumption and that it is not a Competitor (or, if it is a Competitor, the Borrower has consented to such assignment), (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 5.01 or delivered pursuant to Section 7.01 and such other documents (including the Intercreditor Agreement) and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption, (v) such assignee will independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, make its own credit decisions in taking or not taking action under this Agreement, (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this

141

Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(j) In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Borrower, to the Administrative Agent, the Issuing Lender and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its Revolving Percentage (and notwithstanding the foregoing, if any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs).

Section 11.07. Adjustments; Set-off. (a) Except to the extent that this Agreement expressly provides for payments to be allocated to a particular Lender or to the Lenders under a particular Facility or provides for the application of funds arising from the existence of a Defaulting Lender, if any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 9(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of the Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower

142

expressly consents to the foregoing arrangements and agrees that any Lender holding such a participation described above in a Loan or L/C Obligations deemed to have been so purchased may exercise any and all rights of banker’s lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a Loan directly to the Borrower in the amount of such participation.

(b) Upon the occurrence and during the continuance of an Event of Default under Section 9(a), in addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount to the extent due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final, other than payroll or trust accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower, as the case may be; provided that if any Defaulting Lender shall exercise such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 3.13 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lender and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 11.08. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts , and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

Section 11.09. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

143

Section 11.10. Integration. This Agreement, the other Loan Documents and any separate letter providing for fees payable to the Administrative Agent represent the entire agreement of the Borrower, the Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

Section 11.11. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT (INCLUDING ANY INCREMENTAL AMENDMENT, ANY EXTENSION AMENDMENT AND ANY REFINANCING AMENDMENT) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 11.12. Submission to Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 11.02 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

144

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

Section 11.13. Acknowledgments. The Borrower hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

(b) no Agent or Lender has any fiduciary relationship with or duty to it arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Agents and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

Section 11.14. Releases of Guarantees and Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Secured Party (without requirement of notice to or consent of any Secured Party except as expressly required by Section 11.01) to take any action requested by the Borrower having the effect of releasing any Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 11.01 or (ii) under the circumstances described in paragraph (b) below.

(b) At such time as the Loans, the Reimbursement Obligations and the other obligations under the Loan Documents (other than contingent indemnification obligations or obligations under or in respect of Specified Hedge Agreements or Specified Cash Management Obligations) shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding (unless collateralized on terms and conditions satisfactory to the Issuing Lender following the termination of the Commitments and the repayment of all amounts due and payable under the Loan Documents), the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Loan Party under the Security Documents shall promptly terminate, all without delivery of any instrument or performance of any act by any Person.

145

Section 11.15. Confidentiality. Each Agent and each Lender agrees to keep confidential all non-public information provided to it by or on behalf of the Sponsor or Equity Investor or any Loan Party or any of their Subsidiaries or any of such Person’s attorneys, agents or accountants pursuant to this Agreement; provided that nothing herein shall prevent any Agent or any Lender from disclosing any such information (a) to any Agent, any other Lender, any affiliate of any Agent or Lender or any Approved Fund that are made aware of the provisions of this Section prior to disclosure, (b) to any pledgee referred to in Section 11.06(f) or any actual or prospective Transferee or Hedge Agreement counterparty or any “other professional advisor” referred to in clause (c) below, in each case, that agrees to comply with the provisions of this Section prior to disclosure, (c) to its Affiliates and to its and their respective employees, legal counsel, directors, agents, attorneys, accountants or professional advisors that are made aware of provisions of this Section prior to disclosure (with such Agent or Lender to be responsible for any breach of this Section by such Persons), (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or administrative agency or other Governmental Authority or in any pending legal or administrative proceeding or as may otherwise be required pursuant to any Requirement of Law or compulsory legal process, (f) to the extent that such information becomes publicly available other than by reason of disclosure by such Agent or Lender in violation of this Section 11.15, (g) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender, (h) to assignees or participants or potential assignees or participants who agree to be bound by the terms of this Section 11.15 or substantially similar confidentiality provisions, (i) for the purpose of a “due diligence” defense, (j) which has been or hereafter is obtained by such Agent or Lender from a third party that such Agent or Lender does not know to have violated, or to have obtained such information in violation of, any obligation to the Borrower or the Borrower’s Affiliates with respect to such information, (k) which is independently developed by such Agent or Lender or its representatives without use of or reference to the confidential information or (l) in connection with the exercise of any remedy hereunder or under any other Loan Document.

Section 11.16. WAIVERS OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD

146

NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.16.

Section 11.17. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or participation in any Letter of Credit, together with all fees, charges and other amounts which are treated as interest on such Loan or participation in such Letter of Credit under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan or participation in accordance with applicable law, the rate of interest payable in respect of such Loan or participation hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or participation but were not payable as a result of the operation of this Section ?11.17 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or participations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

Section 11.18. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 11.19. PATRIOT Act. Each Agent and each Lender hereby notifies each of the Borrower and Holdings that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”), and the Agents’ and Lenders’ policies and practices, it may be required to obtain, verify and record information that identifies each of the Borrower and Holdings, which information includes the name, address and tax identification number of each of the Borrower and Holdings and other information that will allow such Agent or Lender to identify each of the Borrower and Holdings in accordance with the PATRIOT Act. This notice is given in accordance with the requirements of the PATRIOT Act and is effective as to each Agent and each Lender (to the extent applicable).

147

ARTICLE 12

ADDITIONAL CREDITS

Section 12.01. Incremental Facilities. (a) The Borrower may at any time or from time to time after the Closing Date, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy of such notice to each of the Lenders), request (i) one or more additional tranches of first-lien term loans (the “Incremental Term Loans”) or (ii) one or more increases in the amount of the Revolving Commitments of a Class (each such increase, an “Incremental Revolving Commitment Increase”); provided that (i) both at the time of any such request and after giving effect to the effectiveness of any Incremental Amendment referred to below, no Default or Event of Default shall exist and at the time that any such Incremental Term Loan or Incremental Revolving Commitment Increase is made or effected (and after giving effect thereto) no Default or Event of Default shall exist, (ii) (A) the Consolidated Leverage Ratio shall not exceed the applicable ratio for such period set forth in the definition of Debt Incurrence Ratios, (B) the Consolidated Interest Coverage Ratio shall not be less than the applicable ratio for such period set forth in the definition of Debt Incurrence Ratios and (C) the Consolidated Senior Secured Leverage Ratio shall not exceed 3.75 to 1.00, in each case on a pro forma basis at the time that any such Incremental Term Loan or Incremental Revolving Commitment Increase is made or effected (and after giving effect thereto) and for the most recent determination period (and assuming such Incremental Facility is fully drawn but without netting of any proceeds received thereunder) and (iii) all reasonable out-of-pocket fees and expenses owing in respect of such increase to the Administrative Agent and the Lenders shall have been paid.

(b) Each tranche of Incremental Term Loans and each Incremental Revolving Commitment Increase shall be in an aggregate principal amount that is not less than $10,000,000 (provided that such amount may be less than $10,000,000 if such amount represents all remaining availability under the limit set forth in the next sentence). Notwithstanding anything to the contrary herein, the aggregate amount of the Incremental Term Loans and the Incremental Revolving Commitment Increases shall not exceed $200,000,000 (the “Incremental Cap”) and not more than $50,000,000 of the Incremental Cap may be in the form of Incremental Revolving Commitment Increases.

(c) The Incremental Term Loans (i) shall rank pari passu in right of payment and of security with the other Loans outstanding hereunder, (ii) shall not mature earlier than the then Latest Maturity Date and shall not have a Weighted Average Life to Maturity that is shorter than the remaining Weighted Average Life to Maturity of the Tranche B Term Loans, (iii) shall have interest rates, rate floors, upfront fees, original issue discounts, premiums and amortization schedules (subject to clause (ii) above) and, subject to Section 4.02 and 4.09,

148

optional and mandatory prepayments (including call protection and prepayment premiums) determined by the Borrower and the lenders thereof and (iv) may have terms and conditions different from those of the other Term Loans outstanding hereunder; provided that, except with respect to the differences set forth in clauses (ii) and (iii) above, such differences shall be reasonably acceptable to the Administrative Agent.

(d) Each notice from the Borrower pursuant to this Section 12.01 shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans or Incremental Revolving Commitment Increases. Incremental Term Loans may be made, and Incremental Revolving Commitment Increases may be provided, by any existing Lender (it being understood that no existing Lender will have an obligation to make a portion of any Incremental Term Loan, and no existing Lender will have any obligation to provide a portion of any Incremental Revolving Commitment Increase and the Borrower shall have no obligation to offer any such existing Lender the opportunity to participate in the provision of any such loans or commitment increase) or by any Additional Lender; provided that the Administrative Agent (and, in the case of any Incremental Revolving Commitment Increases, the Issuing Lender) shall have consented (not to be unreasonably withheld) to such Lender’s or Additional Lender’s making such Incremental Term Loans or providing such Incremental Revolving Commitment Increases if such consent would be required under Section 11.06 for an assignment of Loans or Commitments, as applicable, to such Lender or Additional Lender.

(e) Commitments in respect of Incremental Term Loans and Incremental Revolving Commitment Increases shall become Commitments (or in the case of an Incremental Revolving Commitment Increase to be provided by an existing Lender with a Revolving Commitment, an increase in such Lender’s applicable Revolving Commitment) under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed the Borrower, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section. The effectiveness of any Incremental Amendment shall be subject to the satisfaction on the date thereof (each, an “Incremental Facility Closing Date”) of each of the conditions set forth in such Incremental Amendment. The Borrower will use the proceeds of the Incremental Term Loans and Incremental Revolving Commitment Increases for any purpose not prohibited by this Agreement.

149

(f) No Lender shall be obligated to provide any Incremental Term Loans or Incremental Revolving Commitment Increases unless it so agrees and the Borrower shall not be obligated to offer any existing Lender the opportunity to provide any Incremental Term Loans or Incremental Revolving Commitment Increases. Upon each increase in the Revolving Commitments pursuant to this Section, each Lender with a Revolving Commitment immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Incremental Revolving Commitment Increase (each an “Incremental Revolving Commitment Increase Lender”) in respect of such increase, and each such Incremental Revolving Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Lender’s participations hereunder in outstanding Letters of Credit such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations hereunder in Letters of Credit held by each Lender with a Revolving Commitment (including each such Incremental Revolving Commitment Increase Lender) will equal the percentage of the aggregate Revolving Commitments of all Lenders represented by such Lender’s Revolving Commitment. If, on the date of such increase, there are any Revolving Loans outstanding, such Revolving Loans shall on or prior to the effectiveness of such Incremental Revolving Commitment Increase be prepaid from the proceeds of additional Revolving Loans made hereunder (reflecting such increase in Revolving Commitments), which prepayment shall be accompanied by accrued interest on the Revolving Loans being prepaid and any costs incurred by any Lender in accordance with Section 4.12. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

(g) In the event that the All-in Yield for any Incremental Term Loans is more than 0.50% per annum greater than the All-in Yield for the Tranche B Term Loans, then the Applicable Margin for the Tranche B Term Loans shall be increased to the extent necessary so that the All-in Yield for such Incremental Term Loans shall not be more than 0.50% per annum greater than the All-in Yield for the Tranche B Term Loans.

(h) This Section 12.01 shall supersede any provisions in Section 4.09 or 11.01 to the contrary.

Section 12.02. Amend And Extend Transactions. (a) At any time after the Closing Date, the Borrower and any Lender may agree, by notice to the Administrative Agent (each such notice, an “Extension Notice”), to extend (an “Extension”) the Maturity Date of such Lender’s Revolving Commitments of a Class (which term, for purposes of this provision, shall also include any tranche of

150

Revolving Commitments outstanding hereunder pursuant to a previous Amend and Extend Transaction) and/or Term Loans of a Class (which term, for purposes of this provision, shall also include any term loans outstanding hereunder pursuant to a previous Amend and Extend Transaction or any Refinancing Term Loan Facility, or any tranche of Incremental Term Loans) to the extended maturity date specified in such Extension Notice and Extension Amendment (each tranche of Revolving Commitments and each tranche of Term Loans so extended, in each case as well as the original Revolving Commitments and Term Loans not so extended, being deemed a separate Class; any Extended Term Loans shall constitute a separate Class of Term Loans from the Class of Term Loans from which they were converted; any Extended Revolving Credit Commitments shall constitute a separate Class of Revolving Commitments from the Class of Revolving Commitments from which they were converted; any Class of Term Loans the maturity of which shall have been extended pursuant to this Section 12.02, “Extended Term Loans”; and any Class of Revolving Commitments the maturity of which shall have been extended pursuant to this Section 12.02, “Extended Revolving Credit Commitments”); provided that (i) the Borrower shall have offered to all Lenders under the applicable Facility the opportunity to participate in such Extension on a pro rata basis and on the same terms and conditions to each such Lender (each such offer, an “Extension Offer”), (ii) except as to interest rates, rate floors, fees, original issue discounts, premiums, final maturity date (subject to the following clauses (iii), (iv) and (v) and, in the case of Extended Term Loans, optional and mandatory prepayments (subject to Section 4.09) (including call protection and prepayment premiums) and scheduled amortization (subject to the following clause (v)) (which, subject to the following clauses (iii), (iv) and (v), shall be determined by the Borrower and set forth in the applicable Extension Offer), the Extended Revolving Credit Commitments or Extended Term Loans shall have the same terms as the Class of Revolving Commitments or Term Loans that was the subject of the Extension Notice; provided that the Extension Offer and/or Extension Amendment may provide for other covenants and terms that apply to any period after the Latest Maturity Date then in effect, (iii) the final maturity date of any Extended Term Loans or Extended Revolving Credit Commitments shall be no earlier than the then Latest Maturity Date applicable to the original Term Loans or Revolving Commitments, respectively, at the time of Extension, (iv) any Extended Term Loans may participate on a pro rata basis or on a less than pro rata basis (but not on a greater than pro rata basis) in any voluntary or mandatory prepayments or commitment reductions hereunder, as specified in the applicable Extension Offer, (v) the Weighted Average Life to Maturity of any Extended Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the Term Loans under the applicable Facility not extended pursuant to such Extension Offer, (vi) if the aggregate principal amount of Term Loans (calculated on the face amount thereof) or Revolving Commitments in respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate

151

principal amount of Term Loans or Revolving Commitments, as applicable, offered to be extended by the Borrower pursuant to such Extension Offer, then the Term Loans or Revolving Commitments, as applicable, of such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders have accepted such Extension Offer, (vii) all documentation in respect of such Extension Offer (including any Extension Notice and any amendment to this Agreement implementing the terms of such Extension Offer (each such amendment, an “Extension Amendment”)) shall be consistent with the foregoing, (viii) any applicable Minimum Extension Condition shall be satisfied unless waived by the Borrower and (ix) the interest rate margin, rate floors, fees, original issue discounts, premiums and other terms (subject to the limitations set forth in clauses (ii), (iii), (iv) and (v) of this Section 12.02(a)) applicable to any Extended Term Loans or Extended Revolving Credit Commitments shall be determined by the Borrower and the lenders providing such Extended Term Loans or Extended Revolving Credit Commitments, as applicable. In connection with any such Extension, the Borrower and the Administrative Agent, with the approval of the extending Lenders of the applicable Extension Series, may effect such amendments (including any Extension Amendment) to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to implement the terms of any such Extension Offer, including any amendments necessary to establish new Classes, tranches or sub-tranches in respect of the Revolving Commitments or Term Loans so extended and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new tranches or sub-tranches (including to preserve the pro rata treatment of the extended and non-extended tranches and to provide for the reallocation of L/C Obligations upon the expiration or termination of the commitments under any tranche or sub-tranche), in each case on terms not inconsistent with this Section 12.02. Any Extension of the Revolving Commitments shall require the consent (not to be unreasonably withheld or delayed) of the Issuing Lender to the extent that such Extension provides for issuance of Letters of Credit by such Issuing Lender at any time during such extended period.

(b) With respect to all Extensions consummated by the Borrower pursuant to this Section 12.02, (i) such Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 4.02 or Section 4.03 and (ii) any Extension Offer is required to be in a minimum amount of $10,000,000 (or such lesser amount as then available), provided that the Borrower may at its election specify as a condition (a “Minimum Extension Condition”) to consummating any such Extension that a minimum amount (to be determined and specified in the relevant Extension Offer in the Borrower’s sole discretion and may be waived by the Borrower) of Term Loans or Revolving Commitments of any or all applicable tranches accept the applicable Extension Offer.

152

(c) In connection with any Extension, the Borrower shall provide the Administrative Agent at least five Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall mutually establish procedures with the Administrative Agent to accomplish the purposes of this Section 12.02.

(d) In the event that the Administrative Agent determines in its sole discretion that the allocation of Extended Term Loans of a given Extension Series or the Extended Revolving Credit Commitments of a given Extension Series, in each case to a given Lender was incorrectly determined as a result of manifest administrative error, then the Administrative Agent, the Borrower and such affected Lender may (and hereby are authorized to), in their sole discretion and without the consent of any other Lender, enter into an amendment to this Agreement and the other Loan Documents (each, a “Corrective Extension Amendment”) within 15 days following the determination of such error, as the case may be, which Corrective Extension Amendment shall (i) provide for the conversion and extension of Term Loans under the existing Term Loan Class or existing Revolving Credit Commitments, as the case may be, in such amount as is required to cause such Lender to hold Extended Term Loans or Extended Revolving Credit Commitments (and related Revolving Extensions of Credit) of the applicable Extension Series into which such other Term Loans or Revolving Commitments were initially converted, as the case may be, in the amount such Lender would have held had such administrative error not occurred and had such Lender received the minimum allocation of the applicable Loans or Commitments to which it was entitled under the terms of such Extension Amendment, in the absence of such error, (ii) be subject to the satisfaction of such conditions as the Administrative Agent, the Borrower and such Lender may agree (including conditions of the type required to be satisfied for the effectiveness of an Extension Amendment described in Section 12.02(a)), and (iii) effect such other amendments of the type (with appropriate reference and nomenclature changes) described in the penultimate sentence of Section 12.02(a).

(e) This Section 12.02 shall supersede any provisions in Section 4.09 or Section 11.01 to the contrary.

Section 12.03. Refinancing Amendments. (a) At any time after the Closing Date, the Borrower may obtain, from any Lender or any Additional Lender, Credit Agreement Refinancing Indebtedness in the form of Refinancing Term Loans or Refinancing Term Loan Commitments in respect of all or any portion of any Class of Term Loans then outstanding under this Agreement (which for purpose of this clause (a) will be deemed to include any then outstanding Refinancing Term Loans) pursuant to a Refinancing Amendment;

153

provided that (x) such Credit Agreement Refinancing Indebtedness (A) will rank pari passu in right of payment and of security with the other Loans and Commitments hereunder, (B) will have such pricing (including interest rates, rate floors, fees, original issue discounts and premiums) and, subject to Section 4.02 and 4.09, optional and mandatory prepayment terms as may be agreed by the Borrower and the Lenders thereof, (C) will have a maturity date that is not prior to the maturity date of, and will have a Weighted Average Life to Maturity that is not shorter than, the Class of Term Loans being refinanced and (D) will have terms and conditions that are otherwise consistent with the applicable requirements set forth in the definition of “Credit Agreement Refinancing Indebtedness” and (y) the Administrative Agent shall have consented (not to be unreasonably withheld) to such Lender’s or Additional Lender’s providing such Credit Agreement Refinancing Indebtedness if such consent would be required under Section 11.06 for an assignment of Loans or Commitments, as applicable, to such Lender or Additional Lender; provided further that the terms and conditions applicable to such Credit Agreement Refinancing Indebtedness may provide for any additional or different financial or other covenants or other provisions that are agreed between the Borrower and the Lenders thereof and applicable only during periods after the Latest Maturity Date that is in effect on the date such Credit Agreement Refinancing Indebtedness is incurred or obtained. The effectiveness of any Refinancing Amendment shall be subject to satisfaction, on the date thereof (each, a “Refinancing Amendment Closing Date”), of each of the conditions set forth in such Refinancing Amendment. Each Class of Credit Agreement Refinancing Indebtedness incurred under this Section 12.03 shall be in an aggregate principal amount that is (x) not less than $10,000,000 and (y) an integral multiple of $1,000,000 in excess thereof (or such lesser amount of Indebtedness being refinanced as is then outstanding). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto (including any amendments necessary to treat the Loans and Commitments subject thereto as Refinancing Term Loans and/or Refinancing Term Loan Commitments). Any Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 12.03.

(b) This Section 12.03 shall supersede any provisions in Section 4.09 or Section 11.01 to the contrary.

[signature pages follow]

154

LENDER:

United HealthCare

Insurance Company

, as a Lender

By: GSO Capital Advisors II

LLC as Manager

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

BLACKSTONE TREASURY SOLUTIONS

MASTER FUND L.P.

, as a Lender

By: GSO Capital Advisors LLC,

its Investment Manager

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Arch Street Funding LLC

, as a Lender

By: FS Investment Corporation, as Sole Member

By: GSO / Blackstone Debt Funds Management LLC as

Sub-Adviser

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

KKR FLOATING RATE FUND L.P.

, as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

KKR FINANCIAL CLO 2007-1, LTD.

, as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

KKR CORPORATE CREDIT

PARTNERS L.P.

, as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Maryland State Retirement

and Pension System

, as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Oregon Public Employees

Retirement Fund

, as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ACE Tempest Reinsurance Ltd

, as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Highland/iBoxx Senior

Loan ETF

, as a Lender

By:	/s/ Brian Mitts
Name: Brian Mitts
Title: Senior Fund Analyst

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Octagon XVIII Loan

Funding LLC

, as a Lender

By: Citibank, N.A.,

By:	/s/ Paul Plank
Name: Paul Plank
Title: Director

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Thrivent Opportunity

Income Plus Fund

, as a Lender

By: Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Thrivent Opportunity

Income Plus Portfolio

, as a Lender

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Thrivent Moderately Conservative

Allocation Portfolio

, as a Lender

By: Thrivent Financial for

Lutherans

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Thrivent Moderately Aggressive

Allocation Portfolio

, as a Lender

By: Thrivent Financial for

Lutherans

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Thrivent Moderately Conservative

Allocation Fund

, as a Lender

By: Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Thrivent Moderately Aggressive

Allocation Fund

, as a Lender

By: Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Thrivent Moderate

Allocation Portfolio

, as a Lender

By: Thrivent Financial for

Lutherans

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Thrivent Limited Maturity

Bond Portfolio

, as a Lender

By: Thrivent Financial For

Lutherans

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Thrivent Moderate

Allocation Fund

, as a Lender

By: Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Thrivent Income Portfolio

, as a Lender

By: Thrivent Financial For

Lutherans

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Thrivent Limited Maturity

Bond Fund

, as a Lender

By: Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Thrivent Income Fund

, as a Lender

By: Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Thrivent Growth and

Income Plus Portfolio

, as a Lender

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Thrivent Growth and

Income Plus Fund

, as a Lender

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Thrivent Financial Defined

Benefit Plan Trust

, as a Lender

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Thrivent Financial For

Lutherans

, as a Lender

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Thrivent Diversified

Income Plus Fund

, as a Lender

By: Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Thrivent Diversified

Income Plus Portfolio

, as a Lender

By: Thrivent Financial for

Lutherans

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Thrivent Balanced Income

Plus Portfolio

, as a Lender

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Thrivent Balanced Income

Plus Fund

, as a Lender

By: Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Octagon Investment

Partners XVII, Ltd.

, as a Lender

By: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Venture VIII CDO, Limited

, as a Lender

By: its investment advisor,

MJX Asset Management, LLC

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Venture XI CLO, Limited

, as a Lender

By: its investment advisor,

MJX Asset Management, LLC

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Venture X CLO, Limited

, as a Lender

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Venture VI CDO Limited

, as a Lender

By: its investment advisor,

MJX Asset Management, LLC

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Venture VII CDO Limited

, as a Lender

By: its investment advisor,

MJX Asset Management, LLC

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Venture IX CDO, Limited

, as a Lender

By: its investment advisor,

MJX Asset Management LLC

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

VENTURE XII CLO, Limited

, as a Lender

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Octagon Investment

Partners XVI, Ltd.

, as a Lender

By: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Octagon Paul Credit Fund

Series I, Ltd.

, as a Lender

By: Octagon Credit Investors, LLC

as Portfolio Manager

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Octagon Senior Secured

Credit Master Fund Ltd.

, as a Lender

By: Octagon Credit Investors, LLC

as Investment Manager

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Octagon Investment

Partners XII, Ltd.

, as a Lender

By: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Octagon Investment

Partners XIV, Ltd.

, as a Lender

By: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Octagon Investment

Partners XV, Ltd.

, as a Lender

By: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Octagon Delaware Trust 2011

, as a Lender

By: Octagon Credit Investors, LLC

as Portfolio Manager

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Octagon Investment

Partners IX, Ltd.

, as a Lender

By: Octagon Credit Investors, LLC

as Manager

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Hamlet II, Ltd.

, as a Lender

By: Octagon Credit Investors, LLC

as Portfolio Manager

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

The Hartford Floating

Rate High Income Fund

, as a Lender

By: Wellington Management Company, LLP

as its Investment Adviser

By:	/s/ Jessica Gravel
Name: Jessica Gravel
Title: Analyst

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

The Hartford Floating

Rate Fund

, as a Lender

By: Wellington Management Company, LLP

as its Investment Adviser

By:	/s/ Jessica Gravel
Name: Jessica Gravel
Title: Analyst

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ICE 3: GLOBAL CREDIT CLO

LIMITED

, as a Lender

By: ICE CANYON LLC, its

Collateral Manager

By:	/s/ Jonathan Kaplan
Name: Jonathan Kaplan
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Ocean Trails CLO IV

, as a Lender

By: West Gate Horizons Advisors LLC,

as Asset Manager

By:	/s/ Cheryl Wasilewski
Name: Cheryl Wasilewski
Title: Senior Credit Analyst

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

WG HORIZONS CLO I

, as a Lender

By: West Gate Horizons Advisors LLC,

as Investment Manager

By:	/s/ Cheryl Wasilewski
Name: Cheryl Wasilewski
Title: Senior Credit Analyst

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

OCEAN TRAILS CLO I

, as a Lender

By: West Gate Horizons Advisors LLC,

as Investment Manager

By:	/s/ Cheryl Wasilewski
Name: Cheryl Wasilewski
Title: Senior Credit Analyst

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

OCEAN TRAILS CLO II

, as a Lender

By: West Gate Horizons Advisors LLC,

as Investment Manager

By:	/s/ Cheryl Wasilewski
Name: Cheryl Wasilewski
Title: Senior Credit Analyst

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

COMMUNITY INSURANCE

COMPANY

, as a Lender

By: ARES WLP MANAGEMENT, L.P., ITS INVESTMENT

MANAGER

BY: ARES WLP MANAGEMENT GP, LLC, ITS GENERAL

PARTNER

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Spring Road CLO 2007-1, LTD.

, as a Lender

By: Denali Capital LLC, managing member of

DC Funding Partners LLC, Collateral Manager

By:	/s/ Kelli Marti
Name: Kelli Marti
Title: Senior Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

DENALI CAPITAL CLO VII, LTD.

, as a Lender

By: Denali Capital LLC, managing member of

DC Funding Partners LLC, collateral manager

By:	/s/ Kelli Marti
Name: Kelli Marti
Title: Senior Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

DENALI CAPITAL CLO X, LTD.

, as a Lender

By: Denali Capital LLC, managing member of DC

Funding Partners LLC, portfolio manager

for DENALI CAPITAL CLO X, LTD.

By:	/s/ Kelli Marti
Name: Kelli Marti
Title: Senior Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

DENALI CAPITAL CLO VI, LTD.

, as a Lender

By: Denali Capital LLC, managing member of

DC Funding Partners LLC, collateral manager

By:	/s/ Kelli Marti
Name: Kelli Marti
Title: Senior Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Blackstone / GSO Senior

Floating Rate Term Fund

, as a Lender

By: GSO / Blackstone Debt Funds

Management LLC as Investment Advisor

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Columbus Park CDO Ltd.

, as a Lender

By: GSO / Blackstone Debt Funds Management LLC

as Portfolio Manager

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Tribeca Park CLO Ltd.

, as a Lender

By: GSO / Blackstone Debt Funds

Management LLC as Portfolio Manager

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

TRALEE CLO II, LTD

, as a Lender

By: Par-Four Investment Management, LLC

As Collateral Manager

By:	/s/ Dennis Gorczyca
Name: Dennis Gorczyca
Title: Managing Director

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Katonah X CLO Ltd.

, as a Lender

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Katonah 2007-I CLO Ltd.

, as a Lender

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Catamaran CLO 2013-1 Ltd.

, as a Lender

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Catamaran CLO 2012-1 Ltd.

, as a Lender

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Renaissance Floating Rate

Income Fund

, as a Lender

By: Ares Capital Management II

LLC, as Portfolio Sub-Advisor

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

PPF Nominee 1 B.V.

, as a Lender

By: Ares Management Limited,

its Portfolio Manager

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

SEI INSTITUTIONAL INVESTMENTS

TRUST - OPPORTUNISTIC INCOME FUND

, as a Lender

By: ARES MANAGEMENT LLC, AS

PORTFOLIO MANAGER

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

SEI INSTITUTIONAL MANAGED TRUST

ENHANCED INCOME FUND

, as a Lender

By: ARES MANAGEMENT LLC, AS

SUB-ADVISER

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Ares Senior Loan Trust

, as a Lender

By: Ares Senior Loan Trust Management, L.P., Its

Investment Adviser

By: Ares Senior Loan Trust Management, LLC, Its

General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ONTARIO PUBLIC SERVICE EMPLOYEES

UNION PENSION PLAN TRUST FUND

, as a Lender

By : AELIS X Management, L.P., its investment counsel

By : AELIS X Management GP, LLC, its general partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

GLOBAL LOAN OPPORTUNITY

FUND B.V.

, as a Lender

By: ARES MANAGEMENT LIMITED,

ITS PORTFOLIO MANAGER

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Ares NF CLO XV Ltd

, as a Lender

By: Ares NF CLO XV Management, L.P., its

collateral manager

By: Ares NF CLO XV Management LLC, its

general partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Ares NF CLO XIV Ltd

, as a Lender

By: Ares NF CLO XIV Management, L.P.,

its collateral manager

By: Ares NF CLO XIV Management LLC,

its general partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Ares Loan Trust 2011

, as a Lender

By: ARES MANAGEMENT LLC, ITS

INVESTMENT MANAGER

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ARES XXVII CLO LTD.

, as a Lender

By: Ares CLO Management XXVII, L.P., its Asset

Manager

By: Ares CLO GP XXVII, LLC, its General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Ares Enhanced Credit

Opportunities Fund B, LTD.

, as a Lender

By: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS INVESTMENT MANAGER

ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ARES XXV CLO LTD.

, as a Lender

By: Ares CLO Management XXV, L.P., its Asset

Manager

By:Ares CLO GP XXV, LLC, its General

Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ARES XXVI CLO LTD.

, as a Lender

By: Ares CLO Management XXVI, L.P., its

Collateral Manager

By: Ares CLO GP XXVI, LLC, its

General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ARES XXII CLO LTD.

, as a Lender

By: ARES CLO MANAGEMENT XXII, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XXII, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ARES XXIV CLO LTD.

, as a Lender

By: ARES CLO MANAGEMENT XXIV, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XXIV, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ARES XXIII CLO LTD.

, as a Lender

By: ARES CLO MANAGEMENT XXIII, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XXIII, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ARES XVI CLO LTD.

, as a Lender

By: ARES CLO MANAGEMENT XVI, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XVI, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ARES SPC HOLDINGS, L.P.

, as a Lender

By: ARES SPC HOLDINGS GP LLC,

its general partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ARES VIR CLO LTD.

, as a Lender

By: ARES CLO MANAGEMENT VIR, L.P., ITS INVESTMENT MANAGER
BY: ARES CLO GP VIR, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ARES ENHANCED LOAN INVESTMENT

STRATEGY IX, L.P.

, as a Lender

By: AELIS IX Management, LLC,

its General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

, as a Lender

By: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER
BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ARES DYNAMIC CREDIT

ALLOCATION FUND, INC.

, as a Lender

By: Ares Capital Management II, LLC,

its Adviser

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ARES ENHANCED CREDIT

OPPORTUNITIES FUND II LTD.

, as a Lender

By: ARES ENHANCED CREDIT OPPORTUNITIES

INVESTMENT MANAGEMENT II, LLC, ITS

INVESTMENT MANAGER

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

WELLPOINT, INC.

, as a Lender

By: ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER
BY: ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Doral CLO II Ltd.

, as a Lender

By:	/s/ John Finan
Name: John Finan
Title: Managing Director

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Doral CLO III Ltd.

, as a Lender

By:	/s/ John Finan
Name: John Finan
Title: Managing Director

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Doral CLO I, Ltd.

, as a Lender

By:	/s/ John Finan
Name: John Finan
Title: Managing Director

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Pioneer Institutional Solutions -

Credit Opportunities

, as a Lender

By: Pioneer Investment Management, Inc.

As its adviser

By:	/s/ maggie begley
Name: maggie begley
Title: Vice President and Associate General Counsel

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Pioneer Floating Rate Fund

, as a Lender

By: Pioneer Investment Management, Inc.

As its adviser

By:	/s/ maggie begley
Name: maggie begley
Title: Vice President and Associate General Counsel

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Pioneer Floating Rate Trust

, as a Lender

By: Pioneer Investment Management, Inc.

As its adviser

By:	/s/ maggie begley
Name: maggie begley
Title: Vice President and Associate General Counsel

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Pioneer Dynamic Credit Fund

, as a Lender

By: Pioneer Investment Management, Inc.

As its adviser

By:	/s/ maggie begley
Name: maggie begley
Title: Vice President and Associate General Counsel

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

LFSIGXG LLC

, as a Lender

By: Highbridge Principal Strategies LLC,

its Sub-Advisor

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Renaissance Trust 2009

, as a Lender

By: Highbridge Principal Strategies LLC,

its Sub-Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Highbridge Loan

Management 2012-1, Ltd.

, as a Lender

By: Highbridge Principal Strategies LLC,

its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Highbridge Loan

Management 2013-2, Ltd.

, as a Lender

By: Highbridge Principal Strategies LLC,

Its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Highbridge Liquid Loan

Opportunities Master Fund, L.P.

, as a Lender

By: Highbridge Principal Strategies LLC,

its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Fraser Sullivan CLO VI

Ltd., as Lender

, as a Lender

By: 3i Debt Management US, LLC

as Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Jamestown CLO I Ltd.

, as a Lender

By: 3i Debt Management US, LLC

as Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Jamestown CLO II Ltd.

, as a Lender

By: 3i Debt Management US, LLC

as Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Credit Opportunity Associates,

LLC., as Lender

, as a Lender

By: 3i Debt Management US, LLC

as Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

3i US Senior Loan Fund, L.P.

, as a Lender

By: 3i Debt Management US, LLC

as Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Fraser Sullivan CLO II,

Ltd., as Lender

, as a Lender

By: 3i Debt Management US, LLC

as Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

West CLO 2013-1 Ltd.

, as a Lender

By:	/s/ Joanna Willars
Name: Joanna Willars
Title: Vice President, Analyst

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Phoenix CLO III, LTD.

, as a Lender

By: ING Alternative Asset Management LLC,

as its investment manager

By:	/s/ Kristopher Trocki
Name: Kristopher Trocki
Title: Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Phoenix CLO II, LTD.

, as a Lender

By: ING Alternative Asset Management LLC,

as its investment manager

By:	/s/ Kristopher Trocki
Name: Kristopher Trocki
Title: Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ING Senior Income Fund

, as a Lender

By: ING Investment Management

Co., as its investment manager

By:	/s/ Kristopher Trocki
Name: Kristopher Trocki
Title: Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ISL Loan Trust

, as a Lender

By: ING Investment Management

Co., as its investment advisor

By:	/s/ Kristopher Trocki
Name: Kristopher Trocki
Title: Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ISL Loan Trust II

, as a Lender

By: ING Investment Management Co. LLC,

as its investment advisor

By:	/s/ Kristopher Trocki
Name: Kristopher Trocki
Title: Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ING Investment Management

CLO III, LTD.

, as a Lender

By: ING Alternative Asset Management LLC,

as its investment manager

By:	/s/ Kristopher Trocki
Name: Kristopher Trocki
Title: Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ING Investment Management

CLO IV, LTD.

, as a Lender

By: ING Alternative Asset Management LLC,

as its investment manager

By:	/s/ Kristopher Trocki
Name: Kristopher Trocki
Title: Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ING Investment Management

CLO V, LTD.

, as a Lender

By: ING Alternative Asset Management LLC,

as its investment manager

By:	/s/ Kristopher Trocki
Name: Kristopher Trocki
Title: Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ING Investment Trust Co. Plan for

Employee Benefit Investment Funds -

Senior Loan Fund

, as a Lender

By: ING Investment Trust Co.

as its trustee

By:	/s/ Kristopher Trocki
Name: Kristopher Trocki
Title: Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ING Prime Rate Trust

, as a Lender

By: ING Investment Management

Co., as it investment manager

By:	/s/ Kristopher Trocki
Name: Kristopher Trocki
Title: Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ING IM CLO 2012-2, LTD.

, as a Lender

By: ING Alternative Asset Management LLC,

as its investment manager

By:	/s/ Kristopher Trocki
Name: Kristopher Trocki
Title: Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ING IM CLO 2012-3, LTD.

, as a Lender

By: ING Alternative Asset Management LLC,

as its investment manager

By:	/s/ Kristopher Trocki
Name: Kristopher Trocki
Title: Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ING IM CLO 2012-4, LTD.

, as a Lender

By: ING Alternative Asset Management LLC,

as its investment manager

By:	/s/ Kristopher Trocki
Name: Kristopher Trocki
Title: Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ING IM CLO 2011-1, Ltd.

, as a Lender

By: ING Alternative Asset Management LLC,

as its portfolio manager

By:	/s/ Kristopher Trocki
Name: Kristopher Trocki
Title: Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ING Floating Rate Fund

, as a Lender

By: ING Investment Management

Co., as its investment manager

By:	/s/ Kristopher Trocki
Name: Kristopher Trocki
Title: Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ING (L) Flex - Senior Loans

, as a Lender

By: ING Investment Management

Co., as its investment manager

By:	/s/ Kristopher Trocki
Name: Kristopher Trocki
Title: Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

California Public Employees’

Retirement System

, as a Lender

By: ING Investment Management Co. LLC,

as its investment manager

By:	/s/ Kristopher Trocki
Name: Kristopher Trocki
Title: Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

New Mexico State

Investment Council

, as a Lender

By: ING Investment Management Co. LLC,

as its investment manager

By:	/s/ Kristopher Trocki
Name: Kristopher Trocki
Title: Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

IBM Personal Pension Plan Trust

, as a Lender

By: ING Investment Management

Co., as its investment manager

By:	/s/ Kristopher Trocki
Name: Kristopher Trocki Title: Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

The City of New York

Group Trust

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Wasatch CLO Ltd

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Portfolio Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

QUALCOMM Global Trading

Pte. Ltd.

, as a Lender

By: Invesco Senior Secured Management, Inc.

as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Nomad CLO, Ltd.

, as a Lender

By: Invesco Senior Secured Management, Inc.

as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

North End CLO, Ltd

, as a Lender

By: Invesco Senior Secured Management, Inc.

as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

National Union Fire Insurance

Company of Pittsburgh, Pa.

, as a Lender

By: Invesco Senior Secured Management, Inc.

as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Marea CLO, Ltd.

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Nautique Funding Ltd

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

MSIM Peconic Bay, Ltd.

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Lexington Insurance Company

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Limerock CLO I

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Linde Pension Plan Trust

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Invesco Senior Income Trust

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Invesco Senior Loan Fund

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Invesco Zodiac Funds - Invesco US

Senior Loan Fund

, as a Lender

By: Invesco Management S.A. As

Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

LENDER:

Diversified Credit Portfolio Ltd.

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Investment Adviser

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Invesco Dynamic Credit Opportunities Fund

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Invesco Floating Rate Fund

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Sub-Adviser

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Hudson Canyon Funding II, Ltd.

, as a Lender

By: Invesco Senior Secured Management, Inc.

as Collateral Manager and Attorney in Fact

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Avalon IV Capital, Ltd.

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Asset Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

BOC Pension Investment Fund

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Attorney in Fact

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Children’s Healthcare of Atlanta, Inc.

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

American Home Assurance Company

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Arrowood Indemnity Company

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Arrowood Indemnity Company, as

administrator of The Pension Plan of

Arrowroot

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

American General Life Insurance Company

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Kaiser Permanente Group Trust

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Kaiser Foundation Hospitals

, as a Lender

By: Invesco Senior Secured Management,

Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Cedar Funding Ltd.

, as a Lender

By: AEGON USA Investment Management, LLC

By:	/s/ Lisa Baltagi
Name: Lisa Baltagi Title: Director

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Cedar Funding II CLO Ltd , as a Lender

By: AEGON USA Investment Management, LLC

By:	/s/ Lisa Baltagi
Name: Lisa Baltagi Title: Director

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Malibu CBNA Loan Funding LLC, as a Lender

By:	/s/ Adam Jacobs
Name: Adam Jacobs Title: Attorney-In-Fact

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Ballantyne Funding, LLC, as Lender

By:	/s/ Hoyle H. Edgerton
Name: Hoyle H. Edgerton Title: Assistant Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Bank of America, N.A., as a Lender

By:	/s/ John Kolleng
Name: John Kolleng
Title: Assistant Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

BARCLAYS BANK PLC, as a Lender

By:	/s/ Jenna Yoo
Name: JENNA YOO Title: AUTHORIZED SIGNATORY

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

CITIBANK, N.A., as a Lender

By:	/s/ Brian S. Broyles
Name: Brian S. Broyles Title: Attorney-In-Fact

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

CoBank, ACB, as a Lender

By:	/s/ Hal Nelson
Name: Hal Nelson Title: Vice President

By:
Name: Title:

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

ACA CLO 2007-1 LTD, as a Lender

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson Title: MD/PM

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

APIDOS CDO V, as a Lender

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson Title: MD/PM

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

APIDOS CINCO CDO, as a Lender

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson
Title: MD/PM

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

APIDOS CLO IX, as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson
Title: MD/PM

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

APIDOS CLO X, as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson
Title: MD/PM

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

APIDOS CLO XI, as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson
Title: MD/PM

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

APIDOS CLO XII, as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson Title: MD/PM

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

APIDOS CLO XIV, as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson
Title: MD/PM

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

APIDOS CLO XV, as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson
Title: MD/PM

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

SAN GABRIEL CLO I LTD, as a Lender

By: Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson Title: MD/PM

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

SHASTA CLO I LTD, as a Lender

By: Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson Title: MD/PM

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

SIERRA CLO II LTD, as a Lender

By: Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson Title: MD/PM

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Gallatin CLO III 2007-1, LTD As Assignee By: UrsaMine Credit Advisors, LLC as its Collateral Manager

,as a Lender

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig Title: President & Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Gallatin CLO IV 2012-1, Ltd As Assignee By: MP Senior Credit Partners L.P. as its Collateral Manager

,as a Lender

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig Title: President & Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Gallatin CLO V 2O13-1, Ltd As Assignee By: MP Senior Credit Partners L.P. as its Collateral Manager

,as a Lender

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig Title: President & Portfolio Manager

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

As a Lender

DWS Floating Rate Fund
By:	Deutsche Investment Management Americas, Inc. Investment Advisor

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Antonio V. Versaci
Name: Antonio V. Versaci Title: Director

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

As a Lender

MT. WHITNEY SECURITIES INC.,
By:	Deutsche Investment Management Americas Inc. As Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Antonio V. Versaci
Name: Antonio V. Versaci Title: Director

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: DB Services New Jersey, Inc.

By:	/s/ Deirdre Cesario
Name: Deirdre Cesario Title: Assistant Vice President

By:	/s/ Edward Schaffer
Name: Edward Schaffer Title: Vice President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Fifth Third Bank, as a Lender

By:	/s/ Jean Phelan
Name: Jean Phelan Title: Vice President

[By:
Name: Title:]

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

First Eagle High Yield Fund as a Lender

By:	/s/ Michael [ILLEGIBLE]
Name: Michael [ILLEGIBLE] Title: VP

[By:
Name: Title:]

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

First Eagle Global Income Builder Fund as a Lender

By:	/s/ Michael [ILLEGIBLE]
Name: Michael [ILLEGIBLE] Title: VP

[By:
Name: Title:]

LENDER:

New Eagle Holdings Income Builder Fund as a lender

By:	/s/ Michael [ILLEGIBLE]
Name: Michael [ILLEGIBLE] Title: VP

[By:
Name: Title:]

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

NEW EAGLE HOLDINGS HIGH YIELD FUND as a Lender

By:	/s/ Michael [ILLEGIBLE]
Name: Michael [ILLEGIBLE] Title: VP

[By:
Name: Title:]

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

FEIM HIGH YIELD CAYMAN FUND LTD as a Lender

By:	/s/ Michael [ILLEGIBLE]
Name: Michael [ILLEGIBLE] Title: VP

[By:
Name: Title:]

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Harch CLO III, Limited, as a Lender

By:	/s/ Joshua Pontoriero
Name: Joshua Pontoriero Title: Authorized Signatory

[By:
Name: Title:]

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

JMP Credit Advisors CLO I Ltd.

By: Cratos CDO Management LLC As Attorney-in-Fact

By: JMP Credit Advisors LLC Its Manager

By:	/s/ Jeremy Phipps
Name: Jeremy Phipps Title: Director

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Anthony W. Bartell
Name: Anthony W. Bartell Title: Authorized Officer

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

LCM V, Ltd. By: LCM Asset Management LLC As Collateral Manager

[NAME], as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna Title:

[By:
Name: Title:]

LCM Asset Management LLC Alexander B. Kenna

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

LCM VI, Ltd. By: LCM Asset Management LLC As Collateral Manager

[NAME], as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna Title:

[By:
Name: Title:]

LCM Asset Management LLC Alexander B. Kenna

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

LCM IX, Limited Partnership By: LCM Asset Management LLC As Collateral Manager

[NAME], as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna Title:

[By:
Name: Title:]

LCM Asset Management LLC Alexander B. Kenna

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

LCM X Limited Partnership By: LCM Asset Management LLC As Collateral Manager

[NAME], as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna Title:

[By:
Name: Title:]

LCM Asset Management LLC Alexander B. Kenna

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

LCM XI Limited Partnership By: LCM Asset Management LLC As Collateral Manager

[NAME], as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna Title:

[By:
Name: Title:]

LCM Asset Management LLC Alexander B. Kenna

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

LCM XII Limited Partnership By: LCM Asset Management LLC As Collateral Manager

[NAME], as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna Title:

[By:
Name: Title:]

LCM Asset Management LLC Alexander B. Kenna

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

LCM XIII Limited Partnership By: LCM Asset Management LLC As Collateral Manager

[NAME], as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna Title:

[By:
Name: Title:]

LCM Asset Management LLC Alexander B. Kenna

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

LCM XIV Limited Partnership By: LCM Asset Management LLC As Collateral Manager

[NAME], as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna Title:

[By:
Name: Title:]

LCM Asset Management LLC Alexander B. Kenna

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

New York Life Insurance Company

New York Life Insurance and Annuity Corporation By: New York Life Investment Management LLC, its Investment Manager

MainStay Floating Rate Fund, a series of MainStay Funds Trust By: New York Life Investment Management LLC, its Investment Manager

MainStay VP Floating Rate Portfolio, a series of MainStay VP Funds Trust By: New York Life Investment Management LLC, its Investment Manager

Flatiron CLO 2007-1 Ltd. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

Silverado CLO 2006-II Limited By: New York Life Investment Management LLC, as Portfolio Manager and Attorney-in-Fact

Flatiron CLO 2011-1 Ltd. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

Flatiron CLO 2012-1 Ltd. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

Flatiron CLO 2013-1 Ltd. By: New York Life Investment Management LLC, its Authorized Signatory

By:	/s/ Elizabeth A. Standbridge
Name:	Elizabeth A. Standbridge
Title:	Senior Director

AMENDMENT No. 1 SIGNATURE PAGE

OFSI Fund V, Ltd.

By: Its:	OFS Capital Management, LLC Collateral Manager

	By:	/s/ Ken A Brown
	Name:	Ken A Brown
	Title:	Managing Director

LENDER:

Pacific Coast Bankers’ Bank, as a Lender

By:	/s/ Ed Kofman
Name: Ed Kofman Title: MD

[By:
Name: Title:]

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust

By: PPM America, Inc., as sub-adviser

By:	/s/ Chris Kappas
Chris Kappas Managing Director

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

PPM GRAYHAWK CLO, LTD

By: PPM America, Inc., as Collateral Manager

By:	/s/ Chris Kappas
Chris Kappas Managing Director

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Dryden XVIII Leveraged Loan 2007 Ltd., as a Lender By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[By:
Name:
Title:]

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Dryden XI – Leveraged Loan CDO 2006, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[By:
Name:
Title:]

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Gateway CLO Limited, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[By:
Name:
Title:]

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Dryden XXI Leveraged Loan CDO LLC, as Lender By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[By:
Name:
Title:]

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Dryden XXII Senior Loan Fund, as Lender By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[By:
Name:
Title:]

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Dryden XXIII Senior Loan Fund, as Lender By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[By:
Name:
Title:]

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Dryden XXIV Senior Loan Fund, as Lender By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[By:
Name:
Title:]

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Saratoga Investment Corp CLO 2013-1, Ltd. By: Saratoga Investment Corp., as its Collateral Manager By: Saratoga Investment Advisors, LLC, its Investment Advisor, as a Lender

By:	/s/ Richard Petrocelli
Name: Richard Petrocelli
Title: Chief Financial Officer

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

TICC CLO 2012-1 LLC, as a Lender

By: TICC Capital Corp., as Collateral Manager

By:	/s/ Saul Rosenthal
Name: Saul Rosenthal Title: President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

T2 Income Fund CLO I, Ltd., as a Lender

By: T2 Advisers, LLC, as Collateral Manager

By:	/s/ Saul Rosenthal
Name: Saul Rosenthal Title: President

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

J.P. Morgan Whitefriars Inc., as a Lender

By:	/s/ Jeffrey Panzo
Name: Jeffrey Panzo Title: Attorney-in-fact

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Coöperative Centrale Raiffeisen- Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, as a Lender

	By:	/s/ Ken Bravo
Name: Ken Bravo Title: Executive Director

	By:	/s/ Bram Stevens
Name: Bram Stevens Title: Executive Director

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

CIT CLO I Ltd By: CIT Asset Management LLC

/s/ Roger M. Burns
Name: ROGER M. BURNS Title: CIT ASSET MANAGEMENT LLC PRESIDENT

AMENDMENT No. 1 SIGNATURE PAGE

LENDER:

Credit Suisse Loan Funding LLC, as a Lender

	By:	/s/ Robert Healey
Name: Robert Healey Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

ADMINISTRATIVE AGENT: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Robert Hetu
Name: Robert Hetu Title: Authorized Signatory

By:	/s/ Patrick Freytag
Name: Patrick Freytag Title: Authorized Signatory

AMENDMENT No. 1 SIGNATURE PAGE

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Robert Hetu
Name: Robert Hetu Title: Authorized Signatory

By:	/s/ Patrick Freytag
Name: Patrick Freytag Title: Authorized Signatory